                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-2071

Exact name of registrant as specified in charter:
Delaware Group Income Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: July 31, 2005

Item 1.  Reports to Stockholders


                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME



ANNUAL REPORT JULY 31, 2005
--------------------------------------------------------------------------------
              DELAWARE CORPORATE BOND FUND

              DELAWARE EXTENDED DURATION BOND FUND



[LOGO] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS


-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             4
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     8
-----------------------------------------------------------------
SECTOR/COUNTRY ALLOCATION                                       9
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                                     11

  Statements of Assets and Liabilities                         24

  Statements of Operations                                     25

  Statements of Changes in Net Assets                          26

  Financial Highlights                                         27

  Notes to Financial Statements                                36
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      41
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         42
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       45
-----------------------------------------------------------------







    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                   DELAWARE CORPORATE BOND FUND
  MANAGEMENT REVIEW                         DELAWARE EXTENDED DURATION BOND FUND
                                            August 8, 2005

FUND MANAGER

Ryan K. Brist
Executive Vice President/Portfolio Manager

Q: WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR?
A: During the fiscal year, the fixed income market experienced another period of declining long-dated Treasury yields and low volatility. As benchmark ten-year Treasury yields fell 20 basis points, short dated two-year Treasury yields rose 135 basis points (one basis point is equal to one one hundredth of a percentage point). This trend served to narrow the difference between yields of long-term fixed income securities and their shorter-term counterparts - a process commonly referred to by bond traders as flattening of the yield curve. The Federal Reserve hiked its benchmark fed-funds rate 25 basis points at each of its eight meetings during the year to finish at 3.25% as of July 31, 2005.

Commodity prices, especially oil, rose sharply during the fiscal year, but inflation expectations remained well contained. The corporate earnings picture continued to improve steadily and fundamentals remained intact. However, amid slower future growth prospects, we did begin to see generally shareholder-friendly (and generally bondholder-unfriendly) actions taken by investment grade companies during the fiscal year, such as share buybacks, leveraged buyouts, dividend increases, and mergers and acquisitions.

In general, however, corporate bonds performed favorably during the twelve-month period. Lower-quality assets generally performed best, as investors continued to reach for incremental yield in a low-rate, low-volatility environment. AAA-rated corporate bonds returned 3.8% for the twelve months while BBB-rated bonds returned 6.3%. For comparison, high yield bonds - those with credits rated below BBB - gained 11.3% for the same period for the Delaware Corporate Bond Fund (source: Lehman Brothers).

Q: WHAT TYPE OF STRATEGY DID YOU EMPLOY FOR DELAWARE CORPORATE BOND FUND AND HOW DID THIS STRATEGY EVOLVE?
A: For the past twelve months, we sought to add value by overweighting the lower-quality sectors of the market (BBB-rated bonds and lower) as our outlook for interest rates and volatility remained benign. For the fiscal year, Delaware Corporate Bond Fund gained 7.76% (Class A shares at net asset value with distributions reinvested), while its benchmark, the Lehman Brothers U.S. Credit Index, returned 5.76% and its peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, returned 6.43% (Source: Lipper, Inc.).

Q: IN THE SAME LIGHT, HOW DID THE PERFORMANCE OF DELAWARE EXTENDED DURATION BOND FUND STACK UP AGAINST ITS BENCHMARK AND PEER GROUP?
A: Delaware Extended Duration Bond Fund returned +12.17% (Class A shares at NAV with distributions reinvested) for the fiscal year ended July 31, 2005. During this period, the Lehman Brothers Long U.S. Credit Index, which serves as the Fund's performance benchmark, returned +12.37% while the Lipper Corporate Debt Funds BBB-Rated Average, as representative of the Fund's peer group, returned +6.43% (source: Lipper).

Q: WHAT FACTORS INFLUENCED PERFORMANCE?
A: We believe our decision to overweight the lower quality sectors of the market added to performance as BBB-rated bonds, high yield bonds and emerging market debt all outperformed higher-quality investment grade corporate bonds in the Fund's portfolio during the twelve-month period. In addition, our slightly barbell shaped positioning also contributed to performance as the yield curve flattened.

Q: WHAT SECTORS AND HOLDINGS CONTRIBUTED TO THE RELATIVE PERFORMANCE?
A: Through fundamental research we identified opportunities to overweight the electric utility and communications sectors of the market versus the benchmark index. Both sectors performed well during the twelve-month period as companies continued to improve balance sheet fundamentals. More specifically, overweight positions in long dated Pacific Gas & Electric and Sprint bonds contributed positively to performance as they were among the top performers in the benchmark index.

We also decided to overweight the airline sector, favoring enhanced equipment trust certificates of American Airlines and Continental Airlines. The transportation sector was among the top performers relative to similar duration treasuries during the year.

In addition to overweighting these strong-performing sectors, our underweight positions in the automotive and automotive supplier sectors of the market also contributed positively to performance, as these sectors were decimated by poor earnings, declining market share and legacy expenses related to pensions and/or healthcare issues.

Q: WHICH SECTORS AND HOLDINGS DETRACTED FROM PERFORMANCE?
A: Two of our biggest disappointments during the year were our positions in Kerr-McGee and TXU Corp in the energy sector. While we believe our research teams thought the companies were fundamentally sound, credit unfriendly actions taken by each company put pressure on bond spreads. Management's willingness to give up its investment grade ratings is becoming a new theme in the corporate bond market, and we believe that attempting to avoid these situations will be a key issue for the Funds.

PERFORMANCE SUMMARY
  DELAWARE CORPORATE BOND FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Corporate Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns
Through July 31, 2005                          Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                          +7.33%      +9.68%       +7.76%
Including Sales Charge                          +6.61%      +8.67%       +2.88%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                          +6.53%      +8.83%       +6.77%
Including Sales Charge                          +6.53%      +8.62%       +2.77%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                          +6.56%      +8.87%       +6.95%
Including Sales Charge                          +6.56%      +8.87%       +5.95%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended July 31, 2005 for Delaware Corporate Bond Fund's Class R shares were 4.94% and 7.38%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge. The maximum annual distribution and service fee is 0.60% of average daily net assets, however, as of August 1, 2005, the Distributor has contracted to limit this amount to 0.50% through November 30, 2006.

The average annual total returns for the lifetime, five-year and one-year periods ended July 31, 2005 for Delaware Corporate Bond Fund's Institutional Class were +7.58%, 9.92% and +7.84%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DGCIX

Nasdaq Class R symbol:              DGCRX

FUND BASICS
As of July 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$377 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

316
--------------------------------------------------------------------------------
FUND START DATE:

September 15, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in oil/gas investment banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DGCAX
Class B  DGCBX
Class C  DGCCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
September 15, 1998 (Fund's inception) through July 31, 2005

DELAWARE CORPORATE BOND FUND PERFORMANCE OF $10,000 INVESTMENT CHART

                                     DELAWARE
                                  CORPORATE BOND          LEHMAN
                                  FUND - CLASS A        BROTHERS U.S.
                                      SHARES            CREDIT INDEX
            SEPT. 98                  $ 9,792              $10,000
             JUL-99                   $ 9,514              $ 9,774
             JUL-00                   $ 9,784              $10,247
             JUL-01                   $11,124              $11,665
             JUL-02                   $11,573              $12,215
             JUL-03                   $13,267              $13,524
             JUL-04                   $14,415              $14,312
             JUL-05                   $15,532              $15,136

Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers U.S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers U.S. Credit Index is an unmanaged composite of investment grade corporate and non-corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

PERFORMANCE SUMMARY
  DELAWARE EXTENDED DURATION BOND FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Extended Duration Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through July 31, 2005                           Lifetime  Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                           +8.49%     +12.01%      +12.17%
Including Sales Charge                           +7.76%     +10.98%       +7.15%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                           +7.67%     +11.15%      +11.35%
Including Sales Charge                           +7.67%     +10.95%       +7.35%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                           +7.68%     +11.14%      +11.35%
Including Sales Charge                           +7.68%     +11.14%      +10.35%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge. The maximum annual distribution and service fee is 0.60% of average daily net assets, however, as of August 1, 2005, the Distributor has contracted to limit this amount to 0.50% through November 30, 2006. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime, five-year and one-year periods ended July 31, 2005 for Delaware Extended Duration Bond Fund's Institutional Class were +8.74%, 12.27% and +12.47%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEEIX

FUND BASICS
As of July 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$125.7 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

231
--------------------------------------------------------------------------------
FUND START DATE:

September 15, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YOUR FUND MANAGER:

Ryan K. Brist
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DEEAX
Class B  DEEBX
Class C  DEECX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
September 15, 1998 (Fund's inception) through July 31, 2005

DELAWARE EXTENDED DURATION BOND FUND PERFORMANCE OF $10,000 INVESTMENT CHART

                            DELAWARE
                            EXTENDED
                         DURATION BOND          LEHMAN BROTHERS
                         FUND - CLASS A         LONG U.S. CREDIT
                             SHARES                  INDEX
             SEPT. 98        $ 9,844                $10,000
               JUL-99        $ 9,290                $ 9,526
               JUL-00        $ 9,482                $ 9,974
               JUL-01        $10,974                $11,447
               JUL-02        $11,321                $11,691
               JUL-03        $13,312                $13,282
               JUL-04        $14,908                $14,593
               JUL-05        $16,721                $16,398

Chart assumes $10,000 invested on September 15, 1998 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Long U.S. Credit Index at that month's end, September 30, 1998. After September 30, 1998, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Long U.S. Credit Index is an unmanaged composite of corporate and non-corporate fixed-income securities that are rated investment grade and have at least 10 years to final maturity. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE                      For the Period February 1, 2005 to July 31, 2005
  OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses shown in each table reflect fee waivers in effect. The expenses shown in the tables assume reinvestment of all dividends and distributions. "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DELAWARE CORPORATE BOND FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                  Expenses
                                                           Beginning    Ending                   Paid During
                                                            Account     Account       Annualized   Period
                                                             Value       Value          Expense   2/1/05 to
                                                             2/1/05     7/31/05          Ratio     7/31/05
------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,011.80         0.84%      $4.19
Class B                                                     1,000.00    1,006.30         1.59%       7.91
Class C                                                     1,000.00    1,008.00         1.59%       7.92
Class R+                                                    1,000.00    1,010.00         1.19%       5.93
Institutional Class                                         1,000.00    1,011.30         0.59%       2.94
------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.63         0.84%      $4.21
Class B                                                     1,000.00    1,016.91         1.59%       7.95
Class C                                                     1,000.00    1,016.91         1.59%       7.95
Class R+                                                    1,000.00    1,018.89         1.19%       5.96
Institutional Class                                         1,000.00    1,021.87         0.59%       2.96
------------------------------------------------------------------------------------------------------------

+The table above reflects Class R distribution and service (12b-1) fees of 0.60%. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

DELAWARE EXTENDED DURATION BOND FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                  Expenses
                                                           Beginning    Ending                   Paid During
                                                            Account     Account       Annualized   Period
                                                             Value       Value          Expense   2/1/05 to
                                                             2/1/05     7/31/05          Ratio     7/31/05
------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,015.20         0.88%      $4.40
Class B                                                     1,000.00    1,009.70         1.63%       8.12
Class C                                                     1,000.00    1,009.70         1.63%       8.12
Institutional Class                                         1,000.00    1,016.40         0.63%       3.15
------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,020.43         0.88%      $4.41
Class B                                                     1,000.00    1,016.71         1.63%       8.15
Class C                                                     1,000.00    1,016.71         1.63%       8.15
Institutional Class                                         1,000.00    1,021.67         0.63%       3.16
------------------------------------------------------------------------------------------------------------

SECTOR/COUNTRY ALLOCATION                                    As of July 31, 2005
  DELAWARE CORPORATE BOND FUND

Sector designations may be different than the sector designations presented in other fund materials.

                                                             PERCENTAGE
SECTOR/COUNTRY                                             OF NET ASSETS
------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.53%
------------------------------------------------------------------------
COLLATERALIZED BOND OBLIGATIONS                                 1.49%
------------------------------------------------------------------------
COLLATERALIZED DEBT OBLIGATIONS                                 0.30%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           1.04%
------------------------------------------------------------------------
CORPORATE BONDS                                                80.51%
------------------------------------------------------------------------
Banking                                                         7.27%

Basic Industry                                                  6.52%

Brokerage                                                       3.00%

Capital Goods                                                   0.84%

Communications                                                 12.66%

Consumer Cyclical                                               8.92%

Consumer Non-Cyclical                                           7.19%

Electric                                                       11.90%

Energy                                                          4.43%

Finance                                                         3.83%

Industrial                                                      0.12%

Insurance                                                       8.01%

Natural Gas                                                     3.26%

Real Estate                                                     0.53%

Technology                                                      0.91%

Transportation                                                  1.12%
------------------------------------------------------------------------
FOREIGN AGENCIES                                                1.17%
------------------------------------------------------------------------
MUNICIPAL BONDS                                                 3.24%
------------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                              1.11%
------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                  1.01%
------------------------------------------------------------------------
SENIOR SECURED LOANS                                            1.38%
------------------------------------------------------------------------

                                                             PERCENTAGE
SECTOR/COUNTRY                                             OF NET ASSETS
------------------------------------------------------------------------
SOVEREIGN DEBT                                                  3.87%
------------------------------------------------------------------------
Colombia                                                        0.31%

El Salvador                                                     0.21%

Germany                                                         0.61%

Norway                                                          0.80%

Poland                                                          0.12%

Russia                                                          0.20%

Sweden                                                          0.57%

United Kingdom                                                  0.82%

Venezuela                                                       0.23%
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       1.21%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.18%
------------------------------------------------------------------------
WARRANT                                                         0.00%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           0.61%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               97.65%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.35%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

SECTOR/COUNTRY ALLOCATION                                    As of July 31, 2005
  DELAWARE EXTENDED DURATION BOND FUND

Sector designations may be different than the sector designations presented in other fund materials.

                                                             PERCENTAGE
SECTOR/COUNTRY                                             OF NET ASSETS
------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                      0.36%
------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES                               0.44%
------------------------------------------------------------------------
AGENCY OBLIGATION                                               0.37%
------------------------------------------------------------------------
COLLATERALIZED BOND OBLIGATIONS                                 0.25%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.48%
------------------------------------------------------------------------
CORPORATE BONDS                                                81.14%
------------------------------------------------------------------------
Banking                                                        10.40%

Basic Industry                                                  6.47%

Brokerage                                                       3.06%

Capital Goods                                                   0.59%

Communications                                                 15.96%

Consumer Cyclical                                               7.41%

Consumer Non-Cyclical                                           7.82%

Electric                                                        9.76%

Energy                                                          4.42%

Finance                                                         2.76%

Industrial                                                      0.12%

Insurance                                                       7.35%

Natural Gas                                                     0.91%

Real Estate                                                     0.45%

Technology                                                      1.60%

Transportation                                                  1.00%

Utilities                                                       1.06%
------------------------------------------------------------------------
FOREIGN AGENCIES                                                0.74%
------------------------------------------------------------------------
MUNICIPAL BONDS                                                 3.13%
------------------------------------------------------------------------
NON-AGENCY ASSET-BACKED SECURITIES                              0.50%
------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION                   0.18%
------------------------------------------------------------------------
SENIOR SECURED LOANS                                            1.93%
------------------------------------------------------------------------

                                                             PERCENTAGE
SECTOR/COUNTRY                                             OF NET ASSETS
------------------------------------------------------------------------
SOVEREIGN DEBT                                                  3.55%
------------------------------------------------------------------------
Colombia                                                        0.31%

El Salvador                                                     0.19%

Germany                                                         0.53%

Norway                                                          0.72%

Poland                                                          0.10%

Russia                                                          0.21%

Sweden                                                          0.52%

United Kingdom                                                  0.73%

Venezuela                                                       0.24%
------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS                                       4.64%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.18%
------------------------------------------------------------------------
WARRANT                                                         0.00%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           0.41%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.30%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.70%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS                                     July 31, 2005

                                                                         Market
                                                         Principal       Value
                                                       Amount(degree)   (U.S.$)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.53%
   Fannie Mae Series 2003-122 AJ
     4.50% 2/25/25                             USD        660,236     $  655,117
   Freddie Mac Series 2890 PC
     5.00% 7/15/30                                      1,095,000      1,089,147
   GNMA Series 2003-5 B
     4.486% 10/16/25                                      250,000        247,159
                                                                      ----------
TOTAL AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS (cost $2,010,220)                                        1,991,423
                                                                      ----------
COLLATERALIZED BOND OBLIGATIONS - 1.49%
=@#Alliance Capital Funding
     Series 1 A3 144A 5.84% 2/15/10                       200,958        200,958
 =@Ares Leveraged Investment Fund II
     6.55% 10/31/05                                     1,000,000      1,000,000
    o7.914% 10/31/05                                    1,680,000      1,680,000
 =@Golden Tree High Yield Opportunities
     9.404% 10/31/07                                      320,000        326,720
=@#Juniper CBO Series 1999-1A A1 144A
     6.83% 4/15/11                                        996,196      1,011,108
=@#Putnam CBO II Limited 144A
     6.875% 11/8/09                                       383,098        391,698
=@#RHYNO CBO Delaware Series 1997-1
     A2 144A 6.33% 9/15/09                                483,686        490,022
=@#Travelers Funding Limited CBO
     Series 1A A2 144A 6.35% 2/18/14                      500,000        510,082
                                                                      ----------
TOTAL COLLATERALIZED BOND OBLIGATIONS
  (cost $5,554,255)                                                    5,610,588
                                                                      ----------
COLLATERALIZED DEBT OBLIGATIONS - 0.30%
=@#Magnetite Asset Investor Series 3
     C1 144A 8.786% 1/31/08                               500,000        517,231
=@#Sankaty Market Value CDO Series 3
     B1 144A 7.379% 4/30/09                               610,000        621,834
                                                                      ----------
TOTAL COLLATERALIZED DEBT OBLIGATIONS
  (cost $1,166,651)                                                    1,139,065
                                                                      ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.04%
   Banc of America Commercial Mortgage
     Series 2005-1 A3 4.877% 11/10/42                     430,000        432,043
  #Bear Stearns Commercial Mortgage
     Securities Series 2004-ESA E 144A
     5.064% 5/14/16                                       855,000        861,064
   General Electric Capital Commercial
     Mortgage Series 2005-C2 A2
     4.706% 5/10/43                                       440,000        439,651
   JPMorgan Chase Commercial Mortgage
     Securities Series 2002-C2 A2
     5.05% 12/12/34                                       620,000        629,008
   LB-UBS Commercial Mortgage Trust
     Series 2005-C2 A2 4.821% 4/15/30                     820,000        824,708
  #Merrill Lynch Mortgage Trust
     Series 2002-MW1 J 144A
     5.695% 7/12/34                                       130,000        125,238
  #Tower Series 2004-2A A 144A
     4.232% 12/15/14                                      615,000        601,154
                                                                      ----------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (cost $3,925,594)                                         3,912,866
                                                                      ----------

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS - 80.51%
Banking - 7.27%
 #Banco Santander 144A
   o3.72% 12/9/09                           USD          625,000     $   623,346
    5.375% 12/9/14                                     1,400,000       1,414,347
  Bank of America
    4.75% 8/1/15                                       1,985,000       1,960,725
 oBarclays Bank 6.278% 12/29/49                        1,840,000       1,861,333
o#BNP Paribas 144A 5.186% 6/29/49                      1,240,000       1,233,016
  Citigroup
    5.875% 2/22/33                                       560,000         592,481
    6.625% 6/15/32                                       330,000         381,503
  Deutsche Bank Financial 5.375% 3/2/15                  740,000         764,867
  Fifth Third Bank 4.75% 2/1/15                        1,675,000       1,649,677
  Frost National Bank 6.875% 8/1/11                      115,000         124,284
  HSBC Bank USA 3.875% 9/15/09                           755,000         734,436
  HSBC Finance 5.00% 6/30/15                           1,860,000       1,845,432
 #Mizuho Finance Group 144A
    5.79% 4/15/14                                      1,205,000       1,256,282
  PNC Funding
    5.25% 11/15/15                                       440,000         446,885
    6.125% 2/15/09                                     1,095,000       1,148,564
  Popular North America 4.25% 4/1/08                     650,000         644,360
  Popular North America Capital Trust I
    6.564% 9/15/34                                     1,350,000       1,454,285
o#Rabobank Capital Funding II 144A
    5.26% 12/29/49                                     1,410,000       1,419,681
 oRBS Capital Trust I 4.709% 12/29/49                    525,000         506,814
o#Resona Preferred Global Securities
  Cayman 144A 7.191% 12/29/49                          1,845,000       1,887,767
o#Skandinaviska Enskilda 144A
    8.125% 9/29/49                                       550,000         571,002
o#Sumitomo Mitsui Banking 144A
    5.625% 7/29/49                                     1,610,000       1,607,025
o#United Overseas Bank 144A
    5.375% 9/3/19                                        945,000         957,899
  Wachovia 5.50% 8/1/35                                2,320,000       2,325,084
                                                                     -----------
                                                                      27,411,095
                                                                     -----------
Basic Industry - 6.52%
  Abitibi-Consolidated 6.95% 12/15/06                  1,397,000       1,431,925
  Alcan 5.75% 6/1/35                                     625,000         630,747
  Barrick Gold 5.80% 11/15/34                          1,550,000       1,576,463
  Bowater 9.00% 8/1/09                                   755,000         819,175
  Georgia-Pacific 8.875% 5/15/31                       1,645,000       2,064,475
  IMC Global 7.375% 8/1/18                               300,000         306,750
  Ispat Inland 9.75% 4/1/14                            1,360,000       1,611,600
  Lubrizol 4.625% 10/1/09                              2,045,000       2,028,104
  Newmont Gold 8.91% 1/5/09                              140,387         147,493
  Newmont Mining 5.875% 4/1/35                         1,645,000       1,659,418
  Noranda 6.20% 6/15/35                                1,825,000       1,837,488
  Norske Skog 8.625% 6/15/11                             675,000         702,000
  Placer Dome 6.45% 10/15/35                           1,275,000       1,379,074
  Sherwin-Williams 6.85% 2/1/07                          681,000         702,927
  Smurfit Capital Funding 6.75% 11/20/05                 370,000         371,850
 #Southern Peru Copper 144A
    7.50% 7/27/35                                      2,395,000       2,378,375
  Stone Container 9.75% 2/1/11                         1,485,000       1,568,531
  Temple-Inland 5.003% 5/17/07                         2,090,000       2,093,541
  Witco
    6.875% 2/1/26                                        425,000         422,875
    7.75% 4/1/23                                         825,000         837,375
                                                                     -----------
                                                                      24,570,186
                                                                     -----------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS (continued)
Brokerage - 3.00%
  Amvescap 4.50% 12/15/09                    USD       2,430,000     $ 2,404,679
  Goldman Sachs
    5.25% 10/15/13                                     1,855,000       1,884,765
    6.125% 2/15/33                                       755,000         802,514
    6.345% 2/15/34                                     2,420,000       2,567,546
  Lehman Brothers Holdings
    4.50% 7/26/10                                      1,530,000       1,514,977
  Merrill Lynch 5.00% 1/15/15                            500,000         501,494
  Morgan Stanley
   o3.44% 11/24/06                                       350,000         350,574
    4.75% 4/1/14                                       1,300,000       1,265,815
                                                                     -----------
                                                                      11,292,364
                                                                     -----------
Capital Goods - 0.84%
  Allied Waste North America
    9.25% 9/1/12                                         727,000         796,974
 #Sealed Air 144A
    5.375% 4/15/08                                       400,000         403,950
    5.625% 7/15/13                                       785,000         794,731
  Tyco International Group
    6.00% 11/15/13                                       945,000       1,015,328
  York International 6.625% 8/15/06                      165,000         168,212
                                                                     -----------
                                                                       3,179,195
                                                                     -----------
Communications - 12.66%
  AT&T Wireless Services
    7.875% 3/1/11                                        725,000         831,437
    8.75% 3/1/31                                       2,355,000       3,263,486
  BellSouth 4.20% 9/15/09                              2,140,000       2,108,056
  British Telecommunications
    8.875% 12/15/30                                    1,825,000       2,568,896
  Citizens Communications
    7.625% 8/15/08                                       915,000         974,475
    9.25% 5/15/11                                        655,000         735,238
  Comcast
    4.95% 6/15/16                                        915,000         893,983
    5.65% 6/15/35                                      2,660,000       2,603,839
  COX Communications 4.625% 1/15/10                    2,145,000       2,110,270
  CSC Holdings
    8.125% 7/15/09                                        40,000          41,400
    8.125% 8/15/09                                       730,000         755,550
    10.50% 5/15/16                                       380,000         415,150
  GTE Hawaiian Telephone 7.375% 9/1/06                   620,000         629,300
 #Hanarotelecom 144A 7.00% 2/1/12                        950,000         956,674
 #Intelsat Bermuda 144A
    8.25% 1/15/13                                        730,000         766,500
   o8.695% 1/15/12                                     1,155,000       1,183,875
  InterActiveCorp
    6.75% 11/15/05                                       260,000         261,577
    7.00% 1/15/13                                      1,175,000       1,235,289
  MCI
    6.908% 5/1/07                                      1,520,000       1,542,800
    7.688% 5/1/09                                        670,000         700,150
  News America 6.20% 12/15/34                          2,475,000       2,580,935
  Nextel Communications
    6.875% 10/31/13                                      995,000       1,068,381
  SBC Communications
    4.125% 9/15/09                                     2,700,000       2,645,252
    6.15% 9/15/34                                      2,525,000       2,693,210

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS (continued)
Communications (continued)
  Sprint Capital
    4.78% 8/17/06                            USD         665,000     $   667,446
    6.375% 5/1/09                                        320,000         338,168
    8.75% 3/15/32                                      2,580,000       3,561,283
 #Telecom Italia Capital 144A
    4.00% 1/15/10                                        425,000         410,505
  Telefonos de Mexico 4.50% 11/19/08                   1,830,000       1,808,174
  Time Warner Entertainment
    8.375% 3/15/23                                     2,200,000       2,763,515
  Time Warner Telecom 9.75% 7/15/08                      305,000         310,338
  Verizon Global 7.75% 12/1/30                         2,305,000       2,927,043
  Vodafone Group 5.375% 1/30/15                        1,325,000       1,372,412
                                                                     -----------
                                                                      47,724,607
                                                                     -----------
Consumer Cyclical - 8.92%
  ArvinMeritor 6.625% 6/15/07                            765,000         780,300
  Boyd Gaming 9.25% 8/1/09                               190,000         199,738
  Corrections Corporation of America
    7.50% 5/1/11                                         950,000         990,375
  CVS 4.00% 9/15/09                                      595,000         581,834
 oDaimlerChrysler Holding
    3.859% 9/10/07                                       915,000         917,409
  Dana 5.85% 1/15/15                                   1,025,000         927,678
  Ford Motor 7.45% 7/16/31                             3,175,000       2,698,900
  Ford Motor Credit
    5.625% 10/1/08                                     1,075,000       1,028,160
    5.70% 1/15/10                                      1,725,000       1,627,274
    6.125% 1/9/06                                        125,000         125,516
    6.625% 6/16/08                                     1,410,000       1,409,487
    7.00% 10/1/13                                      2,060,000       2,004,390
  General Motors 8.375% 7/15/33                        1,420,000       1,288,650
  General Motors Acceptance Corporation
   o4.559% 7/16/07                                     1,950,000       1,907,693
    6.75% 12/1/14                                        285,000         268,890
  Hilton Hotels 7.625% 5/15/08                         1,070,000       1,143,662
 #Johnson (SC) & Son 144A
    5.75% 2/15/33                                        515,000         527,596
  Johnson Controls 5.00% 11/15/06                      1,208,000       1,216,933
  Jones Apparel
    4.25% 11/15/09                                     1,420,000       1,371,074
    6.125% 11/15/34                                      805,000         766,101
  Kohl's 7.25% 6/1/29                                    425,000         513,716
 oLiberty Media 4.91% 9/17/06                          1,203,000       1,211,204
  Limited Brands
    5.25% 11/1/14                                        465,000         446,372
    6.95% 3/1/33                                       1,790,000       1,870,124
  Lodgenet Entertainment
    9.50% 6/15/13                                        235,000         257,325
  May Department Stores
    3.95% 7/15/07                                      1,625,000       1,606,296
  MGM MIRAGE 9.75% 6/1/07                                475,000         514,781
  Office Depot 6.25% 8/15/13                           1,055,000       1,096,432
  Time Warner 8.18% 8/15/07                            1,670,000       1,789,276
  Visteon
    7.00% 3/10/14                                        425,000         378,250
    8.25% 8/1/10                                       2,230,000       2,163,100
                                                                     -----------
                                                                      33,628,536
                                                                     -----------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS (continued)
Consumer Non-Cyclical - 7.19%
  Albertson's 8.00% 5/1/31                   USD       2,915,000     $ 3,531,132
  Altria Group 7.65% 7/1/08                            1,040,000       1,119,648
  Amgen 4.00% 11/18/09                                   295,000         289,117
  Archer-Daniels-Midland 7.00% 2/1/31                    750,000         915,692
  Constellation Brands 8.125% 1/15/12                    632,000         679,400
 #Genentech 144A
    4.75% 7/15/15                                      1,265,000       1,257,550
    5.25% 7/15/35                                      1,025,000       1,016,567
  Great Atlantic & Pacific Tea
    7.75% 4/15/07                                      1,045,000       1,095,944
  HCA 5.50% 12/1/09                                      575,000         573,857
  Kraft Foods
    4.125% 11/12/09                                    1,755,000       1,719,214
    5.25% 6/1/07                                         750,000         760,565
    5.25% 10/1/13                                        775,000         793,275
    5.625% 11/1/11                                       670,000         700,561
  Medco Health Solutions
    7.25% 8/15/13                                      1,430,000       1,594,144
  MedPartners 7.375% 10/1/06                           2,205,000       2,265,638
  Merck
    4.75% 3/1/15                                         265,000         261,294
    5.95% 12/1/28                                      1,260,000       1,357,322
 #Miller Brewing 144A 4.25% 8/15/08                      725,000         716,197
  Pilgrim's Pride 9.625% 9/15/11                         850,000         930,750
  Schering-Plough
    5.55% 12/1/13                                        370,000         384,743
    6.75% 12/1/33                                        565,000         672,274
  Universal 6.50% 2/15/06                                370,000         374,338
  UST 6.625% 7/15/12                                   1,240,000       1,359,759
  WellPoint
    3.75% 12/14/07                                       975,000         955,582
    4.25% 12/15/09                                     1,335,000       1,311,209
  Wyeth 5.50% 2/1/14                                     430,000         445,785
                                                                     -----------
                                                                      27,081,557
                                                                     -----------
Electric - 11.90%
  Alabama Power 5.875% 12/1/22                         1,520,000       1,627,283
  Avista
    7.75% 1/1/07                                       1,380,000       1,435,871
    9.75% 6/1/08                                       1,510,000       1,691,283
 oAvista Capital Trust III 6.50% 4/1/34                  835,000         849,190
  CenterPoint Energy Houston Electric
    5.60% 7/1/23                                       1,850,000       1,892,248
  Cleveland Electric Illuminating
    7.88% 11/1/17                                        200,000         248,924
 #Detroit Edison 144A 4.80% 2/15/15                    1,350,000       1,325,786
  Dominion Resources
    6.30% 3/15/33                                      1,640,000       1,735,925
    7.195% 9/15/14                                     1,430,000       1,636,160
  Duke Capital
    4.331% 11/16/06                                      800,000         798,682
    5.668% 8/15/14                                     1,930,000       1,987,715
  Entergy Gulf States 5.12% 8/1/10                     1,250,000       1,239,890
  FPL Group Capital 4.086% 2/16/07                       980,000         975,518
  Monongahela Power 5.00% 10/1/06                        315,000         316,407
  National Rural Utilities Cooperative
    Finance 3.875% 2/15/08                             1,540,000       1,518,840
  Northern States Power 2.875% 8/1/06                  1,100,000       1,084,950
  Pacific Gas & Electric 6.05% 3/1/34                  4,425,000       4,760,667

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS (continued)
Electric (continued)
  Peco Energy 5.95% 11/1/11                  USD       2,050,000     $ 2,187,225
o#Pinnacle West Energy 144A
    4.004% 4/1/07                                        790,000         790,428
 #Power Contract Financing 144A
    5.20% 2/1/06                                         634,733         637,800
    6.256% 2/1/10                                      1,164,000       1,196,578
 #Power Receivables Finance 144A
    6.29% 1/1/12                                         210,306         216,128
  Progress Energy 6.75% 3/1/06                           850,000         861,501
  PSEG Energy Holdings 7.75% 4/16/07                   1,340,000       1,396,950
  PSEG Power 5.50% 12/1/15                             2,640,000       2,706,921
 oSCANA 3.48% 3/1/08                                   1,925,000       1,927,518
  Southern California Edison
   o3.465% 12/13/07                                      760,000         760,005
    6.00% 1/15/34                                      1,675,000       1,825,603
  TECO Energy 7.20% 5/1/11                             1,255,000       1,367,950
 #Tenaska Alabama Partners 144A
    7.00% 6/30/21                                        340,000         354,450
  TXU Energy 7.00% 3/15/13                             1,965,000       2,177,285
  Westar Energy 6.00% 7/1/14                           1,250,000       1,339,029
                                                                     -----------
                                                                      44,870,710
                                                                     -----------
Energy - 4.43%
 #Canadian Oil Sands 144A
    4.80% 8/10/09                                        280,000         278,372
  ConocoPhillips 5.90% 10/15/32                        1,150,000       1,260,156
  EnCana 6.50% 8/15/34                                 2,000,000       2,275,914
  Halliburton 5.50% 10/15/10                             915,000         946,680
  Naftogaz Ukrainy 8.125% 9/30/09                      1,700,000       1,787,210
  Nexen 5.875% 3/10/35                                   975,000         970,322
  Petroleum Geo-Services 8.00% 11/5/06                   335,704         343,257
  SEACOR Holdings 7.20% 9/15/09                          820,000         855,197
 oSecunda International 11.599% 9/1/12                   700,000         696,500
  Siberian Oil 10.75% 1/15/09                          1,775,000       2,050,125
  Smith International 7.00% 9/15/07                    1,555,000       1,623,845
  Tesoro 8.00% 4/15/08                                 1,270,000       1,347,788
  Tyumen Oil 11.00% 11/6/07                              930,000       1,037,136
  USX 9.125% 1/15/13                                     600,000         748,379
  Western Oil Sands 8.375% 5/1/12                        425,000         493,531
                                                                     -----------
                                                                      16,714,412
                                                                     -----------
Finance - 3.83%
  American General Finance
    4.875% 7/15/12                                     1,725,000       1,711,471
 #BAE Systems Holdings 144A
    4.75% 8/15/10                                      1,140,000       1,132,103
  Berkshire Hathaway
   o3.60% 1/11/08                                        830,000         830,437
    4.125% 1/15/10                                       250,000         244,824
  Capital One Bank 5.75% 9/15/10                         885,000         921,920
  Capital One Financial 4.738% 5/17/07                 2,030,000       2,033,705
 #Mantis Reef 144A 4.799% 11/3/09                      1,755,000       1,732,869
  MBNA 5.00% 6/15/15                                     700,000         694,850
 #Residential Capital 144A
    6.375% 6/30/10                                     1,845,000       1,876,607
    6.875% 6/30/15                                     3,135,000       3,269,555
                                                                     -----------
                                                                      14,448,341
                                                                     -----------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS (continued)
Industrial - 0.12%
   Trimas 9.875% 6/15/12                   USD           540,000     $   464,400
                                                                     -----------
                                                                         464,400
                                                                     -----------
Insurance - 8.01%
   Aspen Insurance 6.00% 8/15/14                       1,030,000       1,050,096
  #Farmers Exchange Capital 144A
     7.05% 7/15/28                                     1,897,000       1,998,228
  #Farmers Insurance Exchange 144A
     6.00% 8/1/14                                        625,000         636,484
     8.625% 5/1/24                                     1,170,000       1,422,633
  #Liberty Mutual 144A
     5.75% 3/15/14                                     1,030,000       1,018,577
     7.00% 3/15/34                                     1,310,000       1,343,545
   Marsh & McLennan
    o3.71% 7/13/07                                     1,270,000       1,261,816
     5.375% 3/15/07                                    2,145,000       2,160,446
     5.875% 8/1/33                                     1,910,000       1,767,357
   Metlife
     5.00% 6/15/15                                     1,360,000       1,360,471
     5.70% 6/15/35                                     1,395,000       1,416,815
 #Nationwide Mutual Insurance 144A
     7.875% 4/1/33                                     1,160,000       1,425,204
 #Nippon Life Insurance 144A
     4.875% 8/9/10                                       605,000         601,648
do#North Front Pass-Through Trust 144A
     5.81% 12/15/24                                    3,850,000       3,919,524
 o#Oil Insurance 144A 5.15% 8/15/33                    2,535,000       2,529,046
   Saint Paul Travelers 5.01% 8/16/07                  2,325,000       2,339,468
do#Twin Reefs Pass-Through Trust 144A
     4.35% 12/31/49                                    1,400,000       1,395,561
   Willis Group
     5.125% 7/15/10                                      590,000         587,919
     5.625% 7/15/15                                    1,950,000       1,936,644
                                                                     -----------
                                                                      30,171,482
                                                                     -----------
Natural Gas - 3.26%
  Atmos Energy
    o3.974% 10/15/07                                   1,905,000       1,909,445
     4.00% 10/15/09                                      660,000         639,337
  Enterprise Products Operating
     4.00% 10/15/07                                      590,000         580,454
     4.625% 10/15/09                                   1,290,000       1,270,591
 #Gulf South Pipeline 144A 5.05% 2/1/15                1,570,000       1,577,640
  KeySpan Gas East 6.90% 1/15/08                         725,000         763,234
  Northern Border Pipeline 6.25% 5/1/07                  700,000         719,085
  Sempra Energy
    o3.754% 5/21/08                                      835,000         839,289
     4.75% 5/15/09                                       735,000         732,913
 #Southern Star Cent Corp. 144A
     7.375% 11/15/06                                     850,000         883,610
  Texas East Transmission 5.25% 7/15/07                  615,000         620,502
  Valero Logistics Operations
     6.05% 3/15/13                                     1,680,000       1,751,561
                                                                     -----------
                                                                      12,287,661
                                                                     -----------
   Real Estate - 0.53%
   Developers Diversified Realty
     4.625% 8/1/10                                     2,055,000       2,008,339
                                                                     -----------
                                                                       2,008,339
                                                                     -----------

                                                                        Market
                                                       Principal        Value
                                                     Amount(degree)    (U.S.$)
CORPORATE BONDS (continued)
Technology - 0.91%
  Motorola
    4.608% 11/16/07                            USD      1,400,000    $ 1,400,381
    7.625% 11/15/10                                     1,805,000      2,031,417
                                                                     -----------
                                                                       3,431,798
                                                                     -----------
Transportation - 1.12%
  American Airlines 6.817% 5/23/11                      1,165,000      1,113,006
  Continental Airlines 6.503% 6/15/11                   1,590,000      1,572,238
 oCSX 3.51% 8/3/06                                        294,000        294,683
 #Erac USA Finance 144A 7.35% 6/15/08                   1,160,000      1,238,138
                                                                     -----------
                                                                       4,218,065
                                                                     -----------
TOTAL CORPORATE BONDS (cost $299,873,696)                            303,502,748
                                                                     -----------

FOREIGN AGENCIES - 1.17%
  Canada Housing Trust No 1
    3.75% 3/15/10                              CAD      1,596,000      1,317,129
  Pemex Project Funding Master Trust
    6.125% 8/15/08                             USD      1,370,000      1,407,675
 #Pemex Project Funding Master
    Trust 144A 6.625% 6/15/35                           1,755,000      1,702,350
                                                                     -----------
TOTAL FOREIGN AGENCIES (cost $4,488,041)                               4,427,154
                                                                     -----------
MUNICIPAL BONDS - 3.24%
  American Eagle Northwest Series A
    4.97% 12/15/18                                        455,000        452,953
  California State 5.00% 2/1/33                           480,000        498,437
  California State University Systemwide
    Revenue 5.00% 11/1/30 (AMBAC)                       1,125,000      1,194,041
  Colorado Department of Transportation
    Revenue Series B 5.00% 12/15/13 (FGIC)              1,390,000      1,526,234
  Fulton County, Georgia Water & Sewer
    Revenue 5.25% 1/1/35 (FGIC)                           710,000        767,368
ssGolden State, California Tobacco
    Securitization Corporation Settlement
    Revenue Series B 5.625% 6/1/38-13                     365,000        412,998
  Illinois State Taxable Pension
    5.10% 6/1/33                                        1,840,000      1,848,886
 #Mashantucket Western Pequot
    Tribe 144A 5.912% 9/1/21                              825,000        825,000
  New York State Sales Tax Asset Receivables
    Series A 5.25% 10/15/27 (AMBAC)                       640,000        699,802
  New York State Urban Development
    Series A-1 5.25% 3/15/34 (FGIC)                     1,195,000      1,287,206
  Oregon State Taxable Pension
    5.892% 6/1/27                                       1,255,000      1,401,747
  West Virginia Economic Development
    Authority
    5.37% 7/1/20 (MBIA)                                   175,000        182,588
    6.07% 7/1/26                                          575,000        618,321
  Wisconsin State General Taxable Revenue
    Series A 5.70% 5/1/26 (FSA)                           475,000        513,551
                                                                     -----------
TOTAL MUNICIPAL BONDS (cost $11,787,469)                              12,229,132
                                                                     -----------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
  OF NET ASSETS (CONTINUED)

                                                                         Market
                                                         Principal       Value
                                                       Amount(degree)   (U.S.$)
NON-AGENCY ASSET-BACKED SECURITIES - 1.11%
 #Countrywide Asset-Backed Certificates
    Series 2004-1NIM Note 144A
    6.00% 5/25/34                              USD           80,617   $   80,851
 #GSAA Trust Series 2004-4N Note 144A
    6.25% 5/25/34                                           208,598      208,468
  Mid-State Trust
    Series 11 A1 4.864% 7/15/38                             135,819      131,565
    Series 2004-1 A 6.005% 8/15/37                          239,750      244,990
  Renaissance Home Equity Loan Trust
    Series 2005-2 AF2 4.361% 8/25/35                      1,230,000    1,229,231
 oResidential Asset Mortgage Products
    Series 2004-RZ2 AI3 4.30% 1/25/31                       790,000      784,571
 #Sharp NIM Trust 144A
    Series 2003-HE1N N 6.90% 11/25/33                        30,849       30,838
    Series 2004-2N 7.00% 1/25/34                            123,871      124,106
    Series 2004-IM1N N1 6.85% 3/25/34                        94,786       94,786
 #Sierra Receivables Funding Company
    Series 2003-1A A 144A 3.09% 1/15/14                     152,397      148,521
 #Sky Financial Medical Loan Securitization
    Series 2002-A A2 144A 6.705% 7/16/18                    550,000      567,638
  Structured Asset Securities
    Series 2001-SB1 A2 3.375% 8/25/31                       576,706      538,369
                                                                      ----------
TOTAL NON-AGENCY ASSET-BACKED SECURITIES
  (cost $4,211,870)                                                    4,183,934
                                                                      ----------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS- 1.01%
 oMASTR Adjustable Rate Mortgage
    Trust 2004-10 2A2 5.02% 10/25/34                        685,448      690,976
#oMASTR Specialized Loan Trust 2005-2
    A2 144A 5.15% 7/25/35                                   941,122      931,711
 oWashington Mutual Series 2005-AR3 A1
    4.654% 3/25/35                                        2,191,577    2,173,258
                                                                      ----------
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS (cost $3,835,433)                                        3,795,945
                                                                      ----------
SENIOR SECURED LOANS - 1.38%<=
 @CenterPoint Energy Bank Loan
    13.243% 11/12/05                                      1,000,000    1,031,250
 @Delphi Corporate Bank Loan
    9.91% 6/14/11                                         1,200,000    1,243,500
 @Dex Media West Loan Tranche B
    5.18% 9/14/10                                         1,146,167    1,165,508
 @Qwest Communications Bank Loan
    Tranche A 8.10% 6/30/07                                 500,000      516,250
    Tranche B 6.95% 6/30/10                               1,250,000    1,243,750
                                                                      ----------
TOTAL SENIOR SECURED LOANS (cost $5,122,017)                           5,200,258
                                                                      ----------
SOVEREIGN DEBT - 3.87%
Colombia - 0.31%
  Republic of Colombia 8.25% 12/22/14                     1,090,000    1,149,950
                                                                      ----------
                                                                       1,149,950
                                                                      ----------
El Salvador - 0.21%
  Republic of El Salvador 7.65% 6/15/35                     795,000      802,950
                                                                      ----------
                                                                         802,950
                                                                      ----------

                                                                         Market
                                                         Principal       Value
                                                       Amount(degree)   (U.S.$)
SOVEREIGN DEBT (continued)
Germany - 0.61%
  Deutschland Republic
    5.00% 7/4/11                               EUR     1,705,000      $2,312,571
                                                                      ----------
                                                                       2,312,571
                                                                      ----------
Norway - 0.80%
  Norwegian Government
    5.00% 5/15/15                              NOK    17,600,000       3,019,505
                                                                      ----------
                                                                       3,019,505
                                                                      ----------
Poland - 0.12%
  Poland Government
    6.00% 5/24/09                              PLZ     1,447,000         447,011
                                                                      ----------
                                                                         447,011
                                                                      ----------
Russia - 0.20%
@dRussian Paris Club Participation
    Note 1.925% 8/20/20                        JPY    84,702,198         734,723
                                                                      ----------
                                                                         734,723
                                                                      ----------
Sweden - 0.57%
  Swedish Government
    4.50% 8/12/15                              SEK     7,390,000       1,070,161
    5.00% 12/1/20                              SEK     6,935,000       1,086,134
                                                                      ----------
                                                                       2,156,295
                                                                      ----------
United Kingdom - 0.82%
  U.K. Treasury
    8.00% 9/27/13                              GBP       721,000       1,589,887
    8.00% 6/7/21                               GBP       610,000       1,518,876
                                                                      ----------
                                                                       3,108,763
                                                                      ----------
Venezuela - 0.23%
  Venezuela Government
    9.375% 1/13/34                             USD       825,000         862,951
                                                                      ----------
                                                                         862,951
                                                                      ----------
TOTAL SOVEREIGN DEBT (cost $14,970,148)                               14,594,719
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 1.21%
  U.S. Treasury Bonds 5.375% 2/15/31                   1,465,000       1,665,179
  U.S. Treasury Notes
    3.875% 7/15/10                                     2,335,000       2,309,644
   &4.125% 5/15/15                                       575,000         567,903
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $4,565,104)                                                    4,542,726
                                                                      ----------

                                                        Number of
                                                          Shares
PREFERRED STOCK - 0.18%
  Nexen 7.35%                                             25,430         667,283
                                                                         -------
TOTAL PREFERRED STOCK (cost $670,134)                                    667,283
                                                                         -------
WARRANT - 0.00%
+#Solutia 144A, exercise price $7.59,
    expiration date 7/15/09                                  615               0
                                                                         -------
TOTAL WARRANT (cost $52,353)                                                   0
                                                                         -------

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
     OF NET ASSETS (CONTINUED)

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
REPURCHASE AGREEMENTS - 0.61%
  With BNP Paribas 3.25% 8/1/05
    (dated 7/29/05, to be repurchased
    at $1,344,364, collateralized by
    $780,000 U.S. Treasury Bills due 1/5/06,
    market value $768,601 and $613,000
    U.S. Treasury Bills due 1/19/06,
    market value $602,776)                    USD       1,344,000   $  1,344,000
  With UBS Warburg 3.23% 8/1/05
    (dated 7/29/05, to be repurchased
    at $944,254, collateralized by $636,000
    U.S. Treasury Notes 2.00% due 8/31/05,
    market value $640,759 and $326,000
    U.S. Treasury Notes 2.50% due 9/30/06,
    market value $322,956)                                944,000        944,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,288,000)                                                    2,288,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 97.65%
  (cost $364,520,985)                                                368,085,841
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 2.35%                                             8,849,264
                                                                    ------------
NET ASSETS APPLICABLE TO 65,274,249 SHARES
  OUTSTANDING - 100.00%                                             $376,935,105
                                                                    ============

Net Asset Value - Delaware Corporate Bond Fund
  Class A ($115,456,285 / 19,986,590 Shares)                               $5.78
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
  Class B ($23,963,140 / 4,150,412 Shares)                                 $5.77
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
  Class C ($33,012,531 / 5,715,678 Shares)                                 $5.78
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
  Class R ($2,608,399 / 451,496 Shares)                                    $5.78
                                                                           -----
Net Asset Value - Delaware Corporate Bond Fund
  Institutional Class ($201,894,750 / 34,970,073 Shares)                   $5.77
                                                                           -----

COMPONENTS OF NET ASSETS AT JULY 31, 2005:
Shares of beneficial interest
  (unlimited authorization -- no par)                               $372,235,464
Undistributed net investment income                                      791,358
Accumulated net realized gain on investments                             315,749
Net unrealized appreciation of investments
  and foreign currencies                                               3,592,534
                                                                    ------------
Total net assets                                                    $376,935,105
                                                                    ============

o Principal amount shown is stated in the currency in which each bond is denominated.

CAD - Canadian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
NOK - Norwegian Kroner
PLZ - Polish Zloty
SEK - Swedish Krona
USD - U.S. Dollar

<= Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

+  Non-income producing security for the year ended July 31, 2005.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements."

= Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At July 31, 2005, ten securities were fair valued which represented 1.79% of the Fund's net assets.

@ Illiquid security. See Note 9 in "Notes to Financial Statements." At July 31, 2005, sixteen securities were deemed illiquid which represented 3.37% of the Fund's net assets.

o Variable rate securities. The interest rate shown is the rate as of July 31, 2005.

&  Fully or partially pledged as collateral for financial futures contracts.

^ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

SUMMARY OF ABBREVIATIONS
AMBAC - Insured by the AMBAC Assurance Corporation
CBO - Collateralized Bond Obligation
CDO - Collateralized Debt Obligation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
NIM - Net Interest Margin

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE CORPORATE BOND FUND
Net asset value Class A (A)                                    $5.78
Sales charge (4.50% of offering price) (B)                      0.27
                                                               -----
Offering price                                                 $6.05
                                                               =====

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

STATEMENTS                                          DELAWARE CORPORATE BOND FUND
     OF NET ASSETS (CONTINUED)

The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                      In              Value of                            Unrealized
Contracts to                       Exchange           Contract         Settlement        Appreciation
Deliver                               For            at 7/31/05           Date          (Depreciation)
------------                       --------          ----------        ----------       --------------
(919,000)
  British Pounds                  US$1,678,094      $(1,614,261)         8/19/05          $ 63,833
(875,400)
  British Pounds                  US$1,597,430       (1,537,676)         8/19/05            59,754
(402,500)
  European
  Monetary
  Units                           US$  485,407         (488,408)         8/19/05            (3,001)
(19,784,200)
  Norwegian
  Kroner                          US$3,106,435       (3,050,990)         8/19/05            55,445
(6,300,000)
  Swedish Krona                   US$  802,548         (812,300)         8/19/05            (9,752)
                                                                                          --------
                                                                                          $166,279
                                                                                          ========
FUTURES CONTRACTS(2)
                                   Notional                                               Unrealized
Contracts to                         Cost               Notional      Expiration         Appreciation
Buy (Sell)                        (Proceeds)              Value           Date          (Depreciation)
----------------                  ----------            --------      ----------        --------------
74 U.S. Treasury
  10 year Note                    $8,316,650           $8,212,844       9/30/05           $(103,806)
40 U.S. Treasury
  5 year Note                      4,350,452            4,288,125       9/30/05             (62,327)
(96) U.S. Treasury
  Long Bond                      (11,133,301)         (11,070,000)      9/30/05              63,301
                                                                                          ---------
                                                                                          $(102,832)
                                                                                          =========
The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the
Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."

(2) See Note 8 in "Notes to Financial Statements."

See accompanying notes


                                       17

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
     OF NET ASSETS (CONTINUED)              July 31, 2005

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 0.36%
   Freddie Mac Series 2890 PC
     5.00% 7/15/30                            USD         300,000     $ 298,396
   GNMA Series 2003-5 B
     4.486% 10/16/25                                      160,000       158,182
                                                                      ---------
TOTAL AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS (cost $462,016)                                          456,578
                                                                      ---------
AGENCY MORTGAGE-BACKED SECURITIES - 0.44%
   Fannie Mae S.F. 30 yr 5.50% 3/1/29                     291,723       293,728
   Fannie Mae S.F. 30 yr TBA
     5.00% 8/1/35                                         260,000       256,100
                                                                      ---------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
   (cost $546,627)                                                      549,828
                                                                      ---------
AGENCY OBLIGATION - 0.37%
  ^Resolution Funding Corporation
     Interest Strips 4.855% 7/15/18                       850,000       462,683
                                                                      ---------
TOTAL AGENCY OBLIGATIONS (COST $454,085)                                462,683
                                                                      ---------
COLLATERALIZED BOND OBLIGATIONS - 0.25%
=@#Juniper CBO Series 1999-1A A1 144A
     6.83% 4/15/11                                        175,975       178,609
=@#Putnam CBO II Limited 144A
     6.875% 11/8/09                                       131,060       134,002
                                                                      ---------
TOTAL COLLATERALIZED BOND OBLIGATIONS
   (cost $318,108)                                                      312,611
                                                                      ---------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.48%
  #Bear Stearns Commercial Mortgage
     Securities Series 2004-ESA E 144A
     5.064% 5/14/16                                       260,000       261,844
  #Merrill Lynch Mortgage Trust
     Series 2002-MW1 J 144A
     5.695% 7/12/34                                       110,000       105,970
  #Tower Series 2004-2A A 144A
     4.232% 12/15/14                                      195,000       190,610
   Wachovia Bank Commercial Mortgage
     Trust Series 2005-C18 A2
     4.657% 4/15/42                                        50,000        49,808
                                                                      ---------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (cost $595,550)                                            608,232
                                                                      ---------
CORPORATE BONDS - 81.14%
Banking - 10.40%
  #Banco Santander 144A 5.375% 12/9/14                    660,000       666,764
   Bank of America 4.75% 8/1/15                           895,000       884,055
  oBarclays Bank 6.278% 12/29/49                        1,780,000     1,800,636
 o#BNP Paribas 144A 5.186% 6/29/49                        410,000       407,691
   Citigroup 6.875% 2/15/98                               750,000       881,501
   Deutsche Bank Financial 5.375% 3/2/15                  380,000       392,770
   Fifth Third Bank 4.75% 2/1/15                          450,000       443,197
  #HSBC 144A 7.625% 5/17/32                               500,000       639,314
   HSBC Finance 5.00% 6/30/15                             620,000       615,144
  #Mizuho Finance Group 144A
     5.79% 4/15/14                                        330,000       344,044
   PNC Funding 5.25% 11/15/15                             165,000       167,582
   Popular North America Capital Trust I
     6.564% 9/15/34                                       580,000       624,804

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)

CORPORATE BONDS (CONTINUED)
Banking (continued)
 o#Rabobank Capital Funding II 144A
     5.26% 12/29/49                           USD         505,000    $  508,467
  oRBS Capital Trust I 4.709% 12/29/49                    285,000       275,128
 o#Resona Preferred Global Securities
   Cayman 144A 7.191% 12/29/49                            620,000       634,372
 o#Sumitomo Mitsui Banking 144A
     5.625% 7/29/49                                       540,000       539,002
   Travelers Capital III 7.625% 12/1/36                   581,000       741,465
 o#United Overseas Bank 144A
     5.375% 9/3/19                                        305,000       309,163
   Wachovia 5.50% 8/1/35                                1,100,000     1,102,409
   Wells Fargo 5.375% 2/7/35                              825,000       831,029
   Wilmington Trust 4.875% 4/15/13                        275,000       272,505
                                                                     ----------
                                                                     13,081,042
                                                                     ----------
Basic Industry - 6.47%
   Abitibi-Consolidated 6.95% 12/15/06                    433,000       443,825
   Alcan 5.75% 6/1/35                                     515,000       519,735
   Barrick Gold 5.80% 11/15/34                            450,000       457,683
   Bowater 9.00% 8/1/09                                   210,000       227,850
   Georgia-Pacific 8.875% 5/15/31                         545,000       683,975
   IMC Global 7.375% 8/1/18                               200,000       204,500
   Ispat Inland 9.75% 4/1/14                              380,000       450,300
   Lubrizol 6.50% 10/1/34                                 785,000       850,679
   Newmont Mining 5.875% 4/1/35                           500,000       504,383
   Noranda 6.20% 6/15/35                                  750,000       755,132
   Phelps Dodge 9.50% 6/1/31                              500,000       733,066
   Placer Dome 6.45% 10/15/35                             675,000       730,098
  #Southern Peru Copper 144A
     7.50% 7/27/35                                        805,000       799,412
   Stone Container 9.75% 2/1/11                           495,000       522,844
   Witco 7.75% 4/1/23                                     251,000       254,765
                                                                     ----------
                                                                      8,138,247
                                                                     ----------
Brokerage - 3.06%
   Amvescap 4.50% 12/15/09                                455,000       450,259
  #FMR 144A 7.57% 6/15/29                                 350,000       453,792
   Goldman Sachs
     5.25% 10/15/13                                       240,000       243,851
     6.125% 2/15/33                                       455,000       483,635
     6.345% 2/15/34                                     1,030,000     1,092,797
   Merrill Lynch 5.00% 1/15/15                            170,000       170,508
   Morgan Stanley
     4.75% 4/1/14                                         485,000       472,246
     7.25% 4/1/32                                         390,000       476,328
                                                                     ----------
                                                                      3,843,416
                                                                     ----------
Capital Goods - 0.59%
   Allied Waste North America 9.25% 9/1/12                203,000       222,539
  #Sealed Air 144A 5.625% 7/15/13                         190,000       192,355
   Tyco International Group 6.00% 11/15/13                305,000       327,699
                                                                     ----------
                                                                        742,593
                                                                     ----------
Communications - 15.96%
   Alltel 7.875% 7/1/32                                   300,000       384,312
   America Movil 6.375% 3/1/35                            600,000       586,261
   AT&T Wireless Services 8.75% 3/1/31                    900,000     1,247,192
   BellSouth
     4.75% 11/15/12                                       370,000       367,525
     5.20% 9/15/14                                        975,000       990,581
   British Telecommunications
     8.875% 12/15/30                                      675,000       950,139

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
     OF NET ASSETS (CONTINUED)

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
CORPORATE BONDS (continued)
Communications (continued)
   Citizens Communications
     9.00% 8/15/31                            USD       1,000,000   $ 1,060,000
   Comcast
     4.95% 6/15/16                                        300,000       293,109
     5.65% 6/15/35                                        875,000       856,526
   COX Communications 5.50% 10/1/15                       500,000       502,860
   CSC Holdings
     8.125% 8/15/09                                       215,000       222,525
     10.50% 5/15/16                                       205,000       223,963
   France Telecom 9.25% 3/1/31                            785,000     1,084,431
  #Hanarotelecom 144A 7.00% 2/1/12                        285,000       287,002
  #Intelsat Bermuda 144A 8.25% 1/15/13                    240,000       252,000
   InterActiveCorp 7.00% 1/15/13                          565,000       593,990
   MCI
     6.908% 5/1/07                                        325,000       329,875
     7.688% 5/1/09                                        130,000       135,850
   News America
     6.20% 12/15/34                                       755,000       787,316
     7.30% 4/30/28                                        700,000       806,113
   Nextel Communications 6.875% 10/31/13                  310,000       332,863
   SBC Communications 6.15% 9/15/34                     1,500,000     1,599,926
   Sprint Capital
     6.375% 5/1/09                                        205,000       216,639
     8.75% 3/15/32                                        930,000     1,283,718
   Telecom Italia Capital 6.375% 11/15/33                 500,000       533,935
  #Telefonos de Mexico 144A 5.50% 1/27/15                 600,000       593,648
   Thomson 5.25% 8/15/13                                  435,000       439,848
   Time Warner Entertainment
     8.375% 3/15/23                                       980,000     1,231,020
   Time Warner Telecom 9.75% 7/15/08                      100,000       101,750
   Verizon Global 7.75% 12/1/30                         1,025,000     1,301,614
   Vodafone Group 7.875% 2/15/30                          350,000       461,255
                                                                    -----------
                                                                     20,057,786
                                                                    -----------
Consumer Cyclical - 7.41%
   Boyd Gaming 9.25% 8/1/09                                70,000        73,588
   Corrections Corporation of America
     7.50% 5/1/11                                         330,000       344,025
   DaimlerChrysler Holdings 8.50% 1/18/31                 500,000       642,791
   Dana 5.85% 1/15/15                                     335,000       303,192
   Ford Motor 7.45% 7/16/31                             2,100,000     1,785,099
   Ford Motor Credit 7.00% 10/1/13                      1,000,000       973,005
   General Motors 8.375% 7/15/33                          470,000       426,525
   General Motors Acceptance Corporation
     6.75% 12/1/14                                        470,000       443,432
  #Johnson (SC) & Son 144A 5.75% 2/15/33                  225,000       230,503
   Jones Apparel 6.125% 11/15/34                          520,000       494,873
   Kohl's 7.25% 6/1/29                                    600,000       725,246
   Limited Brands
     5.25% 11/1/14                                        140,000       134,392
     6.95% 3/1/33                                         545,000       569,395
   Lodgenet Entertainment 9.50% 6/15/13                    60,000        65,700
   May Department Stores 6.70% 7/15/34                    860,000       949,197
   Office Depot 6.25% 8/15/13                             300,000       311,782
   Visteon
     7.00% 3/10/14                                        140,000       124,600
     8.25% 8/1/10                                         735,000       712,950
                                                                    -----------
                                                                      9,310,295
                                                                    -----------

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
CORPORATE BONDS (continued)
Consumer Non-Cyclical - 7.82%
   Albertson's 8.00% 5/1/31                   USD         975,000   $ 1,181,081
   Altria Group 7.65% 7/1/08                              295,000       317,593
   Archer-Daniels-Midland 7.00% 2/1/31                    350,000       427,323
   ConAgra 7.125% 10/1/26                                 610,000       718,509
   Delhaize America 9.00% 4/15/31                         155,000       194,139
  #Genentech 144A 5.25% 7/15/35                           345,000       342,162
   Great Atlantic & Pacific Tea
     7.75% 4/15/07                                        335,000       351,331
   Kraft Foods
     5.25% 10/1/13                                      1,005,000     1,028,698
     5.625% 11/1/11                                       215,000       224,807
     6.50% 11/1/31                                        500,000       570,871
   Medco Health Solutions
     7.25% 8/15/13                                        395,000       440,340
   Merck
     4.75% 3/1/15                                         110,000       108,462
     5.95% 12/1/28                                        655,000       705,592
  #Miller Brewing 144A 5.50% 8/15/13                      525,000       540,258
   Pilgrim's Pride 9.625% 9/15/11                         285,000       312,075
   Schering-Plough 6.75% 12/1/33                          950,000     1,130,372
   UST 6.625% 7/15/12                                     255,000       279,628
   WellPoint 5.95% 12/15/34                               760,000       811,219
   Wyeth 5.50% 2/1/14                                     140,000       145,139
                                                                    -----------
                                                                      9,829,599
                                                                    -----------
Electric - 9.76%
   Alabama Power 5.875% 12/1/22                           480,000       513,879
   Avista 9.75% 6/1/08                                    250,000       280,014
  oAvista Capital Trust III 6.50% 4/1/34                  295,000       300,013
   CenterPoint Energy Houston Electric
     5.60% 7/1/23                                         600,000       613,702
   Cleveland Electric Illuminating
     7.88% 11/1/17                                        530,000       659,648
  #Detroit Edison 144A 4.80% 2/15/15                      550,000       540,135
   Dominion Resources
     5.95% 6/15/35                                        450,000       461,499
     6.30% 3/15/33                                        800,000       846,793
     7.195% 9/15/14                                       455,000       520,596
   Duke Capital 5.668% 8/15/14                            780,000       803,325
   Oncor Electric 7.25% 1/15/33                           625,000       762,708
   Pacific Gas & Electric 6.05% 3/1/34                  2,255,000     2,426,058
   PSEG Power 5.50% 12/1/15                               860,000       881,800
   Southern California Edison
     6.00% 1/15/34                                        980,000     1,068,114
   TECO Energy 7.20% 5/1/11                               410,000       446,900
   TXU Energy 7.00% 3/15/13                               305,000       337,950
   Westar Energy 6.00% 7/1/14                             750,000       803,417
                                                                    -----------
                                                                     12,266,551
                                                                    -----------
Energy - 4.42%
   ConocoPhillips 5.90% 10/15/32                          850,000       931,419
   EnCana 6.50% 8/15/34                                   650,000       739,672
   Global Marine 7.00% 6/1/28                             525,000       627,017
   Halliburton 5.50% 10/15/10                             250,000       258,656
   Naftogaz Ukrainy 8.125% 9/30/09                        400,000       420,520
   Nexen 5.875% 3/10/35                                   485,000       482,673
   Petroleum Geo-Services 8.00% 11/5/06                    65,071        66,535

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
   OF NET ASSETS (CONTINUED)

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
CORPORATE BONDS (continued)
Energy (continued)
   SEACOR Holdings 7.20% 9/15/09              USD         240,000   $   250,302
  oSecunda International
     11.599% 9/1/12                                       225,000       223,875
   Siberian Oil 10.75% 1/15/09                            475,000       548,625
   Tesoro 8.00% 4/15/08                                   455,000       482,869
   Tyumen Oil 11.00% 11/6/07                              330,000       368,016
   Western Oil Sands 8.375% 5/1/12                        135,000       156,769
                                                                    -----------
                                                                      5,556,948
                                                                    -----------
Finance - 2.76%
   General Electric Capital 6.75% 3/15/32               1,000,000     1,203,079
  #Mantis Reef 144A 4.799% 11/3/09                        340,000       335,713
   MBNA 5.00% 6/15/15                                     375,000       372,241
  #Residential Capital 144A 6.875% 6/30/15              1,495,000     1,559,165
                                                                    -----------
                                                                      3,470,198
                                                                    -----------
Industrial - 0.12%
   Trimas 9.875% 6/15/12                                  180,000       154,800
                                                                    -----------
                                                                        154,800
                                                                    -----------
Insurance - 7.35%
   American RE 7.45% 12/15/26                             155,000       175,778
   Aspen Insurance 6.00% 8/15/14                          305,000       310,951
  #Farmers Exchange Capital 144A
     7.05% 7/15/28                                        215,000       226,473
  #Farmers Insurance Exchange 144A
     6.00% 8/1/14                                         300,000       305,512
     8.625% 5/1/24                                        680,000       826,830
  #Liberty Mutual 144A 7.00% 3/15/34                      870,000       892,278
   Marsh & McLennan 5.875% 8/1/33                         970,000       897,558
   Metlife
     5.00% 6/15/15                                        450,000       450,156
     5.70% 6/15/35                                        465,000       472,272
     6.375% 6/15/34                                       500,000       554,298
  #Nationwide Mutual Insurance 144A
     7.875% 4/1/33                                        410,000       503,736
  #New York Life Insurance 144A
     5.875% 5/15/33                                       295,000       315,068
  #Nippon Life Insurance 144A 4.875% 8/9/10               250,000       248,615
to#North Front Pass-Through Trust 144A
     5.81% 12/15/24                                     1,160,000     1,180,946
 o#Oil Insurance 144A 5.15% 8/15/33                       900,000       897,886
     UnumProvident 7.375% 6/15/32                          35,000        35,102
     Willis Group 5.625% 7/15/15                          950,000       943,493
                                                                    -----------
                                                                      9,236,952
                                                                    -----------
Natural Gas - 0.91%
  #Gulf South Pipeline 144A 5.05% 2/1/15                  430,000       432,092
   Valero Logistics Operations
     6.05% 3/15/13                                        685,000       714,179
                                                                    -----------
                                                                      1,146,271
                                                                    -----------
Real Estate - 0.45%
   Developers Diversified Realty
     4.625% 8/1/10                                        585,000       571,717
                                                                    -----------
                                                                        571,717
                                                                    -----------

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
CORPORATE BONDS (continued)
Technology - 1.60%
   Dell 7.10% 4/15/28                         USD         420,000   $   516,212
   Motorola
     6.50% 9/1/25                                         415,000       452,857
     6.50% 11/15/28                                       950,000     1,042,126
                                                                    -----------
                                                                      2,011,195
                                                                    -----------
Transportation - 1.00%
   American Airlines 6.817% 5/23/11                       565,000       539,784
   Continental Airlines 6.503% 6/15/11                    725,000       716,901
                                                                    -----------
                                                                      1,256,685
                                                                    -----------
Utilities - 1.06%
   Northern State Power 5.25% 7/15/35                     870,000       864,901
   PSEG Energy Holdings 7.75% 4/16/07                     335,000       349,238
  #Tenaska Alabama Partners 144A
     7.00% 6/30/21                                        115,000       119,888
                                                                    -----------
                                                                      1,334,027
                                                                    -----------
TOTAL CORPORATE BONDS (cost $98,953,831)                            102,008,322
                                                                    -----------
FOREIGN AGENCIES - 0.74%
   Canada Housing Trust No.1
     3.75% 3/15/10                            CAD         456,000       376,322
  #Pemex Project Funding Master
     Trust 144A 6.625% 6/15/35                USD         575,000       557,750
                                                                    -----------
TOTAL FOREIGN AGENCIES (cost $939,203)                                  934,072
                                                                    -----------
MUNICIPAL BONDS - 3.13%
   American Eagle Northwest 4.97% 12/15/18                125,000       124,438
   California State 5.00% 2/1/33                          180,000       186,914
   California State University Systemwide
     Revenue 5.00% 11/1/30 (AMBAC)                        600,000       636,822
   Colorado Department of Transportation
     Revenue Series B 5.00% 12/15/13 (FGIC)               445,000       488,614
   Fulton County, Georgia Water & Sewer
     Revenue 5.25% 1/1/35 (FGIC)                          225,000       243,180
ss.Golden State, California Tobacco
     Securitization Corporation Settlement
     Revenue Series B 5.625% 6/1/38-13                    135,000       152,753
   Illinois State Taxable Pension 5.10% 6/1/33            355,000       356,715
  #Mashantucket Western Pequot Tribe 144A
     5.912% 9/1/21                                        280,000       280,000
   New York State Sales Tax Asset Receivables
     Series A 5.25% 10/15/27 (AMBAC)                      210,000       229,622
   New York State Urban Development
     Series A-1 5.25% 3/15/34 (FGIC)                      295,000       317,762
   Oregon State Taxable Pension
     5.892% 6/1/27                                        410,000       457,941
   West Virginia Economic
   Development Authority
     5.37% 7/1/20 (MBIA)                                   60,000        62,602
     6.07% 7/1/26                                         200,000       215,068
   Wisconsin State General Taxable Revenue
     Series A 5.70% 5/1/26 (FSA)                          170,000       183,797
                                                                    -----------
TOTAL MUNICIPAL BONDS (cost $3,795,321)                               3,936,228
                                                                    -----------

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
   OF NET ASSETS (CONTINUED)

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
NON-AGENCY ASSET-BACKED SECURITIES - 0.50%
   Citibank Credit Card Issuance Trust
     Series 2003-A7 A7 4.15% 7/7/17           USD         150,000   $   143,550
  #GSAA Trust Series 2004-4N Note 144A
     6.25% 5/25/34                                         68,715        68,672
  #Home Equity Asset Trust NIM
     Series 2003-7N A 144A 5.25% 4/27/34                    6,550         6,485
   Mid-State Trust Series 11 A1 4.864% 7/15/38             71,682        69,437
  #Sharp NIM Trust 144A
     Series 2003-HE1N N 6.90% 11/25/33                     10,283        10,279
     Series 2004-2N 7.00% 1/25/34                          61,936        62,053
  #Sky Financial Medical Loan Securitization
     Series 2002-A A2 144A 6.705% 7/16/18                 265,000       273,498
                                                                    -----------
TOTAL NON-AGENCY ASSET-BACKED SECURITIES
   (cost $632,008)                                                      633,974
                                                                    -----------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.18%
  #GSMPS Mortgage Trust Loan
     Series 2005-RP1 1A3 144A
     8.00% 1/25/35                                        206,728       221,778
                                                                    -----------
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE
   OBLIGATION (cost $221,999)                                           221,778
                                                                    -----------
SENIOR SECURED LOANS - 1.93%<=
  @CenterPoint Energy Bank Loan
     13.243% 11/11/05                                   1,000,000     1,031,250
  @Qwest Communications Bank Loan
     Tranch B 6.95% 6/30/10                             1,400,000     1,393,000
                                                                    -----------
TOTAL SENIOR SECURED LOANS (cost $2,434,372)                          2,424,250
                                                                    -----------
SOVEREIGN DEBT - 3.55%
Colombia - 0.31%
   Colombia Government 8.25% 12/22/14                     365,000       385,075
                                                                    -----------
                                                                        385,075
                                                                    -----------
El Salvador - 0.19%
   Republic of El Salvador 7.65% 6/15/35                  235,000       237,350
                                                                    -----------
                                                                        237,350
                                                                    -----------
Germany - 0.53%
   Deutschland Republic 5.00% 7/4/11          EUR         492,000       667,323
                                                                    -----------
                                                                        667,323
                                                                    -----------
Norway - 0.72%
   Norwegian Government
     5.00% 5/15/15                            NOK       5,266,000       903,450
                                                                    -----------
                                                                        903,450
                                                                    -----------
Poland - 0.10%
   Poland Government 6.00% 5/24/09            PLZ         406,000       125,422
                                                                    -----------
                                                                        125,422
                                                                    -----------
Russia - 0.21%
 t@Russian Paris Club Participation
    Note 1.925% 8/20/20                       JPY      29,748,076       258,041
                                                                    -----------
                                                                        258,041
                                                                    -----------

                                                                         Market
                                                       Principal         Value
                                                     Amount(degree)     (U.S.$)
SOVEREIGN DEBT (continued)
Sweden - 0.52%
   Swedish Government
     4.50% 8/12/15                            SEK       2,255,000   $   326,551
     5.00% 12/1/20                                      2,120,000       332,027
                                                                    -----------
                                                                        658,578
                                                                    -----------
United Kingdom - 0.73%
   U.K. Treasury
     8.00% 9/27/13                            GBP         210,000       463,073
     8.00% 6/7/21                                         183,000       455,663
                                                                    -----------
                                                                        918,736
                                                                    -----------
Venezuela - 0.24%
   Venezuela Government
     9.375% 1/13/34                           USD         290,000       303,340
                                                                    -----------
                                                                        303,340
                                                                    -----------
TOTAL SOVEREIGN DEBT (cost $4,558,893)                                4,457,315
                                                                    -----------
U.S. TREASURY OBLIGATIONS - 4.64%
   &U.S. Treasury Bonds 5.25% 11/15/28                    250,000       275,489
   &U.S. Treasury Bonds 5.375% 2/15/31                  4,390,000     4,989,853
    U.S. Treasury Notes 4.125% 5/15/15                    575,000       567,903
                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (cost $5,870,856)                                                  5,833,245
                                                                    -----------
                                                        Number of
                                                         Shares
PREFERRED STOCK - 0.18%
   Nexen 7.35%                                              8,710       228,550
                                                                    -----------
TOTAL PREFERRED STOCK (cost $217,750)                                   228,550
                                                                    -----------

WARRANT - 0.00%
 +#Solutia 144A, exercise price $7.59,
     expiration date 7/15/09                                  550             0
                                                                    -----------
TOTAL WARRANT (cost $46,787)                                                  0
                                                                    -----------
                                                        Principal
                                                         Amount
REPURCHASE AGREEMENTS - 0.41%
   With BNP Paribas 3.25% 8/1/05
     (dated 7/29/05, to be repurchased
     at $299,681, collateralized by
     $173,900 U.S. Treasury Bills due
     1/5/06, market value $171,323 and
     $136,600 U.S. Treasury Bills due
     1/19/06, market value $134,360)          USD         299,600       299,600
   With UBS Warburg 3.23% 8/1/05
     (dated 7/29/05, to be repurchased
     at $210,457, collateralized by
     $141,800 U.S. Treasury Notes
     2.00% due 8/31/05, market value
     $142,827 and $72,600 U.S. Treasury
     Notes 2.50% due 9/30/06, market
     value $71,988)                                       210,400       210,400
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS (cost $510,000)                             510,000
                                                                    -----------

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
   OF NET ASSETS (CONTINUED)



TOTAL MARKET VALUE OF SECURITIES - 98.30%
   (cost $120,557,406)                                             $123,577,666
RECEIVABLES AND OTHER ASSETS NET
   OF LIABILITIES - 1.70%                                             2,132,106
                                                                   ------------
NET ASSETS APPLICABLE TO 21,180,548 SHARES
   OUTSTANDING - 100.00%                                           $125,709,772
                                                                   ------------

Net Asset Value - Delaware Extended Duration Bond Fund
   Class A ($58,002,559 / 9,767,503 Shares)                               $5.94
                                                                          -----
Net Asset Value - Delaware Extended Duration Bond Fund
   Class B ($6,964,461 / 1,173,827 Shares)                                $5.93
                                                                          -----
Net Asset Value - Delaware Extended Duration Bond Fund
   Class C ($8,196,154 / 1,381,054 Shares)                                $5.93
                                                                          -----
Net Asset Value - Delaware Extended Duration Bond Fund
   Institutional Class ($52,546,598 / 8,858,164 Shares)                   $5.93
                                                                          -----

COMPONENTS OF NET ASSETS AT JULY 31, 2005:
Shares of beneficial interest
   (unlimited authorization -- no par)                             $121,573,607
Undistributed net investment income                                     198,164
Accumulated net realized gain on investments                          1,119,255
Net unrealized appreciation of investments
   and foreign currencies                                             2,818,746
                                                                   ------------
Total net assets                                                   $125,709,772
                                                                   ============

(degree)Principal amount shown is stated in the currency in which each bond is denominated.

CAD - Canadian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
NOK - Norwegian Kroner
PLZ - Polish Zloty
SEK - Swedish Krone
USD - U.S. Dollar

<=Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (`LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

 ^Zero coupon security. The interest rate shown is the yield at the time of purchase.

 @Illiquid security. See Note 9 in "Notes to Financial Statements." At July 31,
  2005, 5 securities were deemed illiquid which represented 2.38% of the Fund's net assets.

 #Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements."

 &Fully or partially pledged as collateral for financial futures contracts.

 oVariable rate securities. The interest rate shown is the rate as of July 31, 2005.

ss.Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 =Security is being fair valued in accordance with the Fund's fair valuation policy. See Note 1 in "Notes to Financial Statements." At July 31, 2005, 2 securities were fair valued which represented 0.25% of the Fund's net assets.

 dPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

 +Non-income producing security for the year ended July 31, 2005.

Summary of Abbreviations
AMBAC - Insured by the AMBAC Assurance Corporation
CBO - Collateralized Bond Obligation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
NIM - Net Interest Margin
S.F. - Single Family
TBA - To be announced
yr - Year

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE EXTENDED DURATION BOND FUND
Net asset value Class A (A)                                              $ 5.94
Sales charge (4.50% of offering price) (B)                                 0.28
                                                                         ------
Offering price                                                           $ 6.22
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                  DELAWARE EXTENDED DURATION BOND FUND
   OF NET ASSETS (CONTINUED)


The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                               In       Value of                  Unrealized
Contracts to                Exchange    Contract   Settlement    Appreciation
Deliver                       For      at 7/31/05     Date      (Depreciation)
------------                --------   ----------  ----------   --------------
(267,700)
 British Pounds           US$488,820    $(470,226)    8/19/05          $18,594
(262,600)
 British Pounds           US$479,193     (461,268)    8/19/05           17,925
(41,200)
 European
 Monetary
 Units                     US$49,575      (49,994)    8/19/05             (419)
(5,919,600)
 Norwegian
 Kroner                   US$929,472     (912,882)    8/19/05           16,590
(1,903,000)
 Swedish Krona            US$242,420     (245,366)    8/19/05           (2,946)
                                                                       -------
                                                                       $49,744
                                                                       =======
FUTURES CONTRACTS(2)

                           Notional                                Unrealized
Contracts to                 Cost        Notional  Expiration     Appreciation
Buy (Sell)                (Proceeds)      Value       Date       (Depreciation)
------------              ----------     --------  ----------    --------------
74 U.S. Treasury
  10 year Note            $8,355,793   $8,212,844     9/30/05        $(142,949)
13 U.S. Treasury
  5 year Note              1,413,897    1,393,641     9/30/05          (20,256)
(55) U.S. Treasury
  2 year Note            (11,419,018) (11,356,641)    9/30/05           62,377
158 U.S. Treasury
  Long Bond               18,368,777   18,219,375     9/30/05         (149,402)
                                                                    ----------
                                                                    $(250,230)
                                                                    ==========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 7 in "Notes to Financial Statements."
(2) See Note 8 in "Notes to Financial Statements."

See accompanying notes

STATEMENTS                                                         July 31, 2005
   OF ASSETS AND LIABILITIES

                                                 Delaware Corporate     Delaware Extended
                                                     Bond Fund          Duration Bond Fund

ASSETS:
   Investments at market                             $368,085,841           $123,577,666
   Cash                                                 3,962,138                623,678
   Foreign currencies                                      87,687                 28,862
   Receivables for securities sold                     12,605,266              7,473,564
   Interest receivable                                  5,199,067              1,912,740
   Subscriptions receivable                             5,209,453              1,195,656
   Dividends receivable                                    11,682                  4,001
   Variation margin receivable on futures contracts        36,688                      -
   Net unrealized appreciation on currency contracts      166,279                 49,744
                                                     ------------           ------------
   Total assets                                       395,364,101            134,865,911
                                                     ------------           ------------

LIABILITIES:
   Payable for securities purchased                    17,371,022              8,375,078
   Other accrued expenses                                 119,311                 57,595
   Due to manager and affiliates                          209,905                 51,221
   Distributions payable                                  423,058                124,980
   Liquidations payable                                   305,700                342,468
   Variation margin payable on futures contracts               --                204,797
                                                     ------------           ------------
   Total liabilities                                   18,428,996              9,156,139
                                                     ------------           ------------

TOTAL NET ASSETS                                     $376,935,105           $125,709,772
                                                     ============           ============

Investments at cost                                  $364,520,985           $120,557,406
                                                     ============           ============
Foreign currency at cost                             $     95,061           $     31,243
                                                     ============           ============

See accompanying notes

STATEMENTS                                              Year Ended July 31, 2005
   OF OPERATIONS

                                                Delaware Corporate       Delaware Extended
                                                    Bond Fund            Duration Bond Fund

INVESTMENT INCOME:
   Interest                                           $15,799,269             $5,326,694
   Dividends                                               60,510                 19,887
                                                      -----------             ----------
                                                       15,859,779              5,346,581
                                                      -----------             ----------

EXPENSES:
   Management fees                                      1,497,637                510,954
   Distribution expense -- Class A                        272,312                100,942
   Distribution expense -- Class B                        226,862                 61,441
   Distribution expense -- Class C                        257,619                 57,624
   Distribution expense -- Class R                         12,084                     --
   Dividend disbursing and transfer agent fees
     and expenses                                         388,213                223,623
   Accounting and administration expenses                 101,912                 31,742
   Registration fees                                       65,731                 53,467
   Professional fees                                       61,565                 23,651
   Reports and statements to shareholders                 129,198                 54,108
   Custodian fees                                          34,835                 15,753
   Insurance fees                                          22,301                  6,748
   Trustees' fees                                          16,358                  5,767
   Pricing fees                                            16,046                 10,981
   Taxes (other than taxes on income)                       8,480                    598
   Other                                                    2,417                  2,808
                                                      -----------             ----------
                                                        3,113,570              1,160,207
   Less expenses absorbed or waived                      (618,973)              (387,524)
   Less waiver of distribution expenses -- Class A        (45,385)               (16,824)
   Less expenses paid indirectly                          (12,374)                (1,062)
                                                      -----------             ----------
   Total expenses                                       2,436,838                754,797
                                                      -----------             ----------
NET INVESTMENT INCOME                                  13,422,941              4,591,784
                                                      -----------             ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain (loss) on:
     Investments                                        3,311,823              1,551,555
     Futures contracts                                    (51,823)             2,001,029
     Foreign currencies                                   790,027                204,531
                                                      -----------             ----------
   Net realized gain                                    4,050,027              3,757,115
   Net change in unrealized appreciation/depreciation
     of investments and foreign currencies              2,537,346              1,401,740
                                                      -----------             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCIES                               6,587,373              5,158,855
                                                      -----------             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $20,010,314             $9,750,639
                                                      ===========             ==========

See accompanying notes

STATEMENTS
   OF CHANGES IN NET ASSETS

                                                                             Delaware Corporate          Delaware Extended
                                                                                  Bond Fund              Duration Bond Fund
                                                                              Year         Year           Year         Year
                                                                             Ended        Ended          Ended        Ended
                                                                            7/31/05      7/31/04        7/31/05      7/31/04

INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                 $ 13,422,941 $  9,163,103   $  4,591,784 $  3,763,021
   Net realized gain on investments and foreign currencies                  4,050,027    2,776,663      3,757,115    1,126,716
   Net change in unrealized appreciation/depreciation of investments
     and foreign currencies                                                 2,537,346    1,534,817      1,401,740    2,141,558
                                                                         ------------ ------------   ------------ ------------
   Net increase in net assets resulting from operations                    20,010,314   13,474,583      9,750,639    7,031,295
                                                                         ------------ ------------   ------------ ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A                                                               (4,476,591)  (2,702,062)    (1,749,163)    (815,874)
     Class B                                                                 (950,409)    (958,694)      (277,133)    (298,088)
     Class C                                                               (1,076,891)    (943,934)      (258,941)    (261,329)
     Class R                                                                  (91,868)     (24,422)            --           --
     Institutional Class                                                   (8,153,570)  (4,945,721)    (2,587,552)  (2,455,266)

   Net realized gain on investments:
     Class A                                                               (1,020,537)    (666,553)      (838,361)    (196,655)
     Class B                                                                 (258,873)    (334,311)      (199,563)     (95,246)
     Class C                                                                 (279,634)    (328,900)      (171,958)     (83,559)
     Class R                                                                  (19,889)      (3,123)            --           --
     Institutional Class                                                   (1,397,911)  (1,261,444)    (1,463,367)    (614,720)
                                                                         ------------ ------------   ------------ ------------
                                                                          (17,726,173) (12,169,164)    (7,546,038)  (4,820,737)
                                                                         ------------ ------------   ------------ ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
     Class A                                                               67,510,111   57,620,924     44,757,568   14,712,808
     Class B                                                                6,587,587    7,269,485      2,260,874    1,741,206
     Class C                                                               16,718,033   10,740,520      4,847,769    2,215,776
     Class R                                                                2,294,745    1,204,589             --           --
     Institutional Class                                                  109,274,403   45,395,399     18,354,063   13,178,329

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                3,833,309    2,292,829      1,717,296      643,127
     Class B                                                                  698,514      722,023        324,939      232,721
     Class C                                                                  972,083      884,934        292,717      228,697
     Class R                                                                  110,054       24,979             --           --
     Institutional Class                                                    5,784,351    3,135,801      1,087,272      919,301
                                                                         ------------ ------------   ------------ ------------
                                                                          213,783,190  129,291,483     73,642,498   33,871,965
                                                                         ------------ ------------   ------------ ------------
   Cost of shares repurchased:
     Class A                                                              (30,692,383) (21,181,010)    (8,613,255)  (5,652,789)
     Class B                                                               (4,094,480)  (6,230,337)    (1,379,079)  (1,953,981)
     Class C                                                               (6,046,918)  (9,009,187)    (2,089,944)  (2,341,834)
     Class R                                                                 (666,356)    (332,278)            --           --
     Institutional Class                                                  (18,298,850) (17,492,579)    (8,661,124) (25,084,118)
                                                                         ------------ ------------   ------------ ------------
                                                                          (59,798,987) (54,245,391)   (20,743,402) (35,032,722)
                                                                         ------------ ------------   ------------ ------------
Increase (decrease) in net assets derived from capital
   share transactions                                                     153,984,203   75,046,092     52,899,096   (1,160,757)
                                                                         ------------ ------------   ------------ ------------
NET INCREASE IN NET ASSETS                                                156,268,344   76,351,511     55,103,697    1,049,801

NET ASSETS:
   Beginning of year                                                      220,666,761  144,315,250     70,606,075   69,556,274
                                                                         ------------ ------------   ------------ ------------
   End of year                                                           $376,935,105 $220,666,761   $125,709,772 $ 70,606,075
                                                                         ============ ============   ============ ============
   Undistributed net investment income (loss)                            $    791,358 $     (3,890)  $    198,164 $     (5,065)
                                                                         ============ ============   ============ ============

See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Delaware Corporate Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.700      $5.620       $5.220      $5.370       $5.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.260       0.296        0.339       0.364        0.370
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.174       0.183        0.410      (0.152)       0.299
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.434       0.479        0.749       0.212        0.669
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.286)     (0.307)      (0.349)     (0.362)      (0.369)
Net realized gain on investments                                           (0.068)     (0.092)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.354)     (0.399)      (0.349)     (0.362)      (0.369)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.780      $5.700       $5.620      $5.220       $5.370
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                             7.76%       8.65%       14.61%       4.02%       13.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                  $115,456     $73,867      $34,707     $17,932       $5,596
Ratio of expenses to average net assets                                     0.82%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 1.08%       1.17%        1.32%       1.22%        1.20%
Ratio of net investment income to average net assets                        4.48%       5.09%        5.98%       6.79%        7.16%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  4.22%       4.72%        5.46%       6.37%        6.76%
Portfolio turnover                                                           232%        300%         861%       1044%         709%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Corporate Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.700      $5.620       $5.220      $5.370       $5.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.216       0.253        0.298       0.325        0.331
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.164       0.183        0.410      (0.152)       0.300
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.380       0.436        0.708       0.173        0.631
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.242)     (0.264)      (0.308)     (0.323)      (0.331)
Net realized gain on investments                                           (0.068)     (0.092)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.310)     (0.356)      (0.308)     (0.323)      (0.331)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.770      $5.700       $5.620      $5.220       $5.370
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                             6.77%       7.85%       13.78%       3.25%       12.89%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $23,963     $20,510      $18,551     $11,709       $4,736
Ratio of expenses to average net assets                                     1.57%       1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 1.78%       1.87%        2.03%       1.97%        1.95%
Ratio of net investment income to average net assets                        3.73%       4.33%        5.23%       6.04%        6.41%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  3.52%       4.01%        4.75%       5.62%        6.01%
Portfolio turnover                                                           232%        300%         861%       1044%         709%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Corporate Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.700      $5.620       $5.220      $5.370       $5.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.216       0.253        0.297       0.324        0.331
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.174       0.183        0.410      (0.152)       0.299
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.390       0.436        0.707       0.172        0.630
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.242)     (0.264)      (0.307)     (0.322)      (0.330)
Net realized gain on investments                                           (0.068)     (0.092)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.310)     (0.356)      (0.307)     (0.322)      (0.330)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.780      $5.700       $5.620      $5.220       $5.370
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                             6.95%       7.86%       13.77%       3.24%       12.88%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $33,013     $21,139      $18,313      $6,063       $1,804
Ratio of expenses to average net assets                                     1.57%       1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 1.78%       1.87%        2.03%       1.97%        1.95%
Ratio of net investment income to average net assets                        3.73%       4.33%        5.23%       6.04%        6.41%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  3.52%       4.01%        4.75%       5.62%        6.01%
Portfolio turnover                                                           232%        300%         861%       1044%         709%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of $0.03%. Per share data and ratios for the period prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Delaware Corporate Bond Fund Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year                   6/2/03(1)
                                                                                       Ended                     to
                                                                                      7/31/05     7/31/04      7/31/03

NET ASSET VALUE, BEGINNING OF PERIOD                                                   $5.700      $5.620       $5.930

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                                0.240       0.273        0.030
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                               0.174       0.188       (0.300)
                                                                                       ------      ------       ------
Total from investment operations                                                        0.414       0.461       (0.270)
                                                                                       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                                  (0.266)     (0.289)      (0.040)
Net realized gain on investments                                                       (0.068)     (0.092)          --
                                                                                       ------      ------       ------
Total dividends and distributions                                                      (0.334)     (0.381)      (0.040)
                                                                                       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                                         $5.780      $5.700       $5.620
                                                                                       ======      ======       ======

TOTAL RETURN(3)                                                                         7.38%       8.33%       (4.58%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                                $2,608        $869           $0
Ratio of expenses to average net assets                                                 1.17%       1.15%        1.15%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                             1.38%       1.47%        1.57%
Ratio of net investment income to average net assets                                    4.13%       4.73%        4.93%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                              3.92%       4.41%        4.51%
Portfolio turnover                                                                       232%        300%         861%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Corporate Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.700      $5.620       $5.220      $5.370       $5.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.274       0.310        0.354       0.378        0.383
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.164       0.183        0.410      (0.152)       0.300
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.438       0.493        0.764       0.226        0.683
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.300)     (0.321)      (0.364)     (0.376)      (0.383)
Net realized gain on investments                                           (0.068)     (0.092)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.368)     (0.413)      (0.364)     (0.376)      (0.383)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.770      $5.700       $5.620      $5.220       $5.370
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                             7.84%       8.92%       14.92%       4.29%       14.02%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                  $201,895    $104,282      $72,744     $52,681      $54,312
Ratio of expenses to average net assets                                     0.57%       0.55%        0.55%       0.55%        0.55%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 0.78%       0.87%        1.03%       0.97%        0.95%
Ratio of net investment income to average net assets                        4.73%       5.33%        6.23%       7.04%        7.41%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  4.52%       5.01%        5.75%       6.62%        7.01%
Portfolio turnover                                                           232%        300%         861%       1044%         709%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Extended Duration Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.770      $5.550       $5.050      $5.260       $4.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.292       0.334        0.373       0.384        0.369
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.390       0.322        0.500      (0.218)       0.370
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.682       0.656        0.873       0.166        0.739
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.312)     (0.339)      (0.373)     (0.376)      (0.369)
Net realized gain on investments                                           (0.200)     (0.097)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.512)     (0.436)      (0.373)     (0.376)      (0.369)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.940      $5.770       $5.550      $5.050       $5.260
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                            12.17%      11.99%       17.55%       3.16%       15.76%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $58,003     $19,439       $9,539      $4,629       $3,346
Ratio of expenses to average net assets                                     0.84%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 1.31%       1.30%        1.24%       1.23%        1.26%
Ratio of net investment income to average net assets                        4.92%       5.72%        6.65%       7.34%        7.38%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  4.45%       5.22%        6.21%       6.91%        6.92%
Portfolio turnover                                                           233%        267%         789%        923%         642%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Extended Duration Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.760      $5.550       $5.050      $5.260       $4.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.247       0.291        0.332       0.343        0.331
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.391       0.312        0.500      (0.218)       0.370
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.638       0.603        0.832       0.125        0.701
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.268)     (0.296)      (0.332)     (0.335)      (0.331)
Net realized gain on investments                                           (0.200)     (0.097)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.468)     (0.393)      (0.332)     (0.335)      (0.331)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.930      $5.760       $5.550      $5.050       $5.260
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                            11.35%      10.98%       16.70%       2.37%       14.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                    $6,964      $5,597       $5,375      $3,413       $1,175
Ratio of expenses to average net assets                                     1.59%       1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 2.01%       2.00%        1.95%       1.98%        2.01%
Ratio of net investment income to average net assets                        4.17%       4.97%        5.90%       6.59%        6.63%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  3.75%       4.52%        5.50%       6.16%        6.17%
Portfolio turnover                                                           233%        267%         789%        923%         642%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Delaware Extended Duration Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.760      $5.550       $5.050      $5.260       $4.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.248       0.291        0.331       0.343        0.331
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.390       0.312        0.500      (0.218)       0.370
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.638       0.603        0.831       0.125        0.701
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.268)     (0.296)      (0.331)     (0.335)      (0.331)
Net realized gain on investments                                           (0.200)     (0.097)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.468)     (0.393)      (0.331)     (0.335)      (0.331)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.930      $5.760       $5.550      $5.050       $5.260
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                            11.35%      10.98%       16.67%       2.37%       14.88%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                    $8,196      $5,025       $4,751      $1,431         $408
Ratio of expenses to average net assets                                     1.59%       1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 2.01%       2.00%        1.95%       1.98%        2.01%
Ratio of net investment income to average net assets                        4.17%       4.97%        5.90%       6.59%        6.63%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  3.75%       4.52%        5.50%       6.16%        6.17%
Portfolio turnover                                                           233%        267%         789%        923%         642%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Extended Duration Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                          7/31/05     7/31/04      7/31/03   7/31/02(1)     7/31/01

NET ASSET VALUE, BEGINNING OF PERIOD                                       $5.760      $5.550       $5.050      $5.260       $4.890

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.307       0.350        0.387       0.397        0.382
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                   0.391       0.312        0.500      (0.218)       0.370
                                                                           ------      ------       ------      ------       ------
Total from investment operations                                            0.698       0.662        0.887       0.179        0.752
                                                                           ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.328)     (0.355)      (0.387)     (0.389)      (0.382)
Net realized gain on investments                                           (0.200)     (0.097)          --          --           --
                                                                           ------      ------       ------      ------       ------
Total dividends and distributions                                          (0.528)     (0.452)      (0.387)     (0.389)      (0.382)
                                                                           ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                             $5.930      $5.760       $5.550      $5.050       $5.260
                                                                           ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                            12.47%      12.10%       17.87%       3.43%       16.05%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $52,547     $40,545      $49,891     $56,664      $61,993
Ratio of expenses to average net assets                                     0.59%       0.55%        0.55%       0.55%        0.55%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly                                                 1.01%       1.00%        0.95%       0.98%        1.01%
Ratio of net investment income to average net assets                        5.17%       5.97%        6.90%       7.59%        7.63%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly                                  4.75%       5.52%        6.50%       7.16%        7.17%
Portfolio turnover                                                           233%        267%         789%        923%         642%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gain (loss) per share of $0.008, and an increase in the ratio of net investment income to average net assets of 0.15%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2005 and 2004.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS                  DELAWARE EXTENDED DURATION BOND FUND
                                            July 31, 2005


Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of July 31 2005, Delaware Extended Duration Bond Fund Class R shares had not commenced operations.

The investment objective of the Funds is to seek to provide investors with total return.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Markets, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are classified as interest income. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amount of this expense for the year ended July 31, 2005 was as follows:

   Delaware Corporate Bond Fund                                         $12,374
   Delaware Extended Duration Bond Fund                                 $ 1,062

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on its average daily net assets as follows:

                                                   Delaware        Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund        Bond Fund
                                                  ---------    -----------------
   On the first $500 million                        0.500%           0.550%
   On the next $500 million                         0.475%           0.500%
   On the next $1.5 billion                         0.450%           0.450%
   In excess of $2.5 billion                        0.425%           0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure the annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2006.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective June 1, 2005, each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. Prior to June 1, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Funds pay DSC a monthly fee based on shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through September 30, 2006 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets. At July 31, 2005, each Fund had liabilities payable to affiliates as follows:

                                                   Delaware        Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund        Bond Fund
                                                  ---------    -----------------
   Investment Management
     fee payable to DMC                            $91,162          $ 1,191
   Dividend disbursing,
     transfer agent, accounting
     and administration fees and
     other expenses payable to DSC                  46,441           24,967
   Other expenses payable to
     DMC and affiliates*                            72,302           25,063

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the year ended July 31, 2005, the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund were charged $16,521 and $5,130, respectively, for internal legal services provided by DMC.

For the year ended July 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

   Delaware Corporate Bond Fund                                         $42,704
   Delaware Extended Duration Bond                                      $32,290

For the year ended July 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                   Delaware        Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund        Bond Fund
                                                  ---------    -----------------
   Class A                                         $ 2,618          $    69
   Class B                                          47,318           18,264
   Class C                                           3,505            1,672

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended July 31, 2005, the Funds made purchases and sales of investment securities as follows:

                                                   Delaware        Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund        Bond Fund
                                                  ---------    -----------------
   Purchases other than
     U.S. government securities and
     short-term investments                    $529,888,972      $156,210,492
   Purchases of U.S. government
     securities                                 293,354,368       106,858,682
   Sales other than U.S. government
     securities and short-term
     investments                                386,270,003       108,589,589
   Sales of U.S. government securities          294,402,031       103,808,221

At July 31, 2005 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                   Delaware        Delaware
                                                  Corporate    Extended Duration
                                                  Bond Fund        Bond Fund
                                                  ---------    -----------------
   Cost of investments                         $365,902,596      $121,009,770
                                               ============      ============
   Aggregate unrealized appreciation             $6,247,542      $  3,743,434
   Aggregate unrealized depreciation             (4,064,297)       (1,175,538)
                                               ------------      ------------
   Net unrealized appreciation                 $  2,183,245      $  2,567,896
                                               ============      ============

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND


4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                                  Delaware Corporate         Delaware Extended
                                                       Bond Fund             Duration Bond Fund
                                                  ------------------         ------------------
                                                  2005          2004         2005          2004

   Ordinary income                             $16,740,938  $11,069,393   $6,102,484   $3,830,557
   Long-term capital gain                          985,235    1,099,771    1,443,554      990,180
                                               -----------  -----------   ----------   ----------
   Total                                       $17,726,173  $12,169,164   $7,546,038   $4,820,737
                                               ===========  ===========   ==========   ==========

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                  Delaware Corporate         Delaware Extended
                                                       Bond Fund             Duration Bond Fund
                                                  ------------------         ------------------

   Shares of beneficial interest                    $372,235,464                $121,573,607
   Undistributed ordinary income                       1,443,305                     880,886
   Undistributed long-term capital gain                1,108,860                     688,411
   Unrealized appreciation on investments and
     foreign currency                                  2,147,476                   2,566,868
                                                    ------------                ------------
   Net Assets                                       $376,935,105                $125,709,772
                                                    ============                ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency contracts, straddle deferrals and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2005, the Funds recorded the following reclassifications:

                                                  Delaware Corporate         Delaware Extended
                                                       Bond Fund             Duration Bond Fund
                                                  ------------------         ------------------
   Undistributed net investment income (loss)         $2,121,636                    $484,234
   Accumulated net realized gain (loss) on investment (2,121,636)                   (484,234)

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                          Delaware Corporate        Delaware Extended
                                                              Bond Fund             Duration Bond Fund
                                                          ------------------        ------------------
                                                              Year Ended               Year Ended
                                                          7/31/05     7/31/04      7/31/05     7/31/04

   Shares sold:
     Class A                                           11,643,840  10,083,886    7,551,366   2,520,129
     Class B                                            1,135,587   1,261,239      380,255     298,783
     Class C                                            2,881,177   1,859,082      810,930     377,544
     Class R                                              394,848     206,716           --          --
     Institutional Class                               18,818,176   7,871,233    3,097,764   2,253,886

   Shares issued upon reinvestment
     of dividends and distributions:
     Class A                                              660,807     398,385      290,331     110,321
     Class B                                              120,430     125,249       55,046      39,881
     Class C                                              167,604     153,554       49,563      39,196
     Class R                                               18,974       4,337           --          --
     Institutional Class                                  998,303     544,462      183,972     157,886
                                                       ----------  ----------   ----------  ----------
                                                       36,839,746  22,508,143   12,419,227   5,797,626
                                                       ----------  ----------   ----------  ----------
   Shares repurchased:
     Class A                                           (5,282,196) (3,692,852)  (1,445,379)   (979,611)
     Class B                                             (706,318) (1,086,305)    (232,505)   (336,901)
     Class C                                           (1,043,542) (1,560,886)    (351,126)   (401,939)
     Class R                                             (114,773)    (58,606)          --          --
     Institutional Class                               (3,154,442) (3,049,926)  (1,458,597) (4,374,175)
                                                       ----------  ----------   ----------  ----------
                                                      (10,301,271) (9,448,575)  (3,487,607) (6,092,626)
                                                       ----------  ----------   ----------  ----------
   Net increase (decrease)                             26,538,475  13,059,568    8,931,620    (295,000)
                                                       ==========  ==========   ==========  ==========

For the years ended July 31, 2005 and 2004, Class B shares converted to Class A shares as follows:*

                                             Year                                  Year
                                             Ended                                 Ended
                                            7/31/05                               7/31/04
                                Class B     Class A                  Class B      Class A
                                 Shares      Shares       Value       Shares       Shares      Value
                                -------     -------       -----      -------      -------      -----
   Corporate Bond                20,782      20,782     $120,347      18,723       18,723    $106,892
   Extended Duration              6,859       6,848       40,811       4,465        4,465      25,183

*The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2005, or at any time during the year.

7. FOREIGN EXCHANGE CONTRACTS
Each Fund may enter into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTES                                       DELAWARE CORPORATE BOND FUND
   TO FINANCIAL STATEMENTS (CONTINUED)      DELAWARE EXTENDED DURATION BOND FUND


8. FUTURES CONTRACTS
Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities.

9. CREDIT AND MARKET
Risk Each Fund may invest in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor's Rating Group and/or Ba or lower by Moody's Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including payments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At July 31, 2005, Rule 144A securities represented approximately 16.79% and 14.70% of total net assets for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, respectively. Rule 144A securities comprising 3.37% and 2.38% of total net assets for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, respectively, have been determined to be illiquid securities under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Illiquid securities have been denoted 0n the Statement of Net Assets.

10. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to theses contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

11. TAX INFORMATION (UNAUDITED)
The Information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended July 31, 2005, each Fund designates distributions paid during the year as follows:

                                                  Delaware Corporate         Delaware Extended
                                                       Bond Fund             Duration Bond Fund
                                                  ------------------         ------------------
(A) Long-Term Capital Gains
    Distributions (Tax Basis)                               6%                       19%
(B) Ordinary Income
    Distributions (Tax Basis)                              94%                       81%
    Total Distributions (Tax Basis)                       100%                      100%

(A) and (B) are based on a percentage of the Fund's total distributions.

REPORT
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the series constituting Delaware Group Income Funds) (the "Funds") as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund of Delaware Group Income Funds at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 16, 2005

OTHER                                       DELAWARE CORPORATE BOND FUND
   FUND INFORMATION                         DELAWARE EXTENDED DURATION BOND FUND


PROXY RESULTS
DELAWARE CORPORATE BOND FUND
The shareholders of Delaware Corporate Bond Fund voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted were as follows:

1. To elect a Board of Trustees for the Trust.

                                                                Shares Voted
                                        Shares Voted For     Withheld Authority
                                        ----------------     ------------------
Thomas L. Bennett                          35,373,487              583,437
Jude T. Driscoll                           35,374,035              582,889
John A. Fry                                35,377,021              579,903
Anthony D. Knerr                           35,367,689              589,235
Lucinda S. Landreth                        35,365,164              591,760
Ann R. Leven                               35,361,548              595,376
Thomas F. Madison                          35,364,710              592,214
Janet L. Yeomans                           35,382,756              574,168
J. Richard Zecher                          35,368,458              588,466

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Fund will be able to hire and replace subadvisers without shareholder approval.

                                            For                 Against               Abstain        Broker Non-Votes
                                            ---                 -------               -------        ----------------
Delaware Corporate Bond Fund             27,785,199            1,025,970              508,517            6,637,238

DELAWARE EXTENDED DURATION BOND FUND
The shareholders of Delaware Extended Duration Bond Fund voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the Trust.

                                                                Shares Voted
                                        Shares Voted For     Withheld Authority
                                        ----------------     ------------------
Thomas L. Bennett                          10,636,738              126,412
Jude T. Driscoll                           10,633,439              129,711
John A. Fry                                10,638,092              125,058
Anthony D. Knerr                           10,640,315              122,835
Lucinda S. Landreth                        10,634,041              129,109
Ann R. Leven                               10,634,041              129,109
Thomas F. Madison                          10,633,631              129,519
Janet L. Yeomans                           10,634,041              129,109
J. Richard Zecher                          10,636,019              127,131

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Fund will be able to hire and replace subadvisers without shareholder approval.

                                             For                 Against              Abstain        Broker Non-Votes
                                             ---                 -------              -------        ----------------
Delaware Extended Duration Bond Fund      6,966,849              296,205              148,509            3,351,586

OTHER                                       DELAWARE CORPORATE BOND FUND
   FUND INFORMATION (CONTINUED)             DELAWARE EXTENDED DURATION BOND FUND


BOARD CONSIDERATION OF DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND INVESTMENT
ADVISORY AGREEMENTS

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations.The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three and five year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

Delaware Corporate Bond Fund -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

Delaware Extended Duration Bond Fund -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

OTHER                                       DELAWARE CORPORATE BOND FUND
   FUND INFORMATION (CONTINUED)             DELAWARE EXTENDED DURATION BOND FUND


BOARD CONSIDERATION OF DELAWARE CORPORATE BOND FUND AND DELAWARE EXTENDED DURATION BOND FUND INVESTMENT
ADVISORY AGREEMENTS (CONTINUED)

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments(R) funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

Delaware Corporate Bond Fund -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Extended Duration Bond Fund -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments(R) Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF              OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                           POSITION(S)                                                       COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND           HELD WITH         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)         BY TRUSTEE             TRUSTEE
   BIRTHDATE                  FUND(S)             SERVED          DURING PAST 5 YEARS           OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        5 Years - Executive   Since August 2000, Mr.           92                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
 Philadelphia, PA       Executive Officer                            various executive
   19103                  and Trustee        1 Year - Trustee     capacities at different
                                                                    times at Delaware
March 10, 1963                                                         Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT          Trustee               Since             Private Investor -             92                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
    19103                                                          Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                               (January 1984 - March 2004)

   JOHN A. FRY              Trustee               4 Years         President - Franklin &           92           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
 Philadelphia, PA                                               (June 2002 - Present)
     19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)

 ANTHONY D. KNERR           Trustee              12 Years       Founder/Managing Director          92                   None
2005 Market Street                                                  - Anthony Knerr &
 Philadelphia, PA                                                  Associates (Strategic
      19103                                                              Consulting)
                                                                      (1990 - Present)
December 7, 1938

LUCINDA S. LANDRETH         Trustee               Since         Chief Investment Officer -         92                   None
 2005 Market Street                           March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
    19103                                                           (2002 - 2004)

June 24, 1947

  ANN R. LEVEN              Trustee              16 Years         Treasurer/Chief Fiscal           92            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
 Philadelphia, PA                                                     Gallery of Art                                Chairperson -
    19103                                                             (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.

                                                                                                 NUMBER OF              OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                           POSITION(S)                                                       COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND           HELD WITH         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)         BY TRUSTEE             TRUSTEE
   BIRTHDATE                 FUND(S)              SERVED          DURING PAST 5 YEARS           OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                      Director and Audit
                                                                 (January 1993 - Present)                       Committee Member-
                                                                                                                CenterPoint Energy
February 25, 1936
                                                                                                                 Director and Audit
                                                                                                                 Committee Member-
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member-
                                                                                                                 Rimage Corporation

                                                                                                                Director -  Valmont
                                                                                                                 Industries Inc.

 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            92                None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.

J. RICHARD ZECHER            Trustee              Since                  Founder -                   92           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments.

 August 18, 1962

RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(3)
2005 Market Street      President, Chief                        various executive capacities
 Philadelphia, PA      Legal Officer and                          at different times at
     19103                 Secretary                                Delaware Investments.

November 26, 1957

 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA           Treasurer                              at different times at
     19103                                                          Delaware Investments.

June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Funds' manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                       AFFILIATED OFFICERS                     CONTACT INFORMATION

JUDE T. DRISCOLL                        MICHAEL P. BISHOF                       INVESTMENT MANAGER
Chairman                                Senior Vice President and               Delaware Management Company,
Delaware Investments Family of Funds    Chief Financial Officer                 a Series of Delaware Management Business Trust
Philadelphia, PA                        Delaware Investments Family of Funds    Philadelphia, PA
                                        Philadelphia, PA
THOMAS L. BENNETT                                                               NATIONAL DISTRIBUTOR
Private Investor                        RICHELLE S. MAESTRO                     Delaware Distributors, L.P.
Rosemont, PA                            Executive Vice President,               Philadelphia, PA
                                        Chief Legal Officer and Secretary
JOHN A. FRY                             Delaware Investments Family of Funds    SHAREHOLDER SERVICING, DIVIDEND
President                               Philadelphia, PA                        DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                     Delaware Service Company, Inc.
Lancaster, PA                           JOHN J. O'CONNOR                        2005 Market Street
                                        Senior Vice President and Treasurer     Philadelphia, PA 19103-7094
ANTHONY D. KNERR                        Delaware Investments Family of Funds
Managing Director                       Philadelphia, PA                        FOR SHAREHOLDERS
Anthony Knerr & Associates                                                      800 523-1918
New York, NY
                                                                                FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                             INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                 800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                WEB SITE
                                                                                www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ


--------------------------------------------------------------------------------
Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries. Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------


(9653)                                                        Printed in the USA
AR-460 [7/05] IVES 9/05                                     MF-05-08-021 PO10384

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME
















Annual Report JULY 31, 2005
--------------------------------------------------------------------------------
              DELAWARE DELCHESTER FUND

























[GRAPHIC OMITTED] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
-----------------------------------------------------------------
SECTOR ALLOCATION                                               5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      6

   Statement of Assets and Liabilities                         10

   Statement of Operations                                     11

   Statements of Changes in Net Assets                         12

   Financial Highlights                                        13

   Notes to Financial Statements                               17
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      20
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         21
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       24
-----------------------------------------------------------------























Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

                                                        DELAWARE DELCHESTER FUND
PORTFOLIO                                               August 8, 2005
  MANAGEMENT REVIEW




FUND MANAGER

Timothy L. Rabe
Senior Portfolio Manager

Q: CAN YOU PROVIDE SOME BACKGROUND ON THE HIGH YIELD MARKET DURING THE PERIOD?
A: During the last quarter of 2004, there was a run in higher-risk securities and CCC-rated bonds rallied. During the first and second quarters of 2005, there was still a global search for yield, in that Treasury rates in the U.S. and other countries are quite low. High yield bonds were one of the few places where investors could pick up additional spread over Treasuries. There was an expansion of the high yield market in terms of supply, due to the increased global demand.

Q: WHAT KIND OF STRATEGY DID YOU EMPLOY OVER THE PERIOD?
A: We generally employ a bottom-up approach to selecting securities. We attempt to maintain a well-diversified portfolio of high yield bonds that represent many different industries. Also, we look to come up with what we believe to be the best relative value strategies in the portfolio within each sector and industry. We believe that the most important aspect to get correct in managing a high yield portfolio is security selection, because high yield credits are not moved only by macro factors. This means looking at the market on a bond-by-bond basis. We continued to follow this approach throughout the recently ended fiscal year.

Q: WHAT FACTORS INFLUENCED FUND PERFORMANCE?
A: Security selection was the biggest driver. There hasn't been significant movement in any one sector or rating category. It's the process currently in place that has enabled the Fund to perform well. We believe that the Fund was able to achieve its double-digit performance on the fiscal year due to our deep credit research on a security-by-security basis. It was a securities selector's market. Just as importantly, we attempt to avoid many problems in the high yield market. The bankruptcy and default rate has been relatively low, but we avoided some bankruptcies in the auto suppliers market.

Q: WHAT AREAS OF THE FUND CONTRIBUTED TO RELATIVE PERFORMANCE?
A: As for individual bonds, Crompton Chemical Company was a strong contributor to performance. After the company was downgraded, it brought out a new bond issue. In order to have a bank deal in place, the new issues are secured by assets. Prior to the new issue, we bought 30-year Crompton bonds. The bonds rallied, and the company merged with Great Lakes Chemical. The bonds are now going back to investment grade level. At the same time, transportation and media sectors were weak performers.

Q: WHICH HOLDING DETRACTED FROM FUND PERFORMANCE?
A: Anchor Glass was a notable detractor in the portfolio during the period. Its primary customer, Anheiser Busch, has decreased its usage of glass bottles. There have been higher raw material costs, and Anchor Glass has not been able to handle the costs or pass them on as well as previously thought. The company has deteriorated since we bought the position. Technology and telecommunications were primarily contributing sectors.

PERFORMANCE SUMMARY
  DELAWARE DELCHESTER FUND

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Delchester Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns
Through July 31, 2005                                         Lifetime    10 Years    Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 8/20/70)
Excluding Sales Charge                                          7.85%       3.52%        4.21%      12.84%
Including Sales Charge                                          7.70%       2.98%        3.24%       7.76%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                          3.13%       2.88%        3.50%      12.37%
Including Sales Charge                                          3.13%       2.88%        3.30%       8.37%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                          2.61%                    3.49%       12.35%
Including Sales Charge                                          2.61%                    3.49%       11.35%
-----------------------------------------------------------------------------------------------------------

The Fund invests primarily in high yield bonds (commonly known as "junk bonds"), which involve greater risk than investing in higher-quality investment grade bonds.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge. The maximum annual distribution and service fee is 0.60% of average daily net assets, however, as of August 1, 2005, the Distributor has contracted to limit this amount to 0.50% through November 30, 2006. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime (since 8/20/70), 10-year, five-year, and one-year periods ended July 31, 2005 for Delaware Delchester Fund's Institutional Class were +7.98 %, +3.74%, +4.50%, and +13.16%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Delchester Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Delchester Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:                          DETIX

FUND BASICS
As of July 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks total return, and as a secondary objective, high current income.
--------------------------------------------------------------------------------
TOTAL FUND ASSETS:
$348.6 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
180
--------------------------------------------------------------------------------
FUND START DATE:
August 20, 1970
--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Timothy L. Rabe is Senior Vice President/Senior Portfolio Manager of Delaware's high yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DETWX
Class B  DHYBX
Class C  DELCX
--------------------------------------------------------------------------------



PERFORMANCE OF A $10,000 INVESTMENT
July 31, 1995 through July 31, 2005

DELAWARE DELCHESTER FUND PERFORMANCE OF $10,000 INVESTMENT CHART
----------------------------------------------------------------


                     DELAWARE
                 DELCHESTER FUND BEAR STEARNS HIGH YIELD INDEX
       JUL-95        $9,550               $10,000
       JUL-96        $10,324              $10,915
       JUL-97        $12,133              $12,471
       JUL-98        $13,435              $13,468
       JUL-99        $12,407              $13,410
       JUL-00        $10,927              $13,323
       JUL-01        $8,718               $13,172
       JUL-02        $8,025               $12,064
       JUL-03        $10,316              $15,294
       JUL-04        $11,871              $17,343
       JUL-05        $13,395              $19,135


Chart assumes $10,000 invested on July 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Bear Stearns High Yield Index is an unmanaged index that tracks domestic high yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distribution or redemption of Fund shares. An expense limitation was in effect for all classes of Delaware Delchester Fund during periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

                                For the Period February 1, 2005 to July 31, 2005
DISCLOSURE
  OF FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE DELCHESTER FUND
EXPENSE ANALYSIS OF AN INVESTMENT of $1,000

                                                                                                          Expenses
                                                           Beginning    Ending                          Paid During
                                                            Account     Account        Annualized          Period
                                                             Value       Value          Expense          2/1/05 to
                                                             2/1/05     7/31/05          Ratio            7/31/05*
---------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,028.40         1.25%             $6.29
Class B                                                     1,000.00    1,024.80         1.97%              9.89
Class C                                                     1,000.00    1,024.70         1.97%              9.89
Institutional Class                                         1,000.00    1,030.00         0.97%              4.88
---------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,018.60         1.25%             $6.26
Class B                                                     1,000.00    1,015.03         1.97%              9.84
Class C                                                     1,000.00    1,015.03         1.97%              9.84
Institutional Class                                         1,000.00    1,019.98         0.97%              4.86
---------------------------------------------------------------------------------------------------------------------

*"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SECTOR ALLOCATION                                            As of July 31, 2005
  DELAWARE DELCHESTER FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                              PERCENTAGE
SECTOR                                                      OF NET ASSETS
----------------------------------------------------------------------------
COLLATERALIZED BOND OBLIGATIONS                                 0.23%
----------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.77%
----------------------------------------------------------------------------
CORPORATE BONDS                                                91.53%
----------------------------------------------------------------------------
Basic Industry                                                 12.94%
Brokerage                                                       1.47%
Capital Goods                                                   7.43%
Consumer Cyclical                                               5.39%
Consumer Non-Cyclical                                           5.60%
Energy                                                          5.56%
Finance & Investments                                           0.76%
Media                                                          11.61%
Real Estate                                                     1.67%
Services Cyclical                                              11.56%
Services Non-Cyclical                                           5.52%
Technology & Electronics                                        2.58%
Telecommunications                                             11.40%
Utilities                                                       8.04%
----------------------------------------------------------------------------
CONVERTIBLE BONDS                                               0.19%
----------------------------------------------------------------------------
EMERGING MARKET BONDS                                           3.11%
----------------------------------------------------------------------------
COMMON STOCK                                                    0.86%
----------------------------------------------------------------------------
PREFERRED STOCK                                                 0.33%
----------------------------------------------------------------------------
WARRANTS                                                        0.00%
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           0.84%
----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL                                  97.86%
----------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  19.26%
----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              117.12%
----------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (19.26%)
----------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 2.14%
----------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
----------------------------------------------------------------------------

                                                        DELAWARE DELCHESTER FUND
STATEMENT                                               July 31, 2005
  OF NET ASSETS




                                                    Principal        Market
                                                  Amount (U.S.$)  Value (U.S.$)

COLLATERALIZED BOND OBLIGATIONS - 0.23%
=o@#Merrill Lynch CBO VII
     Series 1997-C3A 144A 3.827% 3/23/08            $1,019,249    $   417,908
  =@South Street CBO Series 1999-1A A1
     144A 7.16% 7/1/11                                 374,287        378,030
                                                                  -----------
TOTAL COLLATERALIZED BOND OBLIGATIONS
     (cost $919,107)                                                  795,938
                                                                  -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.77%
   #Meristar Commercial Mortgage Trust
     Series 1999-C1 C 144A 8.29% 3/3/16              2,500,000      2,701,729
                                                                  -----------

TOTAL COMMERCIAL MORTGAGE-BACKED
    SECURITIES (cost $2,787,305)                                    2,701,729
                                                                  -----------

CORPORATE BONDS - 91.53%
    Basic Industry - 12.94%
    Abitibi-Consolidated 6.95% 12/15/06              1,916,000      1,963,900
    Bowater 9.50% 10/15/12                           3,600,000      4,085,999
    Fort James 7.75% 11/15/23                        2,880,000      3,283,200
  *#Huntsman International 144A
     7.375% 1/1/15                                   1,895,000      1,932,900
    MDP Acquisitions 9.625% 10/1/12                  2,370,000      2,405,550
   *Nalco Holdings 8.875% 11/15/13                   1,550,000      1,697,250
   #NewPage 144A 10.00% 5/1/12                       1,140,000      1,162,800
    Norske Skog Canada 8.625% 6/15/11                3,595,000      3,738,800
  *#Novelis 144A 7.25% 2/15/15                       2,225,000      2,286,188
   #Port Townsend Paper 144A 12.00% 4/15/11          2,730,000      2,388,750
    Potlatch 12.50% 12/1/09                          2,545,000      3,121,262
    Rhodia
     *8.875% 6/1/11                                  2,135,000      2,081,625
     *10.25% 6/1/10                                  1,390,000      1,504,675
    Smurfit Capital Funding 7.50% 11/20/25           2,900,000      2,726,000
 *++Solutia 6.72% 10/15/37                           4,045,000      3,327,013
    Stone Container 9.75% 2/1/11                     3,235,000      3,416,969
    Tembec Industries 8.625% 6/30/09                 2,500,000      2,131,250
    Witco
     *6.875% 2/1/26                                  1,520,000      1,512,400
      7.75% 4/1/23                                     350,000        355,250
                                                                  -----------
                                                                   45,121,781
                                                                  -----------
Brokerage - 1.47%
   *E Trade Financial 8.00% 6/15/11                  2,945,000      3,143,788
    LaBranche & Company 11.00% 5/15/12               1,770,000      1,973,550
                                                                  -----------
                                                                    5,117,338
                                                                  -----------
Capital Goods - 7.43%
    Anchor Glass 11.00% 2/15/13                      2,055,000      1,274,100
   *Armor Holdings 8.25% 8/15/13                     2,545,000      2,767,688
  *#Graham Packaging 144A 9.875% 10/15/14            2,395,000      2,478,825
    Interface 10.375% 2/1/10                         2,470,000      2,754,050
    Interline Brands 11.50% 5/15/11                  2,721,000      3,033,914
    Intertape Polymer 8.50% 8/1/14                   2,000,000      1,970,320
   !Mueller Holdings 14.75% 4/15/14                  3,310,000      2,432,850
    Nortek 8.50% 9/1/14                                885,000        866,194
  *#Park-Ohio Industries 144A
     8.375% 11/15/14                                 1,345,000      1,271,025
   *Pliant 11.125% 9/1/09                            3,000,000      2,910,000
    Radnor Holdings
     o10.364% 4/15/09                                1,390,000      1,386,525
      11.00% 3/15/10                                 1,375,000        928,125
    Trimas 9.875% 6/15/12                            2,125,000      1,827,500
                                                                  -----------
                                                                   25,901,116
                                                                  -----------

                                                    Principal       Market
                                                  Amount (U.S.$) Value (U.S.$)


CORPORATE BONDS (continued)
Consumer Cyclical - 5.39%
 *Accuride 8.50% 2/1/15                             $2,425,000    $ 2,528,062
 *Advanced Accessory Systems
    10.75% 6/15/11                                   1,095,000        914,325
++Avado Brands 9.75% 6/1/06                          1,540,000         69,300
*#Carrols 144A 9.00% 1/15/13                         1,630,000      1,699,275
 *Dana 5.85% 1/15/15                                 1,035,000        936,729
 @Delphi Corporate Bank Loan 9.91% 6/13/11           1,250,000      1,295,313
 *Denny's 10.00% 10/1/12                               400,000        430,000
  Landry's Restaurant 7.50% 12/15/14                 2,550,000      2,534,062
*#Metaldyne 144A 10.00% 11/1/13                      1,280,000      1,132,800
  O'Charleys 9.00% 11/1/13                           2,300,000      2,501,250
  Perkins Family Restaurants
    10.125% 12/15/07                                 1,025,000      1,044,219
*#Uno Restaurant 144A 10.00% 2/15/11                 1,300,000      1,261,000
++Venture Holdings 12.00% 6/1/09                     3,465,000          4,331
 *Visteon 8.25% 8/1/10                                 525,000        509,250
 *Warnaco 8.875% 6/15/13                             1,735,000      1,917,175
                                                                  -----------
                                                                   18,777,091
                                                                  -----------
Consumer Non-Cyclical - 5.60%
 #Commonwealth Brands 144A
    10.625% 9/1/08                                   3,030,000      3,219,374
 *Constellation Brands 8.125% 1/15/12                1,375,000      1,478,125
  Cott Beverages 8.00% 12/15/11                        935,000        995,775
  Great Atlantic & Pacific Tea 7.75% 4/15/07         1,370,000      1,436,788
 #Le-Natures 144A 10.00% 6/15/13                     3,000,000      3,165,000
 *National Beef Packing 10.50% 8/1/11                2,115,000      2,263,050
  Pilgrim's Pride 9.625% 9/15/11                     1,015,000      1,111,425
 *Pinnacle Foods 8.25% 12/1/13                       1,175,000      1,075,125
 *True Temper Sports 8.375% 9/15/11                  2,380,000      2,225,300
 #Warner Chilcott 144A 8.75% 2/1/15                  2,575,000      2,555,688
                                                                  -----------
                                                                   19,525,650
                                                                  -----------
Energy - 5.56%
 *Bluewater Finance 10.25% 2/15/12                   1,600,000      1,736,000
 #Chesapeake Energy 144A 6.625% 1/15/16              1,040,000      1,079,000
  El Paso Natural Gas 7.625% 8/1/10                  1,350,000      1,427,904
  El Paso Production Holding 7.75% 6/1/13            2,400,000      2,559,000
@#Geophysique 144A 7.50% 5/15/15                       775,000        813,750
 #Hilcorp Energy 144A 10.50% 9/1/10                  2,135,000      2,380,525
 #Inergy Finance 144A 6.875% 12/15/14                1,595,000      1,571,075
  Petroleum Geo-Services
    8.00% 11/5/06                                      388,047        396,778
    10.00% 11/5/10                                   2,710,267      3,076,153
 oSecunda International 11.599% 9/1/12               1,545,000      1,537,275
  Tennessee Gas Pipeline 8.375% 6/15/32              1,265,000      1,507,727
  Whiting Petro 7.25% 5/1/13                         1,270,000      1,289,050
                                                                  -----------
                                                                   19,374,237
                                                                  -----------
Finance & Investments  - 0.76%
 #FTI Consulting 144A 7.875% 6/15/13                 2,600,000      2,655,250
                                                                  -----------
                                                                    2,655,250
                                                                  -----------
Media - 11.61%
*JAdelphia Communications
    8.125% 7/15/06                                   3,300,000      2,854,500
 *American Media Operation 10.25% 5/1/09             1,100,000      1,119,250
  Cenveo 9.625% 3/15/12                              1,850,000      2,007,250
 #Charter Communications 144A
    5.875% 11/16/09                                  1,080,000        780,300
 *Charter Communications Holdings
    10.75% 10/1/09                                   6,150,000      5,073,750

                                                        DELAWARE DELCHESTER FUND
STATEMENT
  OF NET ASSETS (CONTINUED)



                                                     Principal      Market
                                                   Amount (U.S.$) Value (U.S.$)

CORPORATE BONDS (continued)
Media (continued)
  CSC Holdings
     8.125% 7/15/09                                 $  915,000    $   947,025
    *8.125% 8/15/09                                  1,000,000      1,035,000
    *10.50% 5/15/16                                  2,245,000      2,452,663
  Insight Midwest 10.50% 11/1/10                     6,085,000      6,480,524
 *Lodgenet Entertainment 9.50% 6/15/13               2,770,000      3,033,150
 *Mediacom Capital 9.50% 1/15/13                     3,635,000      3,734,963
  Nextmedia Operating 10.75% 7/1/11                  1,700,000      1,863,625
  Rogers Cablesystems 11.00% 12/1/15                 1,565,000      1,690,200
  Sheridan Acquisition 10.25% 8/15/11                1,525,000      1,603,156
  Warner Music Group 7.375% 4/15/14                  2,130,000      2,209,875
  XM Satellite Radio
    *12.00% 6/15/10                                  1,900,000      2,173,125
    *14.00% 3/15/10                                  1,325,000      1,431,000
                                                                  -----------
                                                                   40,489,356
                                                                  -----------
  Real Estate - 1.67%
 #America Real Estate Partners 144A
    7.125% 2/15/13                                   1,645,000      1,677,900
  BF Saul REIT 7.50% 3/1/14                          1,515,000      1,575,600
  Tanger Properties 9.125% 2/15/08                   2,385,000      2,575,800
                                                                  -----------
                                                                    5,829,300
                                                                  -----------
Services Cyclical - 11.56%
 *Adesa 7.625% 6/15/12                               1,370,000      1,404,250
  Ameristar Casinos 10.75% 2/15/09                   1,185,000      1,288,688
 #Ashtead Holdings 144A 8.625% 8/1/15                  975,000      1,014,000
  Boyd Gaming 9.25% 8/1/09                             146,000        153,483
 #CCM Merger Motor 144A 8.00% 8/1/13                 1,500,000      1,535,625
  Corrections Corporation of America
    7.50% 5/1/11                                     2,325,000      2,423,813
  Foster Wheeler 10.359% 9/15/11                     1,462,500      1,594,125
  Gaylord Entertainment 6.75% 11/15/14                 975,000        975,000
!#H-Lines Finance Holding 144A
    11.00% 4/1/13                                    3,760,000      3,045,599
 #Horizon Lines 144A 9.00% 11/1/12                   1,075,000      1,158,313
  Kansas City Southern Railway
    9.50% 10/1/08                                    2,275,000      2,485,438
 #Knowledge Learning 144A 7.75% 2/1/15               1,425,000      1,375,125
  Mandalay Resort Group 10.25% 8/1/07                  200,000        219,500
  MGM MIRAGE 9.75% 6/1/07                              600,000        650,250
 *OMI 7.625% 12/1/13                                 2,745,000      2,810,193
  Penn National Gaming 8.875% 3/15/10                5,110,000      5,474,087
 *Royal Caribbean Cruises 7.25% 3/15/18              2,260,000      2,486,000
  Seabulk International 9.50% 8/15/13                2,005,000      2,273,169
  Stena 9.625% 12/1/12                               1,845,000      2,041,031
 !Town Sports International 11.00% 2/1/14            1,890,000      1,313,550
  Ultrapetrol 9.00% 11/24/14                         1,475,000      1,316,438
 *Wheeling Island Gaming
    10.125% 12/15/09                                 3,075,000      3,274,874
                                                                  -----------
                                                                   40,312,551
                                                                  -----------
Services Non-Cyclical - 5.52%
  Aleris International 9.00% 11/15/14                1,675,000      1,762,938
  Allied Waste North America 9.25% 9/1/12            2,550,000      2,795,438
  Casella Waste Systems 9.75% 2/1/13                 2,325,000      2,522,625
  Geo Subordinate 11.00% 5/15/12                     2,795,000      2,836,925
  NDCHealth 10.50% 12/1/12                           2,695,000      2,930,813
  US Oncology 10.75% 8/15/14                         3,055,000      3,421,599
  Vanguard Health 9.00% 10/1/14                      2,720,000      2,971,600
                                                                  -----------
                                                                   19,241,938
                                                                  -----------

                                                    Principal       Market
                                                  Amount (U.S.$) Value (U.S.$)

CORPORATE BONDS (continued)
Technology & Electronics - 2.58%
 *#Magnachip Semiconductor 144A
     8.00% 12/15/14                                  $ 2,120,000     $ 2,061,700
   Sanmina-SCI 10.375% 1/15/10                         2,375,000       2,648,124
 *#STATS ChipPAC 144A 7.50% 7/19/10                    1,275,000       1,284,563
  #Sunguard Data 144A
     9.125% 8/15/13                                      550,000         574,063
     10.25% 8/15/15                                    2,330,000       2,426,113
                                                                     -----------
                                                                       8,994,563
                                                                     -----------
Telecommunications - 11.40%
   Alaska Communications Systems
   Holdings 9.875% 8/15/11                             1,987,000       2,175,765
 ++Allegiance Telecom 11.75% 2/15/08                   2,045,000         582,825
   American Cellular 10.00% 8/1/11                     1,230,000       1,294,575
  *American Tower 7.125% 10/15/12                      1,825,000       1,934,500
   Centennial Cellular Operating
     10.125% 6/15/13                                   1,890,000       2,138,063
  *Cincinnati Bell 8.375% 1/15/14                      2,120,000       2,194,200
  #Cincinnati Bell 144A 7.00% 2/15/15                    515,000         515,000
  #Digicel 144A 9.25% 9/1/12                           1,900,000       1,961,750
  !Inmarsat Finance 10.375% 11/15/12                   3,215,000       2,588,075
   iPCS 11.50% 5/1/12                                  1,445,000       1,647,300
  #Iwo Escrow 144A
     o7.349% 1/15/12                                     495,000         507,375
     !10.75% 1/15/15                                     410,000         295,200
   MCI
     6.908% 5/1/07                                     1,272,000       1,291,080
     7.688% 5/1/09                                     1,480,000       1,546,600
  !Panamsat Holding 10.375% 11/1/14                    2,670,000       1,922,400
 o#Qwest 144A 6.671% 6/15/13                           2,030,000       2,131,500
   Qwest Service 13.50% 12/15/10                       1,800,000       2,079,000
   Rural Cellular
     *9.625% 5/15/08                                   1,850,000       1,854,625
     *9.875% 2/1/10                                    1,825,000       1,952,750
 *#Telcordia Technologies 144A
     10.00% 3/15/13                                    2,890,000       2,817,750
   Time Warner 9.75% 7/15/08                             870,000         885,225
 o*US LEC 11.89% 10/1/09                               1,300,000       1,345,500
   US Unwired 10.00% 6/15/12                           1,240,000       1,438,400
  #Valor Telecom Enterprises 144A
     7.75% 2/15/15                                     2,630,000       2,623,425
                                                                     -----------
                                                                      39,722,883
                                                                     -----------
Utilities - 8.04%
  #Allegheny Energy Supply Statutory Trust
     2001 Series B 144A 13.00% 11/15/07                  535,935         588,189
   Avista 9.75% 6/1/08                                 1,970,000       2,206,508
   Calpine
    *7.625% 4/15/06                                      740,000         684,500
     8.25% 8/15/05                                     1,535,000       1,538,838
     10.50% 5/15/06                                      530,000         506,150
 o#Calpine 144A 9.349% 7/15/07                         1,832,600       1,566,873
   CMS Energy 9.875% 10/15/07                          1,517,000       1,672,493
  #Dynegy Holdings 144A 10.125% 7/15/13                1,920,000       2,198,400
   Elwood Energy 8.159% 7/5/26                         2,028,850       2,305,281
   Midwest Generation
     8.30% 7/2/09                                      2,425,000       2,582,625
     8.75% 5/1/34                                      2,670,000       3,003,749
*++Mirant Americas Generation
     7.625% 5/1/06                                     2,295,000       2,656,462
 *#NRG Energy 144A 8.00% 12/15/13                      1,551,000       1,667,325

                                                        DELAWARE DELCHESTER FUND

STATEMENT
  OF NET ASSETS (CONTINUED)

                                                     Principal       Market
                                                   Amount (U.S.$) Value (U.S.$)

CORPORATE BONDS (continued)
Utilities (continued)
    Orion Power Holdings 12.00% 5/1/10              $  1,250,000   $  1,506,250
    PSE&G Energy Holdings 7.75% 4/16/07                1,485,000      1,548,113
   *Reliant Energy 9.50% 7/15/13                       1,590,000      1,776,825
=++#USGen New England 144A
      7.459% 1/2/15                                    1,700,000         12,240
                                                                   ------------
                                                                     28,020,821
                                                                   ------------
TOTAL CORPORATE BONDS (cost $317,898,434)                           319,083,875
                                                                   ------------
CONVERTIBLE BONDS - 0.19%
 *++Mirant 2.50% 6/15/21                                 780,000        672,750
                                                                   ------------
TOTAL CONVERTIBLE BONDS (cost $588,100)                                 672,750
                                                                   ------------
EMERGING MARKET BONDS - 3.11%
    Republic of El Salvador 7.65% 6/15/35              2,940,000      2,969,400
   #Kazkommerts International 144A
      7.00% 11/3/09                                    1,090,000      1,114,525
    Naftogaz Ukrainy 8.125% 9/30/09                    2,500,000      2,628,250
   #Southern Peru 144A 7.50% 7/27/35                   2,175,000      2,159,901
    Venezuela Government 9.375% 1/13/34                1,895,000      1,982,170
                                                                   ------------
TOTAL EMERGING MARKET BONDS
    (cost $10,645,526)                                               10,854,246
                                                                   ------------
                                                     Number of
                                                       Shares
COMMON STOCK - 0.86%
  *+Foster Wheeler                                        59,875      1,383,107
  *+Petroleum Geo-Services ADR                            48,531      1,165,229
  *+XM Satellite Radio Holdings Class A                   12,257        436,717
                                                                   ------------
TOTAL COMMON STOCK (cost $1,259,335)                                  2,985,053
                                                                   ------------
PREFERRED STOCK - 0.33%
    Alamosa Delaware 7.50%                                   960      1,138,440
                                                                   ------------
TOTAL PREFERRED STOCKS (cost $311,520)                                1,138,440
                                                                   ------------
WARRANTS - 0.00%
  +#Horizon PCS 144A, exercise price $5.88,
      expiration date 10/1/10                              7,300              0
  +#Solutia 144A, exercise price $7.59,
      expiration date 7/15/09                              4,410              0
                                                                   ------------
TOTAL WARRANTS (cost $854,063)                                                0
                                                                   ------------
                                                    Principal
                                                   Amount (U.S.$)
REPURCHASE AGREEMENTS - 0.84%
    With BNP Paribas 3.25% 8/1/05
      (dated 7/29/05, to be repurchased at
      $1,715,464, collateralized by $996,000
      U.S. Treasury Bills due 1/5/06,
      market value $980,571 and $782,000
      U.S. Treasury Bills due 1/19/06,
      market value $769,013)                        $  1,715,000      1,715,000

                                            Principal       Market
                                          Amount (U.S.$)  Value (U.S.$)


REPURCHASE AGREEMENTS (continued)
 With UBS Warburg 3.23% 8/1/05
  (dated 7/29/05, to be repurchased at
  $1,204,324, collateralized by $812,000
  U.S. Treasury Notes 2.00% due 8/31/05,
  market value $817,472 and $415,000
  U.S. Treasury Notes 2.50% due 9/30/06,
  market value $412,023)                   $  1,204,000   $  1,204,000
                                                          ------------
TOTAL REPURCHASE AGREEMENTS
 (cost $2,919,000)                                           2,919,000
                                                          ------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
 SECURITIES LENDING COLLATERAL - 97.86%
 (cost $338,182,390)                                       341,151,031
                                                          ------------
SECURITIES LENDING COLLATERAL** - 19.26%
Short-Term Investments
 Abbey National 3.59% 1/13/06                 1,366,856      1,367,363
 Australia New Zealand 3.44% 8/29/06          1,847,284      1,847,284
 Bank of New York
   3.29% 10/28/05                               923,661        923,656
   3.32% 4/4/06                               1,478,114      1,477,827
 Bank of the West 3.32% 3/2/06                1,847,415      1,847,284
 Bayerische Landesbank 3.45% 8/25/06          1,846,796      1,847,284
 Bear Stearns
   3.40% 1/30/06                              2,032,012      2,032,012
   3.60% 1/17/06                                369,458        369,582
 Beta Finance 3.33% 4/18/06                   1,847,267      1,847,145
 Calyon 3.77% 12/30/05                        1,299,235      1,297,708
 CDC Financial Product 3.41% 8/29/05          2,401,469      2,401,469
 Citigroup Global Markets
   3.35% 8/1/05                              14,182,061     14,182,061
   3.38% 8/5/05                               2,401,469      2,401,469
 Credit Swiss First Boston New York
   3.38% 4/18/06                              1,995,340      1,995,067
   3.49% 12/29/05                               387,946        387,945
 Deutsche Bank 3.76% 12/27/05                   554,253        554,254
 Goldman Sachs 3.45% 7/31/06                  2,031,953      2,031,953
 Lehman Holdings 3.39% 12/23/05               1,847,373      1,848,391
 Marshall & Ilsley Bank 3.44% 12/29/05        1,847,802      1,847,340
 Merrill Lynch Mortgage Capital
   3.41% 8/12/05                              2,401,469      2,401,469
 Morgan Stanley
   3.49% 7/31/06                              2,032,012      2,032,012
   3.51% 8/15/05                                369,449        369,457
 National City Bank Cleveland
   3.31% 1/23/06                              2,105,982      2,105,980
 Nordea Bank Norge ASA 3.37% 8/29/06          1,847,552      1,847,284
 Pfizer 3.30% 8/29/06                         1,773,343      1,773,393
 Proctor & Gamble 3.34% 8/29/06               1,847,317      1,847,284
 Royal Bank of Scotland 3.40% 8/29/06         1,847,445      1,847,284
 Sigma Finance
   3.31% 9/30/05                              1,736,194      1,736,339
   3.33% 3/16/06                                555,147        555,209
 Sun Trust Bank 3.34% 8/5/05                    923,592        923,591
 Wal-Mart Funding 3.33% 8/22/05               1,656,335      1,653,078
 Washington Mutual Bank 3.49% 9/19/05         1,847,302      1,847,284
 Wells Fargo 3.36% 8/29/06                    1,846,833      1,847,284
 Wilmington Trust Company 3.25% 8/9/05        1,847,331      1,847,299
                                                          ------------
TOTAL SECURITIES LENDING COLLATERAL
 (cost $67,141,341)                                         67,141,341
                                                          ------------

                                                        DELAWARE DELCHESTER FUND
STATEMENT
  OF NET ASSETS (CONTINUED)


TOTAL MARKET VALUE OF SECURITIES - 117.12%
 (cost $405,323,731)                                            $408,292,372***
OBLIGATION TO RETURN SECURITIES LENDING
 COLLATERAL - (19.26%)**                                         (67,141,341)
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 2.14%                                        7,476,934
                                                                ------------
NET ASSETS APPLICABLE TO 104,895,202
 SHARES OUTSTANDING - 100.00%                                   $348,627,965
                                                                ------------

Net Asset Value - Delaware Delchester Fund Class A
 ($269,001,702 / 80,967,003 Shares)                                    $3.32
                                                                       -----
Net Asset Value - Delaware Delchester Fund Class B
 ($45,973,290 / 13,813,048 Shares)                                     $3.33
                                                                       -----
Net Asset Value - Delaware Delchester Fund Class C
 ($16,270,797 / 4,883,966 Shares)                                      $3.33
                                                                       -----
Net Asset Value - Delaware Delchester Fund Institutional Class
 ($17,382,176 / 5,231,185 Shares)                                      $3.32
                                                                       -----

COMPONENTS OF NET ASSETS AT JULY 31, 2005:
Shares of beneficial interest
 (unlimited authorization - no par)                              $985,787,925
Undistributed net investment income                                  12,265
Accumulated net realized loss on investments                    (640,140,866)
Net unrealized appreciation of investments                         2,968,641
                                                                ------------
Total net assets                                                $348,627,965
                                                                ------------

  #Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note 8 in "Notes to Financial Statements."
  !Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
  *Fully or partially on loan.
 **See note 7 in "Notes to Financial Statements."
***Includes $66,041,631 of securities loaned.
  oVariable rate securities. The interest rate shown is the rate as of
   July 31, 2005.
  +Non-income producing security for the year ended July 31, 2005.
 ++Non-income producing security. Security is currently in default.
  JSecurity is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in the process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.
  @Illiquid security. See Note 8 in "Notes to Financial Statements." At July 31,
   2005, 4 securities were deemed illiquid which represented 0.83% of the Fund's net assets.
  =Security is being fair valued in accordance with the Fund's fair valuation policy.
   See Note 1 in "Notes to Financial Statements." At July 31, 2005, 3 securities were fair valued which represented 0.23% of the Fund's net assets.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
CBO - Collateralized Bond Obligation
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE DELCHESTER FUND
Net asset value Class A (A)                                            $3.32
Sales charge (4.50% of offering price) (B)                              0.16
                                                                    --------
Offering price                                                         $3.48
                                                                    --------

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENT                                               DELAWARE DELCHESTER FUND
   OF ASSETS AND LIABILITIES                            July 31, 2005




ASSETS:
  Investments at market (including $66,041,631 of securities loaned)                         $ 341,151,031
  Short-term investments held as collateral for loaned securities                               67,141,341
  Receivables for securities sold                                                               13,290,924
  Dividends and interest receivable                                                              7,004,751
  Subscriptions receivable                                                                         609,893
  Other assets                                                                                      13,181
                                                                                            --------------
  Total assets                                                                                 429,211,121
                                                                                            --------------

LIABILITIES:
  Cash overdraft                                                                                   440,546
  Obligations to return securities lending collateral                                           67,141,341
  Payables for securities purchased                                                             11,237,318
  Liquidations payable                                                                             656,948
  Distributions payable                                                                            544,106
  Due to manager and affiliates                                                                    409,902
  Other accrued expenses                                                                           152,995
                                                                                              ------------
  Total liabilities                                                                             80,583,156
                                                                                              ------------

Total net assets                                                                              $348,627,965
                                                                                              ============

Investments at cost                                                                           $405,323,731
                                                                                              ============

See accompanying notes

STATEMENT                                               DELAWARE DELCHESTER FUND
   OF OPERATIONS                                        Year Ended July 31, 2005

INVESTMENT INCOME:
   Interest                                                            $ 30,578,770
   Securities lending income                                                182,870
   Dividends                                                                 69,752    $ 30,831,392
                                                                       ------------    ------------

EXPENSES:
   Management fees                                                        2,323,760
   Distribution expenses -- Class A                                         751,567
   Distribution expenses -- Class B                                         561,020
   Distribution expenses -- Class C                                         163,614
   Dividend disbursing and transfer agent fees and expenses                 742,783
   Reports and statements to shareholders                                   175,459
   Accounting and administration expenses                                   121,681
   Registration fees                                                         72,101
   Legal and professional fees                                               45,217
   Insurance fees                                                            22,268
   Trustees' fees                                                            15,309
   Custodian fees                                                            13,368
   Pricing fees                                                               9,968
   Other                                                                      8,042       5,026,157
                                                                       ------------
   Less expenses absorbed or waived                                                         (72,573)
                                                                                       ------------
   Total expenses                                                                         4,953,584
                                                                                       ------------
NET INVESTMENT INCOME                                                                    25,877,808
                                                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                      20,059,634
   Net change in unrealized appreciation/depreciation of investments                       (800,316)
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                          19,259,318
                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $ 45,137,126
                                                                                       ============

See accompanying notes

STATEMENTS                                              DELAWARE DELCHESTER FUND
   OF CHANGES IN NET ASSETS





                                                                       Year Ended
                                                                7/31/05          7/31/04

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                    $  25,877,808    $  30,612,016
   Net realized gain on investments                            20,059,634       21,528,942
   Net change in unrealized appreciation/depreciation
    of investments                                               (800,316)       1,059,974
                                                            -------------    -------------
   Net increase in net assets resulting from operations        45,137,126       53,200,932
                                                            -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class A                                                  (20,606,367)     (22,907,885)
     Class B                                                   (3,987,176)      (5,672,255)
     Class C                                                   (1,157,169)      (1,204,004)
     Institutional Class                                       (1,745,099)      (1,514,807)
                                                            -------------    -------------
                                                              (27,495,811)     (31,298,951)
                                                            -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
     Class A                                                   86,807,210      130,035,518
     Class B                                                    6,503,838        7,155,198
     Class C                                                    7,835,958        4,062,371
     Institutional Class                                       14,999,421       11,258,186

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
     Class A                                                   11,323,524       12,378,061
     Class B                                                    1,773,712        2,354,067
     Class C                                                      674,100          705,346
     Institutional Class                                        1,588,434        1,417,860
                                                            -------------    -------------
                                                              131,506,197      169,366,607
                                                            -------------    -------------
Cost of shares repurchased:
     Class A                                                 (106,102,348)    (148,137,428)
     Class B                                                  (27,460,989)     (34,045,772)
     Class C                                                   (8,397,656)      (7,193,002)
     Institutional Class                                      (19,126,027)     (11,896,692)
                                                            -------------    -------------
                                                             (161,087,020)    (201,272,894)
                                                            -------------    -------------
Decrease in net assets derived from capital share
 transactions                                                 (29,580,823)     (31,906,287)
                                                            -------------    -------------
NET DECREASE IN NET ASSETS                                    (11,939,508)     (10,004,306)

NET ASSETS:
   Beginning of year                                          360,567,473      370,571,779
                                                            -------------    -------------
   End of year (including undistributed net
     investment income of $12,265 and $180, respectively)   $ 348,627,965    $ 360,567,473
                                                            =============    =============

                See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Delchester Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.000       $2.580      $3.110       $4.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.243       0.258        0.303       0.317        0.432
Net realized and unrealized gain (loss) on investments          0.155       0.186        0.399      (0.543)      (1.276)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.398       0.444        0.702      (0.226)      (0.844)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.258)     (0.264)      (0.282)     (0.304)      (0.436)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.258)     (0.264)      (0.282)     (0.304)      (0.436)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $3.320      $3.180       $3.000      $2.580       $3.110
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                12.84%      15.22%       28.67%      (7.94%)     (20.22%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $269,002    $263,960     $253,966    $188,736     $278,975
Ratio of expenses to average net assets                         1.25%       1.34%        1.47%       1.32%        1.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.27%       1.34%        1.47%       1.32%        1.33%
Ratio of net investment income to average net assets            7.36%       8.19%       10.93%      10.76%       11.63%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      7.34%       8.19%       10.93%      10.76%       11.55%
Portfolio turnover                                               254%        674%         788%        441%         294%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Delchester Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.010       $2.590      $3.120       $4.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.219       0.236        0.283       0.295        0.405
Net realized and unrealized gain (loss) on investments          0.165       0.176        0.399      (0.543)      (1.270)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.384       0.412        0.682      (0.248)      (0.865)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.234)     (0.242)      (0.262)     (0.282)      (0.405)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.234)     (0.242)      (0.262)     (0.282)      (0.405)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $3.330      $3.180       $3.010      $2.590       $3.120
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                12.37%      14.02%       27.68%      (8.28%)     (20.85%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $45,973     $62,243      $82,345     $79,507     $118,235
Ratio of expenses to average net assets                         1.97%       2.06%        2.19%       2.04%        1.98%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.99%       2.06%        2.19%       2.04%        2.06%
Ratio of net investment income to average net assets            6.64%       7.48%       10.21%      10.04%       10.90%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      6.62%       7.48%       10.21%      10.04%       10.82%
Portfolio turnover                                               254%        674%         788%        441%         294%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Delchester Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.010       $2.590      $3.120       $4.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.219       0.235        0.283       0.295        0.405
Net realized and unrealized gain (loss) on investments          0.165       0.176        0.399      (0.543)      (1.270)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.384       0.411        0.682      (0.248)      (0.865)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.234)     (0.241)      (0.262)     (0.282)      (0.405)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.234)     (0.241)      (0.262)     (0.282)      (0.405)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $3.330      $3.180       $3.010      $2.590       $3.120
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                12.35%      14.00%       27.68%      (8.28%)     (20.85%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $16,271     $15,337      $16,965     $11,176      $16,841
Ratio of expenses to average net assets                         1.97%       2.06%        2.19%       2.04%        1.98%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.99%       2.06%        2.19%       2.04%        2.06%
Ratio of net investment income to average net assets            6.64%       7.48%       10.21%      10.04%       10.90%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      6.62%       7.48%       10.21%      10.04%       10.82%
Portfolio turnover                                               254%        674%         788%        441%         294%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Delchester Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $3.180      $3.000       $2.590      $3.110       $4.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.252       0.267        0.311       0.325        0.442
Net realized and unrealized gain (loss) on investments          0.155       0.186        0.389      (0.533)      (1.277)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.407       0.453        0.700      (0.208)      (0.835)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.267)     (0.273)      (0.290)     (0.312)      (0.445)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.267)     (0.273)      (0.290)     (0.312)      (0.445)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $3.320      $3.180       $3.000      $2.590       $3.110
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                13.16%      15.17%       29.46%      (7.69%)     (19.98%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $17,382     $19,027      $17,296     $10,542      $20,112
Ratio of expenses to average net assets                         0.97%       1.06%        1.19%       1.04%        0.98%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      0.99%       1.06%        1.19%       1.04%        1.06%
Ratio of net investment income to average net assets            7.64%       8.48%       11.21%      11.04%       11.90%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      7.62%       8.48%       11.21%      11.04%       11.82%
Portfolio turnover                                               254%        674%         788%        441%         294%

(1) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.019, a decrease in net realized and unrealized gain (loss) per share of $0.019, and an increase in the ratio of net investment income to average net assets of 0.65%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                              DELAWARE DELCHESTER FUND
   TO FINANCIAL STATEMENTS                         July 31, 2005

Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of July 31, 2005, Class R has not commenced operations.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended July 31, 2005.

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective December 1, 2004, DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.91% of average daily net assets until such time as the waiver is discontinued.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective June 1, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets, for accounting and administration services. Prior to June 1, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

NOTES                                                  DELAWARE DELCHESTER FUND
   TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

At July 31, 2005, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC                           $201,023

Dividend disbursing, transfer agent, accounting and
 administration fees and other expenses payable to DSC                74,440

Other expenses payable to DMC and affiliates*                        134,439

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended July 31, 2005, Delaware Delchester Fund was charged $17,161 for internal legal services provided by DMC.

For the year ended July 31, 2005, DDLP earned $25,841 for commissions on sales of the Fund's Class A shares. For the year ended July 31, 2005, DDLP received gross contingent deferred sales charge commissions of $3,434, $129,150 and $1,773 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended July 31, 2005, the Fund made purchases of $867,450,025 and sales of $896,772,098 of investment securities other than short-term investments.

At July 31, 2005, the cost of investments for federal income tax purposes was $406,407,201. At July 31, 2005, the net unrealized appreciation was $1,885,171, of which $12,233,958 related to unrealized appreciation of investments and $10,348,787 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                             Year Ended
                                                        7/31/05       7/31/04
                                                       --------      --------

Ordinary income                                       $27,495,811   $31,298,951

As of July 31, 2005, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                    $985,787,925
Undistributed ordinary income                                          12,265
Capital loss carryforwards                                       (639,057,396)
Unrealized appreciation of investments                              1,885,171
                                                               --------------
Net assets                                                       $348,627,965
                                                               ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $19,592,828 was utilized in 2005. Capital loss carryforwards remaining at 2005 will expire as follows:
$123,490,311 expires in 2008, $284,053,994 expires in 2009, $211,481,773 expires in 2010 and $20,031,318 expires in 2011.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2005, the Fund recorded the following reclassifications:

Undistributed net investment income                                 $1,630,088

Accumulated net realized gain (loss)                                (1,630,088)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                             Year Ended
                                                         7/31/05     7/31/04
Shares sold:
   Class A                                             26,432,120   41,696,485
   Class B                                              1,990,820    2,274,517
   Class C                                              2,375,096    1,287,816
   Institutional Class                                  4,523,623    3,599,182

Shares issued upon reinvestment of dividends
 and distributions:
   Class A                                              3,431,877    3,925,687
   Class B                                                536,838      746,179
   Class C                                                203,703      223,333
   Institutional Class                                    480,197      449,585
                                                      -----------  -----------
                                                       39,974,274   54,202,784
                                                      -----------  -----------
Shares repurchased:
   Class A                                            (32,008,734) (47,077,813)
   Class B                                             (8,276,203) (10,821,825)
   Class C                                             (2,512,311)  (2,330,037)
   Institutional Class                                 (5,762,194)  (3,815,956)
                                                      -----------  -----------
                                                      (48,559,442) (64,045,631)
                                                      -----------  -----------
Net decrease                                           (8,585,168)  (9,842,847)
                                                      ===========  ===========

For the years ended July 31, 2005 and 2004, 2,838,347 Class B shares were converted to 2,844,669 Class A shares valued at $9,448,878 and 2,758,691 Class B shares were converted to 2,767,448 Class A shares valued at $8,719,166, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2005, or at any time during the fiscal year.

NOTES                                                  DELAWARE DELCHESTER FUND
    TO FINANCIAL STATEMENTS (CONTINUED)

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At July 31, 2005, the market value of securities on loan was $66,041,631, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral".

8. CREDIT AND MARKET RISK
The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At July 31, 2005, Rule 144A securities represented approximately 21.02% of total net assets. Rule 144A securities comprising 0.83% of total net assets have been determined to be illiquid securities under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to the investment advisor the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Illiquid securities have been denoted on the Statement of Net Assets.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. For the fiscal year ended July 31, 2005, the Fund designates distributions paid during the year as follows:

        (A)                     (B)
     Long-Term                Ordinary
   Capital Gains              Income              Total
   Distributions           Distributions      Distributions
    (Tax Basis)             (Tax Basis)        (Tax Basis)
------------------        --------------      ---------------
        --                     100%                100%

(A) and (B) are based on a percentage of the Fund's total distributions.

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Delchester Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (one of the series constituting Delaware Group Income Funds) (the "Fund") as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Delchester Fund of Delaware Group Income Funds at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.




                                                 Ernst & Young LLP


Philadelphia, Pennsylvania
September 16, 2005

OTHER                                                 DELAWARE DELCHESTER FUND
     FUND INFORMATION

PROXY RESULTS

The shareholders of Delaware Delchester Fund voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

 1. To elect a Board of Trustees for the Trust.

                                                                            Shares Voted
                                                   Shares Voted For       Withheld Authority
                                                   ----------------      --------------------
Thomas L. Bennett                                      65,900,396           2,392,998
Jude T. Driscoll                                       65,946,646           2,346,748
John A. Fry                                            65,940,963           2,352,430
Anthony D. Knerr                                       65,923,518           2,369,875
Lucinda S. Landreth                                    65,893,489           2,399,904
Ann R. Leven                                           65,911,121           2,382,272
Thomas F. Madison                                      65,919,267           2,374,126
Janet L. Yeomans                                       65,934,937           2,358,456
J. Richard Zecher                                      65,893,078           2,400,315

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Fund will be able to hire and replace subadvisers without shareholder approval.

                                                          For        Against      Abstain     Broker Non-Votes
                                                         -----      ---------     -------     ----------------
Delaware Delchester Fund                               51,547,459   3,713,489    3,075,567       9,956,879


BOARD CONSIDERATION OF DELAWARE DELCHESTER FUND INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Delchester Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

OTHER                                                DELAWARE DELCHESTER FUND
   FUND INFORMATION (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the five and 10 year periods was in the fourth quartile. The Board noted that the Fund's performance results were mixed. However, given the strong recent returns, which were achieved by the current portfolio manager, the Board was satisfied with such performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments(R) funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered waivers in place until such time as the waiver is discontinued and recent initiatives implemented by management, such as changes to the record keeping platform for retirement accounts, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

OTHER                                                DELAWARE DELCHESTER FUND
    FUND INFORMATION (CONTINUED)

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments(R) Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF              OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                           POSITION(S)                                                       COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND           HELD WITH         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)         BY TRUSTEE             TRUSTEE
   BIRTHDATE                  FUND(S)             SERVED          DURING PAST 5 YEARS           OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        5 Years - Executive   Since August 2000, Mr.           92                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
 Philadelphia, PA       Executive Officer                            various executive
   19103                  and Trustee        1 Year - Trustee     capacities at different
                                                                    times at Delaware
March 10, 1963                                                         Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT          Trustee               Since             Private Investor -             92                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
    19103                                                          Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                               (January 1984 - March 2004)

   JOHN A. FRY              Trustee               4 Years         President - Franklin &           92           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
 Philadelphia, PA                                               (June 2002 - Present)
     19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)

 ANTHONY D. KNERR           Trustee              12 Years       Founder/Managing Director          92                   None
2005 Market Street                                                  - Anthony Knerr &
 Philadelphia, PA                                                  Associates (Strategic
      19103                                                              Consulting)
                                                                      (1990 - Present)
December 7, 1938

LUCINDA S. LANDRETH         Trustee               Since         Chief Investment Officer -         92                   None
 2005 Market Street                           March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
    19103                                                           (2002 - 2004)

June 24, 1947

  ANN R. LEVEN              Trustee              16 Years         Treasurer/Chief Fiscal           92            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
 Philadelphia, PA                                                     Gallery of Art                                Chairperson -
    19103                                                             (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.

                                                                                                 NUMBER OF              OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                           POSITION(S)                                                       COMPLEX OVERSEEN         HELD BY
NAME, ADDRESS AND           HELD WITH         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)         BY TRUSTEE             TRUSTEE
   BIRTHDATE                 FUND(S)              SERVED          DURING PAST 5 YEARS           OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                      Director and Audit
                                                                 (January 1993 - Present)                       Committee Member-
                                                                                                                CenterPoint Energy
February 25, 1936
                                                                                                                 Director and Audit
                                                                                                                 Committee Member-
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member-
                                                                                                                 Rimage Corporation

                                                                                                                Director -  Valmont
                                                                                                                 Industries Inc.

 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            92                None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.

J. RICHARD ZECHER            Trustee              Since                  Founder -                   92           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
      19103                                                         (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments.

 August 18, 1962

RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(3)
2005 Market Street      President, Chief                        various executive capacities
 Philadelphia, PA      Legal Officer and                          at different times at
     19103                 Secretary                                Delaware Investments.

November 26, 1957

 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA           Treasurer                              at different times at
     19103                                                          Delaware Investments.

June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                           AFFILIATED OFFICERS                      CONTACT INFORMATION

JUDE T. DRISCOLL                            MICHAEL P. BISHOF                        INVESTMENT MANAGER
Chairman                                    Senior Vice President and                Delaware Management Company,
Delaware Investments Family of Funds        Chief Financial Officer                  a Series of Delaware Management Business Trust
Philadelphia, PA                            Delaware Investments Family of Funds     Philadelphia, PA
                                            Philadelphia, PA
THOMAS L. BENNETT                                                                    NATIONAL DISTRIBUTOR
Private Investor                            RICHELLE S. MAESTRO                      Delaware Distributors, L.P.
Rosemont, PA                                Executive Vice President,                Philadelphia, PA
                                            Chief Legal Officer and Secretary
JOHN A. FRY                                 Delaware Investments Family of Funds     SHAREHOLDER SERVICING, DIVIDEND
President                                   Philadelphia, PA                         DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                          Delaware Service Company, Inc.
Lancaster, PA                               JOHN J. O'CONNOR                         2005 Market Street
                                            Senior Vice President and Treasurer      Philadelphia, PA 19103-7094
ANTHONY D. KNERR                            Delaware Investments Family of Funds
Managing Director                           Philadelphia, PA                         FOR SHAREHOLDERS
Anthony Knerr & Associates                                                           800 523-1918
New York, NY                                                                         For Securities Dealers and Financial
                                                                                     Institutions Representatives Only
LUCINDA S. LANDRETH                                                                  800 362-7500
Former Chief Investment Officer
Assurant, Inc.                                                                       WEB SITE
Philadelphia, PA                                                                     www.delawareinvestments.com

ANN R. LEVEN                                                                         Delaware Investments is the marketing name for
Former Treasurer/Chief Fiscal Officer                                                Delaware Management Holdings, Inc. and
National Gallery of Art                                                              its subsidiaries.
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------



(9664)                                                        Printed in the USA
AR-024 [7/05] IVES 9/05                                     MF-05-08-018 PO10382

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

FIXED INCOME



ANNUAL REPORT JULY 31, 2005
--------------------------------------------------------------------------------
              DELAWARE HIGH-YIELD OPPORTUNITIES FUND










[LOGO] POWERED BY RESEARCH(R)

TABLE
OF CONTENTS


-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     4
-----------------------------------------------------------------
SECTOR ALLOCATION                                               5
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       6

  Statement of Assets and Liabilities                          10

  Statement of Operations                                      11

  Statements of Changes in Net Assets                          12

  Financial Highlights                                         13

  Notes to Financial Statements                                18
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      21
-----------------------------------------------------------------
OTHER FUND INFORMATION                                         22
-----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                       24
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  MANAGEMENT REVIEW                       August 8, 2005

FUND MANAGER

Timothy L. Rabe
Senior Vice President/Senior Portfolio Manager

Q: CAN YOU PROVIDE SOME BACKGROUND ON THE HIGH YIELD MARKET DURING THE PERIOD?
A: During the last quarter of 2004, there was a run in higher-risk securities and CCC-rated bonds rallied. During the first and second quarters of 2005, there was still a global search for yield, in that Treasury rates in the U.S. and other countries were quite low. High yield bonds were one of the few places where investors could pick up additional spread over Treasuries, which helped pension programs and endowments. There was an expansion of the high yield market in terms of supply, due to the increased global demand.

Q: WHAT KIND OF STRATEGY DID YOU EMPLOY OVER THE LAST SEVERAL MONTHS?
A: We employ a bottom-up approach to selecting securities. We do not usually ignore a sector, nor are we going to have a severe overweight in any one sector. Instead, we take a relatively neutral position with regard to sector weights, and come up with the best relative value strategies in the portfolio within each sector. We believe that the most important aspect to get correct in managing a high yield portfolio is security selection, because high yield credits are not moved only by macro factors. This means looking at the market on a bond-by-bond basis. We continued to follow this approach throughout the recently ended fiscal year.

Q: WHAT AREAS OF THE FUND CONTRIBUTED TO RELATIVE PERFORMANCE?
A: As for individual bonds, Crompton Chemical Company was a strong contributor to performance. After the company was downgraded, it brought out a new bond issue. In order to have a bank deal in place, the new issues were secured by assets. Prior to the new issue, we bought 30-year Crompton bonds. The bonds rallied, and the company merged with Great Lakes Chemical. The bonds are now going back to investment grade level.

Q: WHAT FACTORS INFLUENCED FUND PERFORMANCE?
A: Security selection was one of the biggest drivers. We believe there hasn't been significant movement in any one sector or rating category. It's the process currently in place that has enabled the Fund to perform well. We believe that the Fund was able to achieve its double-digit performance on the fiscal year due to our deep credit research on a security-by-security basis. It was a securities selector's market. Just as importantly, though, we avoided many problems in the high yield market. The bankruptcy and default rate has been relatively low, but we avoided some bankruptcies in the auto suppliers market.

Q: WHICH HOLDING DETRACTED FROM OVER ALL FUND PERFORMANCE?
A: Anchor Glass was a notable detractor in the portfolio during the period. Its primary customer, Anheiser Busch, has decreased its usage of glass bottles. There have been higher raw material costs, and Anchor Glass has not been able to handle the costs or pass them on as well as previously thought. That company has deteriorated since we bought the position.

PERFORMANCE SUMMARY
  DELAWARE HIGH-YIELD OPPORTUNITIES FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware High-Yield Opportunities Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through July 31, 2005                          Lifetime    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
Excluding Sales Charge                           7.09%       7.29%       11.61%
Including Sales Charge                           6.52%       6.30%        6.55%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
Excluding Sales Charge                           4.48%       6.53%       10.85%
Including Sales Charge                           4.48%       6.32%        6.85%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
Excluding Sales Charge                           4.47%       6.52%       10.84%
Including Sales Charge                           4.47%       6.52%        9.84%
--------------------------------------------------------------------------------

The Fund invests primarily in high yield bonds (commonly known as 'junk bonds'), which involve greater risk than investing in higher-quality investment grade bonds. The portfolio may be invested in foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political changes, and different accounting standards.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended July 31, 2005 for Delaware High-Yield Opportunities Fund's Class R shares were 12.74% and 11.52%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge. The maximum annual distribution and service fee is 0.60% of average daily net assets, however, as of August 1, 2005, the Distributor has contracted to limit this amount to 0.50% through November 30, 2006.

The average annual total returns for the lifetime, five-year, and one-year periods ended July 31, 2005 for Delaware High-Yield Opportunities Fund's Institutional Class shares were 7.38%, 7.63%, and 11.96%, respectively. The Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DHOIX
Nasdaq Class R symbol:              DHIRX

FUND BASICS
As of July 31, 2005
--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks total return, and as a secondary objective, high current income.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$127.1 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

187
--------------------------------------------------------------------------------
FUND START DATE:

December 30, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YOUR FUND MANAGER:

Timothy L. Rabe is Senior Vice President/Senior Portfolio Manager of Delaware's high yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DHOAX
Class B  DHOBX
Class C  DHOCX

PERFORMANCE OF A $10,000 INVESTMENT
December 30, 1996 (Fund's inception) through July 31, 2005

DELAWARE HIGH YIELD OPPORTUNITIES FUND PERFORMANCE OF $10,000 INVESTMENT CHART

                     DELAWARE HIGH YIELD
                     OPPORTUNITIES FUND -      BEAR STEARNS HIGH
                       CLASS A SHARES             YIELD INDEX
          DEC-96          $ 9,550                   $10,000
          JUL-97          $10,580                   $10,863
          JUL-98          $12,211                   $12,176
          JUL-99          $11,693                   $12,039
          JUL-00          $12,102                   $11,902
          JUL-01          $10,799                   $11,777
          JUL-02          $10,448                   $10,652
          JUL-03          $13,409                   $13,895
          JUL-04          $14,712                   $15,996
          JUL-05          $16,426                   $17,648

Chart assumes $10,000 invested on December 30, 1996 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the Bear Stearns High Yield Index. Returns plotted on the chart were as of the last day of each month shown. The Bear Stearns High Yield Index is an unmanaged index that generally tracks the performance of high-yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE                      For the Period February 1, 2005 to July 31, 2005
  OF FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005 to July 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE HIGH-YIELD OPPORTUNITIES FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                                                                   Expenses
                                                            Beginning   Ending                    Paid During
                                                             Account    Account       Annualized     Period
                                                              Value      Value          Expense    2/1/05 to
                                                             2/1/05     7/31/05          Ratio      7/31/05*
------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,024.50         1.19%        $5.97
Class B                                                     1,000.00    1,021.00         1.89%         9.47
Class C                                                     1,000.00    1,021.00         1.89%         9.47
Class R+                                                    1,000.00    1,025.30         1.49%         7.48
Institutional Class                                         1,000.00    1,026.00         0.89%         4.47
------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,018.89         1.19%        $5.96
Class B                                                     1,000.00    1,015.42         1.89%         9.44
Class C                                                     1,000.00    1,015.42         1.89%         9.44
Class R+                                                    1,000.00    1,017.41         1.49%         7.45
Institutional Class                                         1,000.00    1,020.38         0.89%         4.46
------------------------------------------------------------------------------------------------------------

* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+The table above reflects Class R distribution and service (12b-1) fees of 0.60%. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

SECTOR ALLOCATION                                            As of July 31, 2005
  DELAWARE HIGH-YIELD OPPORTUNITIES FUND

Sector designations may be different than the sector designations presented in other Fund materials.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COLLATERALIZED BOND OBLIGATIONS                                 0.15%
------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES                           0.60%
------------------------------------------------------------------------
CORPORATE BONDS                                                89.78%
------------------------------------------------------------------------
Basic Industry                                                 12.90%

Brokerage                                                       1.41%

Capital Goods                                                   6.66%

Consumer Cyclical                                               5.45%

Consumer Non-Cyclical                                           5.86%

Energy                                                          4.81%

Finance & Investments                                           0.72%

Media                                                          11.14%

Real Estate                                                     1.74%

Services Cyclical                                              12.26%

Services Non-Cyclical                                           5.46%

Technology & Electronics                                        2.51%

Telecommunications                                             11.54%

Utilities                                                       7.32%
------------------------------------------------------------------------
CONVERTIBLE BONDS                                               0.19%
------------------------------------------------------------------------
EMERGING MARKET BONDS                                           2.86%
------------------------------------------------------------------------
COMMON STOCK                                                    0.32%
------------------------------------------------------------------------
PREFERRED STOCK                                                 0.21%
------------------------------------------------------------------------
WARRANTS                                                        0.00%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           4.30%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.41%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.59%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS                           July 31, 2005

                                                      Principal       Market
                                                    Amount (U.S.$) Value (U.S.$)
COLLATERALIZED BOND OBLIGATIONS - 0.15%
=@o#Merrill Lynch CBO VII
      Series 1997-C3A 144A
      3.827% 3/23/08                                  $   252,706    $   103,613
 =@South Street CBO Series 1999-1A A1
      7.16% 7/1/11                                         83,175         84,007
                                                                     -----------
TOTAL COLLATERALIZED BOND OBLIGATIONS
  (cost $220,379)                                                        187,620
                                                                     -----------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.60%
   #Meristar Commercial Mortgage Trust
      Series 1999-C1 C 144A 8.29% 3/3/16                  700,000        756,484
                                                                     -----------
TOTAL COMMERCIAL MORTGAGE-BACKED
  SECURITIES (cost $780,445)                                             756,484
                                                                     -----------
CORPORATE BONDS - 89.78%
Basic Industry - 12.90%
    Abitibi-Consolidated 6.95% 12/15/06                   650,000        666,250
    Bowater 9.50% 10/15/12                              1,215,000      1,379,024
    Fort James 7.75% 11/15/23                           1,500,000      1,709,999
   #Huntsman International 144A
      7.375% 1/1/15                                       725,000        739,500
    Lyondell Chemical 9.875% 5/1/07                        60,000         61,950
    MDP Acquisitions 9.625% 10/1/12                       825,000        837,375
    Nalco Holdings 8.875% 11/15/13                        540,000        591,300
   #NewPage 144A 10.00% 5/1/12                            425,000        433,500
    Norske Skog Canada 8.625% 6/15/11                   1,235,000      1,284,400
   #Novelis 144A 7.25% 2/15/15                            675,000        693,563
   #Port Townsend Paper 144A
      12.00% 4/15/11                                      910,000        796,250
    Potlatch 12.50% 12/1/09                               675,000        827,840
    Rhodia
      8.875% 6/1/11                                       715,000        697,125
      10.25% 6/1/10                                       470,000        508,775
    Smurfit Capital Funding 7.50% 11/20/25                900,000        846,000
  ++Solutia 6.72% 10/15/37                              1,835,000      1,509,287
    Stone Container 9.75% 2/1/11                        1,175,000      1,241,094
    Tembec Industries 8.625% 6/30/09                    1,410,000      1,202,025
    Witco
      6.875% 2/1/26                                       300,000        298,500
      7.75% 4/1/23                                         75,000         76,125
                                                                     -----------
                                                                      16,399,882
                                                                     -----------
Brokerage - 1.41%
    E Trade Financial 8.00% 6/15/11                       965,000      1,030,138
    LaBranche & Company 11.00% 5/15/12                    680,000        758,200
                                                                     -----------
                                                                       1,788,338
                                                                     -----------
Capital Goods - 6.66%
    Anchor Glass 11.00% 2/15/13                           725,000        449,500
    Armor Holdings 8.25% 8/15/13                          830,000        902,625
   #Graham Packaging 144A
      9.875% 10/15/14                                     910,000        941,850
    Interface 10.375% 2/1/10                              445,000        496,175
    Interline Brands 11.50% 5/15/11                       930,000      1,036,950
    Intertape Polymer 8.50% 8/1/14                        850,000        837,386
   *Mueller Holdings 14.75% 4/15/14                     1,275,000        937,125
    Nortek 8.50% 9/1/14                                   300,000        293,625
   #Park-Ohio Industries 144A
      8.375% 11/15/14                                     350,000        330,750

                                                      Principal       Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
Capital Goods (continued)
  Pliant 11.125% 9/1/09                                 1,080,000     $1,047,600
  Radnor Holdings
   o10.364% 4/15/09                                       270,000        269,325
    11.00% 3/15/10                                        425,000        286,875
  Trimas 9.875% 6/15/12                                   735,000        632,100
                                                                      ----------
                                                                       8,461,886
                                                                      ----------
Consumer Cyclical - 5.45%
  Accuride 8.50% 2/1/15                                   825,000        860,063
  Advanced Accessory Systems
    10.75% 6/15/11                                        370,000        308,950
  Autonation 9.00% 8/1/08                                 150,000        166,125
++Avado Brands 9.75% 6/1/06                               150,000          6,750
 #Carrols 144A 9.00% 1/15/13                              600,000        625,500
  Dana 5.85% 1/15/15                                      350,000        316,768
  Denny's 10.00% 10/1/12                                  780,000        838,500
  Landry's Restaurant 7.50% 12/15/14                      885,000        879,469
 #Metaldyne 144A 10.00% 11/1/13                           425,000        376,125
  O'Charleys 9.00% 11/1/13                                825,000        897,187
  Perkins Family Restaurants
    10.125% 12/15/07                                      355,000        361,656
 #Uno Restaurant 144A 10.00% 2/15/11                      530,000        514,100
++Venture Holdings 12.00% 6/1/09                          475,000            594
  Visteon 8.25% 8/1/10                                    175,000        169,750
  Warnaco 8.875% 6/15/13                                  550,000        607,750
                                                                      ----------
                                                                       6,929,287
                                                                      ----------
Consumer Non-Cyclical - 5.86%
 #Commonwealth Brands 144A
    10.625% 9/1/08                                      1,175,000      1,248,437
  Constellation Brands 8.125% 1/15/12                     525,000        564,375
  Cott Beverages 8.00% 12/15/11                           550,000        585,750
  Great Atlantic & Pacific Tea 7.75% 4/15/07              600,000        629,250
 #Le-Natures 144A 10.00% 6/15/13                        1,000,000      1,055,000
  National Beef Packing 10.50% 8/1/11                     840,000        898,800
  Pilgrim's Pride 9.625% 9/15/11                          520,000        569,400
  Pinnacle Foods 8.25% 12/1/13                            490,000        448,350
  True Temper Sports 8.375% 9/15/11                       675,000        631,125
 #Warner Chilcott 144A 8.75% 2/1/15                       825,000        818,813
                                                                      ----------
                                                                       7,449,300
                                                                      ----------
Energy - 4.81%
  Bluewater Finance 10.25% 2/15/12                        545,000        591,325
 #Chesapeake Energy 144A 6.625% 1/15/16                   325,000        337,188
  El Paso Natural Gas 7.625% 8/1/10                       230,000        243,273
  El Paso Production Holding 7.75% 6/1/13                 875,000        932,969
@#Geophysique 144A 7.50% 5/15/15                          250,000        262,500
 #Hilcorp Energy 144A 10.50% 9/1/10                       785,000        875,275
 #Inergy Finance 144A 6.875% 12/15/14                     425,000        418,625
  Petroleum Geo-Services
    8.00% 11/5/06                                         115,304        117,898
    10.00% 11/5/10                                        901,227      1,022,892
 oSecunda International 11.599% 9/1/12                    570,000        567,150
  Tennessee Gas Pipeline 8.375% 6/15/32                   270,000        321,807
  Whiting Petro 7.25% 5/1/13                              410,000        416,150
                                                                      ----------
                                                                       6,107,052
                                                                      ----------
Finance & Investments - 0.72%
 #FTI Consulting 144A 7.875% 6/15/13                      900,000        919,125
                                                                      ----------
                                                                         919,125
                                                                      ----------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal       Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
  Media - 11.14%
 !Adelphia Communications
    8.125% 7/15/06                                   $   800,000     $   692,000
  American Media Operation
    10.25% 5/1/09                                        425,000         432,438
  Cenveo 9.625% 3/15/12                                  625,000         678,125
 #Charter Communications 144A
    5.875% 11/16/09                                      290,000         209,525
  Charter Communications Holdings
    10.75% 10/1/09                                     2,675,000       2,206,874
  CSC Holdings
    8.125% 7/15/09                                       300,000         310,500
    8.125% 8/15/09                                       370,000         382,950
    10.50% 5/15/16                                       750,000         819,375
  Insight Midwest 10.50% 11/1/10                       1,770,000       1,885,050
  Lodgenet Entertainment 9.50% 6/15/13                 1,090,000       1,193,550
  Mediacom Capital 9.50% 1/15/13                       1,250,000       1,284,375
  Nextmedia Operating 10.75% 7/1/11                    1,070,000       1,172,988
  Rogers Cablesystems 11.00% 12/1/15                     535,000         577,800
  Sheridan Acquisition 10.25% 8/15/11                    350,000         367,938
  Warner Music Group 7.375% 4/15/14                      790,000         819,625
  XM Satellite Radio
    12.00% 6/15/10                                       600,000         686,250
    14.00% 3/15/10                                       400,000         432,000
                                                                     -----------
                                                                      14,151,363
                                                                     -----------
Real Estate - 1.74%
 #America Real Estate Partners 144A
    7.125% 2/15/13                                       800,000         816,000
  BF Saul REIT 7.50% 3/1/14                              505,000         525,200
  Tanger Properties 9.125% 2/15/08                       810,000         874,800
                                                                     -----------
                                                                       2,216,000
                                                                     -----------
Services Cyclical - 12.26%
  Adesa 7.625% 6/15/12                                   445,000         456,125
  Ameristar Casinos 10.75% 2/15/09                       790,000         859,125
 #Ashtead Holdings 144A 8.625% 8/1/15                    325,000         338,000
  Boyd Gaming 9.25% 8/1/09                               170,000         178,713
 #CCM Merger Motor 144A 8.00% 8/1/13                     540,000         552,825
  Corrections Corporation of America
    7.50% 5/1/11                                         855,000         891,338
  Foster Wheeler 10.359% 9/15/11                         512,500         558,625
  Gaylord Entertainment 6.75% 11/15/14                   550,000         550,000
*#H-Lines Finance Holding 144A
    11.00% 4/1/13                                      1,280,000       1,036,799
 #Horizon Lines 144A 9.00% 11/1/12                       325,000         350,188
  Kansas City Southern Railway
    9.50% 10/1/08                                        775,000         846,688
 #Knowledge Learning 144A 7.75% 2/1/15                   580,000         559,700
  Mandalay Resort Group 10.25% 8/1/07                    925,000       1,015,188
  MGM MIRAGE 9.75% 6/1/07                                530,000         574,388
  OMI 7.625% 12/1/13                                     900,000         921,375
  Park Place Entertainment 7.875% 12/15/05                80,000          81,200
  Penn National Gaming 8.875% 3/15/10                  1,725,000       1,847,905
  Royal Caribbean Cruises 7.25% 3/15/18                  755,000         830,500
  Seabulk International 9.50% 8/15/13                    465,000         527,194
  Stena 9.625% 12/1/12                                   625,000         691,406
 *Town Sports International 11.00% 2/1/14                640,000         444,800
  Ultrapetrol 9.00% 11/24/14                             400,000         357,000
  Wheeling Island Gaming
    10.125% 12/15/09                                   1,040,000       1,107,599
                                                                     -----------
                                                                      15,576,681
                                                                     -----------

                                                      Principal       Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
  Services Non-Cyclical - 5.46%
  Aleris International 9.00% 11/15/14                $   875,000     $   920,938
  Allied Waste North America 9.25% 9/1/12                885,000         970,181
  Casella Waste Systems 9.75% 2/1/13                     825,000         895,125
  Geo Subordinate 11.00% 5/15/12                         775,000         786,625
  NDCHealth 10.50% 12/1/12                             1,025,000       1,114,688
  US Oncology 10.75% 8/15/14                           1,050,000       1,175,999
  Vanguard Health 9.00% 10/1/14                          985,000       1,076,113
                                                                     -----------
                                                                       6,939,669
                                                                     -----------
  Technology & Electronics - 2.51%
 #Magnachip Semiconductor 144A
    8.00% 12/15/14                                     1,000,000         972,500
  Sanmina-SCI 10.375% 1/15/10                            785,000         875,275
 #STATS ChipPAC 144A 7.50% 7/19/10                       450,000         453,375
 #Sunguard Data 144A
    9.125% 8/15/13                                       175,000         182,656
    10.25% 8/15/15                                       675,000         702,844
                                                                     -----------
                                                                       3,186,650
                                                                     -----------
Telecommunications - 11.54%
  Alaska Communications Systems Holdings
    9.875% 8/15/11                                       625,000         684,375
++Allegiance Telecom 11.75% 2/15/08                      255,000          72,675
  American Cellular 10.00% 8/1/11                        415,000         436,788
  American Tower 7.125% 10/15/12                         660,000         699,600
  Centennial Cellular Operating
    10.125% 6/15/13                                      540,000         610,875
  Cincinnati Bell 8.375% 1/15/14                         805,000         833,175
 #Cincinnati Bell 144A 7.00% 2/15/15                     220,000         220,000
 #Digicel Limited 144A 9.25% 9/1/12                      700,000         722,750
 *Inmarsat Finance 10.375% 11/15/12                    1,175,000         945,875
  iPCS 11.50% 5/1/12                                     200,000         228,000
 #Iwo Escrow 144A
   o7.349% 1/15/12                                       125,000         128,125
   *10.75% 1/15/15                                       100,000          72,000
  MCI
    6.908% 5/1/07                                        302,000         306,530
    7.688% 5/1/09                                        540,000         564,300
  Nextel Communications 5.95% 3/15/14                  1,000,000       1,038,750
 *Panamsat Holding 10.375% 11/1/14                       875,000         630,000
  Qwest 7.875% 9/1/11                                    200,000         209,500
o#Qwest 144A 6.671% 6/15/13                              650,000         682,500
  Qwest Service 13.50% 12/15/10                        1,120,000       1,293,599
  Rural Cellular
    9.625% 5/15/08                                       650,000         651,625
    9.875% 2/1/10                                        600,000         642,000
 #Telcordia Technologies 144A
    10.00% 3/15/13                                       975,000         950,625
  Time Warner 9.75% 7/15/08                              325,000         330,688
 oUS LEC 11.89% 10/1/09                                  325,000         336,375
  US Unwired 10.00% 6/15/12                              395,000         458,200
 #Valor Telecom Enterprises 144A
    7.75% 2/15/15                                        925,000         922,688
                                                                     -----------
                                                                      14,671,618
                                                                     -----------

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS (CONTINUED)

                                                      Principal       Market
                                                    Amount (U.S.$) Value (U.S.$)
CORPORATE BONDS (continued)
   Utilities - 7.32%
  #Allegheny Energy Supply Statutory
      Trust 2001 Series B 144A
      13.00% 11/15/07                              $     85,000     $     93,288
    Avista 9.75% 6/1/08                                 295,000          330,416
    Calpine
      7.625% 4/15/06                                    270,000          249,750
      8.25% 8/15/05                                     450,000          451,125
      10.50% 5/15/06                                    275,000          262,625
 o#Calpine 144A 9.349% 7/15/07                          607,600          519,498
    CMS Energy 9.875% 10/15/07                          600,000          661,500
   #Dynegy Holdings 144A 10.125% 7/15/13                675,000          772,875
    Elwood Energy 8.159% 7/5/26                         628,597          714,243
    Midwest Generation
      8.30% 7/2/09                                      690,000          734,850
      8.75% 5/1/34                                    1,295,000        1,456,874
  ++Mirant Americas Generation
      7.625% 5/1/06                                     800,000          926,000
   #NRG Energy 144A 8.00% 12/15/13                      509,000          547,175
    Orion Power Holdings 12.00% 5/1/10                  655,000          789,275
    PSE&G Energy Holdings 7.75% 4/16/07                 170,000          177,225
    Reliant Energy 9.50% 7/15/13                        270,000          301,725
   #Tenaska Alabama 144A 7.00% 6/30/21                  300,000          312,750
=++#USGen New England 144A 7.459% 1/2/15                250,000            1,800
                                                                    ------------
                                                                       9,302,994
                                                                    ------------
TOTAL CORPORATE BONDS (cost $112,989,819)                            114,099,845
                                                                    ------------
CONVERTIBLE BONDS - 0.19%
  ++Mirant 2.50% 6/15/21                                275,000          237,188
                                                                    ------------
TOTAL CONVERTIBLE BONDS ($206,125)                                       237,188
                                                                    ------------

EMERGING MARKET BONDS - 2.86%
    Republic of El Salvador 7.65% 6/15/35             1,000,000        1,010,000
   #Kazkommerts International 144A
      7.00% 11/3/09                                     375,000          383,438
    Naftogaz Ukrainy 8.125% 9/30/09                     800,000          841,040
   #Southern Peru 144A 7.50% 7/27/35                    800,000          794,446
    Venezuela Government 9.375% 1/13/34                 575,000          601,450
                                                                    ------------
TOTAL EMERGING MARKET BONDS ($3,568,009)                               3,630,374
                                                                    ------------

                                                       Number of
                                                        Shares
COMMON STOCK - 0.32%
   +Foster Wheeler                                       10,687          246,864
   +Petroleum Geo-Services ADR                            1,491           35,799
   +XM Satellite Radio Holdings Class A                   3,500          124,705
                                                                        --------
TOTAL COMMON STOCK (cost $125,229)                                       407,368
                                                                        --------
PREFERRED STOCK - 0.21%
    Alamosa Delaware 7.50%                                  225          266,822
                                                                        --------
TOTAL PREFERRED STOCKS (cost $188,113)                                   266,822
                                                                        --------

                                                      Principal       Market
                                                    Amount (U.S.$) Value (U.S.$)
WARRANTS - 0.00%
+#Horizon PCS 144A, exercise price $5.88,
    expiration date 10/1/10                                 600          $     0
+#Solutia 144A, exercise price $7.59,
    expiration date 7/15/09                                 450                0
                                                                         -------
TOTAL WARRANTS (cost $79,379)                                                  0
                                                                         -------


                                                        Principal
                                                     Amount (U.S.$)
REPURCHASE AGREEMENTS - 4.30%
  With BNP Paribas 3.25% 8/1/05
    (dated 7/29/05, to be repurchased
    at $3,214,870, collateralized by
    $1,866,000 U.S. Treasury Bills
    due 1/5/06, market value $1,838,192
    and $1,466,000 U.S. Treasury
    Bills due 1/19/06, market
    value $1,441,604)                                  $3,214,000      3,214,000
  With UBS Warburg 3.23% 8/1/05
    (dated 7/29/05, to be repurchased
    at $2,258,608, collateralized by
    $1,522,000 U.S. Treasury Notes 2.00%
    due 8/31/05, market value $1,532,446
    and $778,000 U.S. Treasury Notes
    2.50% due 9/30/06, market
    value $772,384)                                     2,258,000      2,258,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,472,000)                                                    5,472,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 98.41%
  (cost $123,629,498)                                                125,057,701
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.59%                                           2,025,822
                                                                    ------------
NET ASSETS APPLICABLE TO 29,129,820 SHARES
  OUTSTANDING - 100.00%                                             $127,083,523
                                                                    ============

Net Asset Value - Delaware High-Yield Opportunities Fund
  Class A ($82,988,036 / 19,022,159 Shares)                                $4.36
                                                                           -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Class B ($16,660,802 / 3,820,349 Shares)                                 $4.36
                                                                           -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Class C ($17,473,744 / 4,004,286 Shares)                                 $4.36
                                                                           -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Class R ($2,030,115 / 464,705 Shares)                                    $4.37
                                                                           -----
Net Asset Value - Delaware High-Yield Opportunities Fund
  Institutional Class ($7,930,826 / 1,818,321 Shares)                      $4.36
                                                                           -----

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF NET ASSETS (CONTINUED)

COMPONENTS OF NET ASSETS AT JULY 31, 2005:
Shares of beneficial interest
  (unlimited authorization -- no par)                              $130,250,986
Distributions in excess of net investment income                            (59)
Accumulated net realized loss on investments                         (4,595,607)
Net unrealized appreciation of investments                            1,428,203
                                                                   ------------
Total net assets                                                   $127,083,523
                                                                   ============

 oVariable rate securities. The interest rate shown is the rate as of July 31,
  2005.
 #Security exempt from registration under Rule 144A of the Securities Act of 1933.
  See Note 7 in "Notes to Financial Statements."
 *Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
 +Non-income producing security for the year ended July 31, 2005.
++Non-income producing security. Security is currently in default.
 =Security is being fair valued in accordance with the Fund's fair valuation policy.
  See Note 1 in "Notes to Financial Statements." At July 31, 2005, 3 securities were fair valued which represented 0.15% of the Fund's net assets.
 @Illiquid security. See Note 7 in "Notes to Financial Statements." At July 31,
  2005, 3 securities were deemed illiquid which represented 0.35% of the Fund's net assets.
 !Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in the process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
CBO - Collateralized Bond Obligation
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE HIGH-YIELD OPPORTUNITIES FUND
Net asset value Class A (A)                                               $4.36
Sales charge (4.50% of offering price) (B)                                 0.21
                                                                          -----
Offering price                                                            $4.57
                                                                          =====

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF ASSETS AND LIABILITIES               July 31, 2005

ASSETS:
  Investments at market                                             $125,057,701
  Cash                                                                   235,850
  Receivables for securities sold                                      4,588,311
  Dividends and interest receivable                                    2,510,903
  Subscriptions receivable                                               622,274
                                                                    ------------
  Total assets                                                       133,015,039
                                                                    ------------

LIABILITIES:
  Payables for securities purchased                                    5,226,160
  Liquidations payable                                                   329,673
  Distributions payable                                                  201,401
  Due to manager and affiliates                                           77,097
  Other accrued expenses                                                  97,185
                                                                    ------------
  Total liabilities                                                    5,931,516
                                                                    ------------

Total net assets                                                    $127,083,523
                                                                    ============

Investments at cost                                                 $123,629,498
                                                                    ============

See accompanying notes

STATEMENT                                 DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF OPERATIONS                           Year Ended July 31, 2005

INVESTMENT INCOME:
  Interest                                                            $7,812,869
  Dividends                                                               12,802    $ 7,825,671
                                                                      ----------    -----------

EXPENSES:
  Management fees                                                        649,746
  Distribution expenses -- Class A                                       194,592
  Distribution expenses -- Class B                                       165,484
  Distribution expenses -- Class C                                       138,030
  Distribution expenses -- Class R                                         4,037
  Dividend disbursing and transfer agent fees and expenses               147,286
  Registration fees                                                       53,436
  Reports and statements to shareholders                                  46,875
  Accounting and administration expenses                                  34,089
  Legal and professional fees                                             22,960
  Pricing fees                                                            10,000
  Insurance                                                                7,101
  Custodian fees                                                           5,783
  Trustees' fees                                                           5,236
  Taxes (other than taxes on income)                                         819
  Other                                                                    1,398      1,486,872
                                                                      ----------
  Less expenses absorbed or waived                                                     (128,850)
                                                                                    -----------
  Total expenses                                                                      1,358,022
                                                                                    -----------
NET INVESTMENT INCOME                                                                 6,467,649
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                    3,043,673
  Net change in unrealized appreciation/depreciation of investments                     637,493
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                       3,681,166
                                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $10,148,815
                                                                                    ===========

See accompanying notes

STATEMENTS                                DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  OF CHANGES IN NET ASSETS

                                                                                                                 Year Ended
                                                                                                            7/31/05       7/31/04
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                                                  $  6,467,649   $ 5,050,563
  Net realized gain on investments                                                                          3,043,673     3,650,491
  Net change in unrealized appreciation/depreciation of investments                                           637,493       370,247
                                                                                                         ------------   -----------
  Net increase in net assets resulting from operations                                                     10,148,815     9,071,301
                                                                                                         ------------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                                                (4,849,108)   (3,080,659)
    Class B                                                                                                (1,128,412)   (1,153,556)
    Class C                                                                                                  (933,276)     (636,856)
    Class R                                                                                                   (46,738)         (314)
    Institutional Class                                                                                      (281,747)     (221,776)
                                                                                                         ------------   -----------
                                                                                                           (7,239,281)   (5,093,161)
                                                                                                         ------------   -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                                70,584,839    29,259,464
    Class B                                                                                                 5,349,318     5,129,357
    Class C                                                                                                12,078,605     5,868,307
    Class R                                                                                                 2,031,372        23,752
    Institutional Class                                                                                     6,748,592     1,103,088


  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                                 3,385,760     2,206,767
    Class B                                                                                                   467,373       511,731
    Class C                                                                                                   533,685       400,479
    Class R                                                                                                    43,848           285
    Institutional Class                                                                                       242,707       221,732
                                                                                                         ------------   -----------
                                                                                                          101,466,099    44,724,962
                                                                                                         ------------   -----------
  Cost of shares repurchased:
    Class A                                                                                               (37,336,171)  (18,817,071)
    Class B                                                                                                (4,728,835)   (7,004,415)
    Class C                                                                                                (4,258,285)   (3,779,415)
    Class R                                                                                                   (66,598)       (8,262)
    Institutional Class                                                                                      (251,115)   (3,826,634)
                                                                                                         ------------   -----------
                                                                                                          (46,641,004)  (33,435,797)
                                                                                                         ------------   -----------
Increase in net assets derived from capital share transactions                                             54,825,095    11,289,165
                                                                                                         ------------   -----------
NET INCREASE IN NET ASSETS                                                                                 57,734,629    15,267,305

NET ASSETS:
  Beginning of year                                                                                        69,348,894    54,081,589
                                                                                                         ------------   -----------
  End of year (including distributions in excess of net investment income of $59 and $1,147,
    respectively)                                                                                        $127,083,523   $69,348,894
                                                                                                         ============   ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware High-Yield Opportunities Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.950       $4.850

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.292       0.335        0.377       0.344        0.444
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.184       0.243        0.532      (0.488)      (0.893)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.476       0.578        0.909      (0.144)      (0.449)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.326)     (0.338)      (0.359)     (0.386)      (0.451)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.326)     (0.338)      (0.359)     (0.386)      (0.451)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $4.360      $4.210       $3.970      $3.420       $3.950
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                11.61%      14.97%       28.02%      (3.87%)      (9.96%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $82,988     $44,428      $29,385     $14,767      $18,478
Ratio of expenses to average net assets                         1.16%       1.13%        1.13%       1.13%        1.30%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.28%       1.38%        1.56%       1.44%        1.40%
Ratio of net investment income to average net assets            6.68%       8.05%       10.36%       9.05%       10.06%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.56%       7.80%        9.93%       8.74%        9.96%
Portfolio turnover                                               229%        644%         832%        609%       1,201%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware High-Yield Opportunities Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.960       $4.850

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.262       0.305        0.352       0.317        0.413
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.184       0.244        0.532      (0.498)      (0.886)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.446       0.549        0.884      (0.181)      (0.473)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.296)     (0.309)      (0.334)     (0.359)      (0.417)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.296)     (0.309)      (0.334)     (0.359)      (0.417)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $4.360      $4.210       $3.970      $3.420       $3.960
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                10.85%      14.19%       27.14%      (4.80%)     (10.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $16,661     $15,015      $15,464      $9,435      $11,210
Ratio of expenses to average net assets                         1.86%       1.83%        1.83%       1.83%        2.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.98%       2.08%        2.26%       2.14%        2.10%
Ratio of net investment income to average net assets            5.98%       7.35%        9.66%       8.35%        9.36%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            5.86%       7.10%        9.23%       8.04%        9.26%
Portfolio turnover                                               229%        644%         832%        609%       1,201%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware High-Yield Opportunities Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.960       $4.850

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.262       0.305        0.352       0.317        0.414
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.184       0.243        0.532      (0.498)      (0.887)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.446       0.548        0.884      (0.181)      (0.473)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.296)     (0.308)      (0.334)     (0.359)      (0.417)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.296)     (0.308)      (0.334)     (0.359)      (0.417)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $4.360      $4.210       $3.970      $3.420       $3.960
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                10.84%      14.16%       27.13%      (4.80%)     (10.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $17,474      $8,824       $5,916      $2,905       $3,044
Ratio of expenses to average net assets                         1.86%       1.83%        1.83%       1.83%        2.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.98%       2.08%        2.26%       2.14%        2.10%
Ratio of net investment income to average net assets            5.98%       7.35%        9.66%       8.35%        9.36%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            5.86%       7.10%        9.23%       8.04%        9.26%
Portfolio turnover                                               229%        644%         832%        609%       1,201%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                       Delaware High-Yield Opportunities Fund Class R
-----------------------------------------------------------------------------------------------------
                                                                                      6/2/03(1)
                                                                   Year Ended            to
                                                              7/31/05     7/31/04      7/31/03
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.960

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.279       0.322        0.050
Net realized and unrealized gain on investments                 0.194       0.242        0.010
                                                               ------      ------       ------
Total from investment operations                                0.473       0.564        0.060
                                                               ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.313)     (0.324)      (0.050)
                                                               ------      ------       ------
Total dividends and distributions                              (0.313)     (0.324)      (0.050)
                                                               ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $4.370      $4.210       $3.970
                                                               ======      ======       ======

TOTAL RETURN(3)                                                11.52%      14.55%        1.49%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $2,030         $16          $--
Ratio of expenses to average net assets                         1.46%       1.43%        1.43%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.58%       1.68%        2.25%
Ratio of net investment income to average net assets            6.38%       7.75%        9.57%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.26%       7.50%        8.75%
Portfolio turnover                                               229%        644%         832%

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the year ended July 31, 2004 and the period ended July 31, 2003.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware High-Yield Opportunities Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              7/31/05     7/31/04      7/31/03     7/31/02(1)   7/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $4.210      $3.970       $3.420      $3.950       $4.850

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.306       0.347        0.388       0.355        0.458
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        0.184       0.244        0.532      (0.487)      (0.893)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.490       0.591        0.920      (0.132)      (0.435)
                                                               ------      ------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.340)     (0.351)      (0.370)     (0.398)      (0.465)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.340)     (0.351)      (0.370)     (0.398)      (0.465)
                                                               ------      ------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                 $4.360      $4.210       $3.970      $3.420       $3.950
                                                               ======      ======       ======      ======       ======

TOTAL RETURN(3)                                                11.96%      15.33%       28.40%      (3.57%)      (9.67%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $7,931      $1,066       $3,316      $2,569           $3
Ratio of expenses to average net assets                         0.86%       0.83%        0.83%       0.83%        1.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       0.98%       1.08%        1.26%       1.14%        1.10%
Ratio of net investment income to average net assets            6.98%       8.35%       10.66%       9.35%       10.36%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            6.86%       8.10%       10.23%       9.04%       10.26%
Portfolio turnover                                               229%        644%         832%        609%       1,201%

(1) As required, effective August 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was a decrease in net investment income per share of $0.030, an increase in net realized and unrealized gain (loss) per share of $0.030, and a decrease in the ratio of net investment income to average net assets of 0.79%. Per share data and ratios for periods prior to August 1, 2001 have not been restated to reflect these changes in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended July 31, 2004, 2003, 2002 and 2001.

(3) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  TO FINANCIAL STATEMENTS                 July 31, 2005

Delaware Group Income Funds (the "Trust") is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended July 31, 2005.

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through September 30, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective June 1, 2005, the Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets, for accounting and administration services. Prior to June 1, 2005, the Fund paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees through November 30, 2006 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

NOTES                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At July 31, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                              $52,325
  Dividend disbursing, transfer agent, accounting
    and administration fees and other expenses
    payable to DSC                                                       19,315
  Other expenses payable to DMC and affiliates*                           5,457

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended July 31, 2005, Delaware High-Yield Opportunities Fund was charged $5,508 for internal legal services provided by DMC.

For the year ended July 31, 2005, DDLP earned $44,044 for commissions on sales of the Fund's Class A shares. For the year ended July 31, 2005, DDLP received gross contingent deferred sales charge commissions of $2,487, $37,758 and $10,338 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended July 31, 2005, the Fund made purchases of $261,348,177 and sales of $210,923,769 of investment securities other than short-term investments.

At July 31, 2005, the cost of investments for federal income tax purposes was $124,253,248. At July 31, 2005, the net unrealized appreciation was $804,453, of which $3,050,373 related to unrealized appreciation of investments and $2,245,920 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years July 31, 2005 and 2004 was as follows:

                                                 7/31/05           7/31/04
                                               ----------         ----------
  Ordinary income                              $7,239,281         $5,093,161

As of July 31, 2005, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                    $130,250,986
  Other temporary differences                                               (59)
  Capital loss carryforwards                                         (3,971,857)
  Unrealized appreciation of investments                                804,453
                                                                   ------------
  Net assets                                                       $127,083,523
                                                                   ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,898,552 was utilized in 2005. Capital loss carryforwards remaining at 2005 will expire as follows:
$3,971,857 expires in 2010.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2005, the Fund recorded the following reclassifications:

  Undistributed net investment income                                  $772,720
  Accumulated net realized gain (loss)                                 (772,720)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                                Year Ended
                                                           7/31/05     7/31/04
Shares sold:
  Class A                                                16,251,597   7,108,562
  Class B                                                 1,232,222   1,236,430
  Class C                                                 2,768,340   1,418,991
  Class R                                                   466,102       5,758
  Institutional Class                                     1,566,148     267,593

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                   779,426     529,731
  Class B                                                   107,654     122,914
  Class C                                                   122,839      95,911
  Class R                                                    10,143          68
  Institutional Class                                        55,865      53,274
                                                         ----------  ----------
                                                         23,360,336  10,839,232
                                                         ----------  ----------
Shares repurchased:
  Class A                                                (8,568,072) (4,486,453)
  Class B                                                (1,088,072) (1,689,315)
  Class C                                                  (983,589)   (909,662)
  Class R                                                   (15,381)     (1,986)
  Institutional Class                                       (57,219)   (903,285)
                                                         ----------  ----------
                                                        (10,712,333) (7,990,701)
                                                         ----------  ----------
Net increase                                             12,648,003   2,848,531
                                                         ==========  ==========

For the years ended July 31, 2005 and 2004, 84,575 Class B shares were converted to 84,507 Class A shares valued at $368,395 and 130,702 Class B shares were converted to 130,702 Class A shares valued at $547,483, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2005, or at any time during the fiscal year.

NOTES                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISK
The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At July 31, 2005, Rule 144A securities represented approximately 20.10% of total net assets. Rule 144A securities comprising 0.35% of total net assets have been determined to be illiquid securities under the Fund's Liquidity Procedures. While maintaining oversight, the Board of Trustees has delegated to the investment advisor the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Illiquid securities have been denoted on the Statement of Net Assets.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2005, the Fund designates distributions paid during the year as follows:

     (A)                       (B)
  Long-Term                 Ordinary
Capital Gains                Income                    Total
Distributions             Distributions            Distributions
 (Tax Basis)               (Tax Basis)              (Tax Basis)
-------------             -------------            -------------
     --                        100%                    100%

(A) and (B) are based on a percentage of the Fund's total distributions.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware High-Yield
Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware High-Yield Opportunities Fund (one of the series constituting Delaware Group Income Funds) (the "Fund") as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware High-Yield Opportunities Fund of Delaware Group Income Funds at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP


Philadelphia, Pennsylvania
September 16, 2005

OTHER                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  FUND INFORMATION

PROXY RESULTS
The shareholders of Delaware High-Yield Opportunities Fund voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the Trust.

                                       Shares               Shares Voted
                                      Voted For           Withheld Authority
                                     ----------           ------------------
Thomas L. Bennett                    14,412,069                 278,266
Jude T. Driscoll                     14,412,741                 277,594
John A. Fry                          14,408,344                 281,991
Anthony D. Knerr                     14,415,396                 274,939
Lucinda S. Landreth                  14,414,022                 276,313
Ann R. Leven                         14,415,263                 275,072
Thomas F. Madison                    14,416,322                 274,013
Janet L. Yeomans                     14,415,049                 275,286
J. Richard Zecher                    14,417,349                 272,986

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Fund will be able to hire and replace subadvisers without shareholder approval.

                                                  For              Against          Abstain     Broker Non-Votes
                                                  ---              -------          --------    ----------------
Delaware High-Yield Opportunities Fund         10,929,039          573,331          462,494         2,725,471

BOARD CONSIDERATION OF DELAWARE HIGH-YIELD OPPORTUNITIES FUND INVESTMENT ADVISORY AGREEMENT
At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware High-Yield Opportunities Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Fund; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with the Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years

OTHER                                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
  FUND INFORMATION (CONTINUED)

BOARD CONSIDERATION OF DELAWARE HIGH-YIELD OPPORTUNITIES FUND INVESTMENT ADVISORY AGREEMENT (CONTINUED) and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Fund. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended February 28, 2005. The Board noted its objective that the Fund's performance be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the five year period was in the second quartile. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments(R) funds. In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Fund and the Delaware Investments(R) Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                 NUMBER OF              OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                           POSITION(S)                                                       COMPLEX OVERSEEN          HELD BY
NAME, ADDRESS AND           HELD WITH         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)         BY TRUSTEE             TRUSTEE
   BIRTHDATE                  FUND(S)             SERVED          DURING PAST 5 YEARS           OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        5 Years - Executive   Since August 2000, Mr.           92                   None
2005 Market Street      President, Chief          Officer         Driscoll has served in
 Philadelphia, PA       Executive Officer                            various executive
   19103                  and Trustee        1 Year - Trustee     capacities at different
                                                                    times at Delaware
March 10, 1963                                                         Investments(1)

                                                                Senior Vice President and
                                                                 Director of Fixed-Income
                                                                Process - Conseco Capital
                                                                        Management
                                                                 (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT          Trustee               Since             Private Investor -             92                   None
2005 Market Street                            March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
    19103                                                          Investment Manager -
                                                                   Morgan Stanley & Co.
October 4, 1947                                               (January 1984 - March 2004)

   JOHN A. FRY              Trustee               4 Years         President - Franklin &           92           Director - Community
2005 Market Street                                                   Marshall College                              Health Systems
 Philadelphia, PA                                               (June 2002 - Present)
     19103
                                                                 Executive Vice President
May 28, 1960                                                         - University of
                                                                       Pennsylvania
                                                                 (April 1995 - June 2002)

 ANTHONY D. KNERR           Trustee              12 Years       Founder/Managing Director          92                   None
2005 Market Street                                                  - Anthony Knerr &
 Philadelphia, PA                                                  Associates (Strategic
      19103                                                              Consulting)
                                                                      (1990 - Present)
December 7, 1938

LUCINDA S. LANDRETH         Trustee               Since         Chief Investment Officer -         92                   None
 2005 Market Street                           March 23, 2005        Assurant, Inc.
Philadelphia, PA                                                     (Insurance)
    19103                                                           (2002 - 2004)

June 24, 1947

  ANN R. LEVEN              Trustee              16 Years         Treasurer/Chief Fiscal           92            Director and Audit
2005 Market Street                                                  Officer - National                                Committee
 Philadelphia, PA                                                     Gallery of Art                                Chairperson -
    19103                                                             (1994 - 1999)                                  Andy Warhol
                                                                                                                     Foundation
November 1, 1940
                                                                                                                  Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax Inc.

                                                                                                 NUMBER OF              OTHER
                                                                                             PORTFOLIOS IN FUND      DIRECTORSHIPS
                           POSITION(S)                                                       COMPLEX OVERSEEN          HELD BY
NAME, ADDRESS AND           HELD WITH         LENGTH OF TIME    PRINCIPAL OCCUPATION(S)         BY TRUSTEE             TRUSTEE
   BIRTHDATE                 FUND(S)              SERVED          DURING PAST 5 YEARS           OR OFFICER            OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

THOMAS F. MADISON            Trustee              11 Years       President/Chief Executive           92              Director -
2005 Market Street                                                Officer - MLM Partners,                           Banner Health
 Philadelphia, PA                                                  Inc. (Small Business
     19103                                                       Investing and Consulting)                      Director and Audit
                                                                 (January 1993 - Present)                       Committee Member-
                                                                                                                CenterPoint Energy
February 25, 1936
                                                                                                                 Director and Audit
                                                                                                                 Committee Member-
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member-
                                                                                                                 Rimage Corporation

                                                                                                                Director -  Valmont
                                                                                                                 Industries Inc.

 JANET L. YEOMANS            Trustee             6 Years         Vice President/Mergers &            92                None
2005 Market Street                                                      Acquisitions -
 Philadelphia, PA                                                      3M Corporation
     19103                                                        (January 2003 - Present)

 July 31, 1948                                                      Ms. Yeomans has held
                                                                     various management
                                                                positions at 3M Corporation
                                                                        since 1983.

J. RICHARD ZECHER            Trustee              Since                  Founder -                   92           Director and Audit
2005 Market Street                            March 23, 2005         Investor Analytics                           Committee Member -
 Philadelphia, PA                                                    (Risk Management)                           Investor Analytics
     19103                                                          (May 1999 - Present)
                                                                                                                  Director and Audit
July 3, 1940                                                                                                      Committee Member -
                                                                                                                    Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF         Senior Vice       Chief Financial      Mr. Bishof has served in           92                   None(3)
2005 Market Street        President and       Officer since     various executive capacities
Philadelphia, PA         Chief Financial    February 17, 2005     at different times at
    19103                    Officer                               Delaware Investments.

 August 18, 1962

RICHELLE S. MAESTRO      Executive Vice          2 Years          Ms. Maestro has served in          92                   None(3)
2005 Market Street      President, Chief                        various executive capacities
 Philadelphia, PA      Legal Officer and                          at different times at
     19103                 Secretary                                Delaware Investments.

November 26, 1957

 JOHN J. O'CONNOR          Senior Vice        Treasurer since     Mr. O'Connor has served in         92                   None(3)
2005 Market Street        President and      February 17, 2005   various executive capacities
 Philadelphia, PA           Treasurer                              at different times at
     19103                                                          Delaware Investments.

June 16, 1957

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.
(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                          AFFILIATED OFFICERS                      CONTACT INFORMATION
JUDE T. DRISCOLL                           MICHAEL P. BISHOF                        INVESTMENT MANAGER
Chairman                                   Senior Vice President and                Delaware Management Company,
Delaware Investments Family of Funds       Chief Financial Officer                  a Series of Delaware Management Business Trust
Philadelphia, PA                           Delaware Investments Family of Funds     Philadelphia, PA
                                           Philadelphia, PA
THOMAS L. BENNETT                                                                   NATIONAL DISTRIBUTOR
Private Investor                           RICHELLE S. MAESTRO                      Delaware Distributors, L.P.
Rosemont, PA                               Executive Vice President,                Philadelphia, PA
                                           Chief Legal Officer and Secretary
JOHN A. FRY                                Delaware Investments Family of Funds     SHAREHOLDER SERVICING, DIVIDEND
President                                  Philadelphia, PA                         DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                         Delaware Service Company, Inc.
Lancaster, PA                              JOHN J. O'CONNOR                         2005 Market Street
                                           Senior Vice President and Treasurer      Philadelphia, PA 19103-7094
ANTHONY D. KNERR                           Delaware Investments Family of Funds
Managing Director                          Philadelphia, PA                         FOR SHAREHOLDERS
Anthony Knerr & Associates                                                          800 523-1918
New York, NY
                                                                                    FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                                 INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                     800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                    WEB SITE
                                                                                    www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                               Delaware Investments is the marketing name for
National Gallery of Art                                                             Delaware Management Holdings, Inc. and
Washington, DC                                                                      its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9655)                                                        Printed in the USA
AR-137 [7/05] IVES 9/05                                     MF-05-08-019 PO10383

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.
             ----------

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $67,200 for the fiscal year ended July 31, 2005.



_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $74,700 for the fiscal year ended July 31, 2004.

         (b) Audit-related fees.
             ------------------

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended July 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $167,700 for the registrant's fiscal year ended July 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.
             --------

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $12,800 for the fiscal year ended July 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $8,750 for the fiscal year ended July 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2004.

         (d) All other fees.
             --------------

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended July 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended July 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended July 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $343,860 and $351,690 for the registrant's fiscal years ended July 31, 2005 and July 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  Delaware Group Income Funds

JUDE T. DRISCOLL
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    October 7, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
--------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    October 7, 2005


MICHAEL P. BISHOF
--------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    October 7, 2005